UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07319

Fidelity Covington Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2024

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Enhanced Large Cap Value ETF Fidelity® Enhanced Large Cap Value ETF : FELV Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Enhanced Large Cap Value ETF for the period September 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Enhanced Large Cap Value ETF	$ 25	0.28%
What affected the Fund's performance this period?

  •U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
  •Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark, especially within information technology, where our stock picking in semiconductors & semiconductor equipment helped most. Picks in communication services, consumer staples and consumer discretionary also helped.
  •The top individual relative contributor was our non-benchmark stake in Nvidia (+194%). Other notable relative contributors included an overweight in Qualcomm (+70%) and a non-benchmark stake in Broadcom (+87%). This period we decreased our positions in Qualcomm and Broadcom.
  •In contrast, the largest detractor from performance versus the benchmark was stock picking in health care. Security selection in real estate, primarily within the equity real estate investment trusts (REITs) industry, also hampered the fund's result.
  •The biggest individual relative detractor was our non-benchmark stake in Teradata (-36%). The second-largest detractor was an overweight in Zimmer Biomet (-25%). This period we decreased our positions in Teradata and Zimmer Biomet. A stake in Hawaiian Electric Industries returned -66% and also notably hurt. Hawaiian Electric was not held at period end.
  •Notable changes in positioning include decreased exposure to consumer discretionary and health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
June 30, 2014 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Enhanced Large Cap Value ETF - NAV	14.40%	10.28%	8.95%
Fidelity® Enhanced Large Cap Value ETF - Market Price A	14.60%	10.32%	8.97%
Russell 1000® Value Index	13.06%	9.01%	8.23%
Russell 1000® Index	23.88%	14.61%	12.51%
A   From November 20, 2023, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$1,792,516,935
Number of Holdings	333
Total Advisory Fee	$5,908,652
Portfolio Turnover	90%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	22.4
Industrials	16.3
Health Care	14.3
Information Technology	10.8
Consumer Staples	7.3
Energy	6.7
Consumer Discretionary	5.6
Communication Services	4.5
Materials	4.4
Utilities	4.0
Real Estate	3.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Berkshire Hathaway Inc Class B	3.7
JPMorgan Chase & Co	3.1
Exxon Mobil Corp	2.8
Bank of America Corp	1.7
Walmart Inc	1.7
Procter & Gamble Co/The	1.4
Unitedhealth Group Inc	1.4
Johnson & Johnson	1.3
Intel Corp	1.2
Pfizer Inc	1.1
19.4

How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses
Fidelity Enhanced Large Cap Value ETF converted from Fidelity Enhanced Large Cap Value Index Fund on November 17, 2023. This move, approved by the Board of Trustees in June 2023, was deemed in the best interest of shareholders. The new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Returns prior to the conversion are those of the former corresponding fund. Fidelity believes that the conversion will provide multiple benefits for investors of the fund, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. Effective March 1, 2024, the fund's fiscal year end changed from August 31 to June 30.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913704.100    7542-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Enhanced Small Cap ETF Fidelity® Enhanced Small Cap ETF : FESM Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Enhanced Small Cap ETF for the period March 1, 2024 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Enhanced Small Cap ETF	$ 10	0.28%
What affected the Fund's performance this period?

  •U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
  •Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark, led by industrials. Stock selection in consumer discretionary, consumer staples and materials also boosted the fund's relative performance.
  •The top individual relative contributor was an overweight in Super Micro Computer (+240%), which was our top stock holding. Overweight holdings in Abercrombie & Fitch (+376%) and Carvana (+160%) also notably helped. Abercrombie & Fitch and Carvana were among the fund's largest holdings at period end. The stake in Carvana was established this period.
  •In contrast, the biggest detractor from performance versus the benchmark was stock picking in real estate, primarily within the equity real estate investment trusts (REITs) industry. Security selection in health care also hampered the fund's result, as did an overweight in communication services.
  •The biggest individual relative detractor was an underweight in MicroStrategy (+302%), which ended the 12-month period as a top-10 fund holding. This was an investment we established this period. A second notable relative detractor was an overweight in CommScope (-78%). A stake in Omnicell returned -60% and also notably hurt. Omnicell was not held at period end.
  •Notable changes in positioning include decreased exposure to real estate and consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
June 30, 2014 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Enhanced Small Cap ETF - NAV	14.19%	9.32%	7.74%
Fidelity® Enhanced Small Cap ETF - Market Price A	14.29%	9.34%	7.75%
Russell 2000® Index	10.06%	6.94%	7.00%
Russell 3000® Index	23.13%	14.14%	12.15%
A   From November 20, 2023, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$574,172,456
Number of Holdings	568
Total Advisory Fee	$514,102
Portfolio Turnover	71%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	19.0
Financials	15.1
Health Care	14.9
Information Technology	14.9
Consumer Discretionary	10.3
Energy	5.7
Materials	5.3
Real Estate	4.1
Consumer Staples	3.5
Communication Services	3.0
Utilities	2.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Abercrombie & Fitch Co Class A	1.0
Fabrinet	0.9
SPS Commerce Inc	0.9
Applied Industrial Technologies Inc	0.8
Taylor Morrison Home Corp	0.8
Carpenter Technology Corp	0.7
Installed Building Products Inc	0.7
Murphy Oil Corp	0.7
CommVault Systems Inc	0.7
SkyWest Inc	0.7
7.9

How has the Fund changed?

This is a summary of certain changes to the Fund since March 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  •Management fee
  •Operating expenses
  •Expense reductions

Fidelity Enhanced Small Cap ETF converted from Fidelity Enhanced Small Cap Index Fund on November 17, 2023. This move, approved by the Board of Trustees in June 2023, was deemed in the best interest of shareholders. The new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Returns prior to the conversion are those of the former corresponding fund. Fidelity believes that the conversion will provide multiple benefits for investors of the fund, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. Effective March 1, 2024, the fund's fiscal year end changed from February 28 to June 30.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9912775.100    7545-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Enhanced Mid Cap ETF Fidelity® Enhanced Mid Cap ETF : FMDE Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Enhanced Mid Cap ETF for the period September 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Enhanced Mid Cap ETF	$ 26	0.29%
What affected the Fund's performance this period?

  •U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
  •Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark, led by industrials. Stock picking in information technology and consumer discretionary, and positioning in consumer staples and communication services, also boosted relative performance.
  •The top individual relative contributor was an overweight in Vistra (+233%). Overweight holdings in AppLovin (+217%) and Robinhood Markets (+126%) also helped.
  •In contrast, the biggest detractors from performance versus the benchmark were stock selection and an overweight in health care. An underweight in energy also hampered the fund's result, as did stock picking and an underweight in financials.
  •The largest individual relative detractor was an underweight in CrowdStrike Holdings (+161%). We established a position in the stock during the period. Other notable relative detractors included an overweight in 10x Genomics (-66%) and an underweight in Constellation Energy (+121%). The latter was an investment we established this period.
  •Notable changes in positioning include lower allocations to health care and real estate.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
June 30, 2014 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Enhanced Mid Cap ETF - NAV	16.23%	10.58%	9.13%
Fidelity® Enhanced Mid Cap ETF - Market Price A	16.35%	10.61%	9.14%
Russell Midcap® Index	12.88%	9.46%	9.04%
Russell 3000® Index	23.13%	14.14%	12.15%
A   From November 20, 2023, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$1,653,576,076
Number of Holdings	278
Total Advisory Fee	$3,648,331
Portfolio Turnover	73%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	18.9
Financials	16.4
Information Technology	14.8
Consumer Discretionary	12.1
Health Care	9.9
Materials	6.3
Real Estate	5.6
Energy	4.9
Utilities	4.0
Consumer Staples	3.9
Communication Services	2.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Simon Property Group Inc	1.0
Bank of New York Mellon Corp/The	1.0
Ross Stores Inc	1.0
Monolithic Power Systems Inc	0.9
Nucor Corp	0.9
DR Horton Inc	0.9
Cummins Inc	0.9
Cencora Inc	0.9
AMETEK Inc	0.8
Block Inc Class A	0.8
9.1

How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses
Fidelity Enhanced Mid Cap ETF converted from Fidelity Enhanced Mid Cap Index Fund on November 17, 2023. This move, approved by the Board of Trustees in June 2023, was deemed in the best interest of shareholders. The new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Returns prior to the conversion are those of the former corresponding fund. Fidelity believes that the conversion will provide multiple benefits for investors of the fund, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. Effective March 1, 2024, the fund's fiscal year end changed from August 31 to June 30.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913707.100    7546-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Enhanced International ETF Fidelity® Enhanced International ETF : FENI Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Enhanced International ETF for the period September 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Enhanced International ETF	$ 32	0.36%
What affected the Fund's performance this period?

  •International equities gained for the 12 months ending June 30, 2024, as global economic expansion amid improved financial conditions, fairly low volatility and firmer manufacturing activity provided a favorable backdrop for risk assets. Performance was largely driven by a narrow set of technology-focused firms riding high-growth megatrends, fanned by enthusiasm for artificial intelligence.
  •Against this backdrop, stock picks in the U.K. and stock picking and an underweight in Europe ex the U.K. contributed to the fund's performance versus the benchmark. By sector, security selection was the primary contributor, especially within industrials, where our picks in capital goods helped most. Stock selection in information technology, and picks and an underweight in consumer staples, also boosted relative performance, as did stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry.
  •The top individual relative contributor was an overweight in Rolls-Royce Holdings (+193%). This period we decreased our position. Other notable relative contributors included overweight holdings in Disco (+141%) and Wix.com (+98%). We decreased our investment in Wix.com during the period.
  •In contrast, from a regional standpoint, an overweight in Asia Pacific ex Japan, primarily in Hong Kong, and security selection in emerging markets detracted from the fund's relative result. By sector, the biggest detractor from performance versus the benchmark was stock selection in communication services. Also hurting our result were stock picks and an underweight in financials, primarily within the banks industry, and selection and an overweight in consumer discretionary, primarily within the automobiles & components industry.
  •The largest individual relative detractor was an overweight in Genmab (-34%). Overweight stakes in Panasonic Holdings (-33%) and RWE (-23%) also hurt. RWE was not held at period end.
  •Notable changes in positioning include increased exposure to the Netherlands and a lower allocation to Sweden. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and a higher allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
June 30, 2014 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Enhanced International ETF - NAV	14.54%	6.95%	4.82%
Fidelity® Enhanced International ETF - Market Price A	14.45%	6.94%	4.81%
MSCI EAFE Index	11.79%	6.69%	4.54%
A   From November 20, 2023, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$1,557,851,321
Number of Holdings	285
Total Advisory Fee	$4,154,555
Portfolio Turnover	109%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	19.1
Industrials	18.7
Health Care	13.8
Information Technology	11.2
Consumer Discretionary	9.3
Materials	8.2
Consumer Staples	6.5
Energy	3.4
Utilities	3.3
Communication Services	3.3
Real Estate	1.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	3.0
ASML Holding NV	1.9
Shell PLC	1.7
Novartis AG	1.7
Roche Holding AG	1.5
TotalEnergies SE	1.4
Schneider Electric SE	1.2
Hitachi Ltd	1.2
ASML Holding NV depository receipt	1.1
Nestle SA	1.1
15.8

How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses
Fidelity Enhanced International ETF converted from Fidelity Enhanced International Index Fund on November 17, 2023. This move, approved by the Board of Trustees in June 2023, was deemed in the best interest of shareholders. The new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Returns prior to the conversion are those of the former corresponding fund. Fidelity believes that the conversion will provide multiple benefits for investors of the fund, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. Effective March 1, 2024, the fund's fiscal year end changed from August 31 to June 30.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913706.100    7544-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Enhanced Large Cap Growth ETF Fidelity® Enhanced Large Cap Growth ETF : FELG Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Enhanced Large Cap Growth ETF for the period September 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Enhanced Large Cap Growth ETF	$ 23	0.24%
What affected the Fund's performance this period?

  •U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
  •Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark, especially within industrials. Stock picks and an underweight in consumer discretionary, and picks in information technology, also boosted relative performance, as did an underweight in consumer staples, primarily within the food, beverage & tobacco industry.
  •The top individual relative contributor was an overweight in Nvidia (+190%), which was one of our biggest holdings. Other notable relative contributors included a non-benchmark stake in Abercrombie & Fitch (+120%), an investment we established this period, and an underweight in Starbucks (-19%). Starbucks was not held at period end.
  •In contrast, the biggest detractor from performance versus the benchmark was security selection in health care, primarily within the health care equipment & services industry. Stock picking and an overweight in energy also hampered the fund's result.
  •The largest individual relative detractor was an overweight in Teradata (-33%). This period we increased our stake in the stock. The second-largest relative detractor was our non-benchmark stake in Bristol-Myers Squibb (-23%). An overweight in Lattice Semiconductor (-40%) also hurt. Lattice Semiconductor was not held at period end.
  •Notable changes in positioning include higher allocations to communication services and financials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
June 30, 2014 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Enhanced Large Cap Growth ETF - NAV	35.33%	19.59%	15.61%
Fidelity® Enhanced Large Cap Growth ETF - Market Price A	35.76%	19.66%	15.64%
Russell 1000® Growth Index	33.48%	19.34%	16.33%
Russell 1000® Index	23.88%	14.61%	12.51%
A   From November 20, 2023, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$2,686,905,203
Number of Holdings	112
Total Advisory Fee	$4,395,441
Portfolio Turnover	58%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	49.1
Communication Services	13.4
Consumer Discretionary	13.3
Health Care	7.9
Financials	5.9
Industrials	5.4
Consumer Staples	1.6
Materials	1.2
Energy	1.1
Utilities	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	11.7
NVIDIA Corp	11.3
Apple Inc	11.2
Amazon.com Inc	6.1
Meta Platforms Inc Class A	4.4
Alphabet Inc Class A	3.8
Alphabet Inc Class C	3.7
Broadcom Inc	2.9
Eli Lilly & Co	2.3
Mastercard Inc Class A	1.8
59.2

How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses
Fidelity Enhanced Large Cap Growth ETF converted from Fidelity Enhanced Large Cap Growth Index Fund on November 17, 2023. This move, approved by the Board of Trustees in June 2023, was deemed in the best interest of shareholders. The new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Returns prior to the conversion are those of the former corresponding fund. Fidelity believes that the conversion will provide multiple benefits for investors of the fund, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. Effective March 1, 2024, the fund's fiscal year end changed from August 31 to June 30.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913705.100    7543-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024
Fidelity® Cloud Computing ETF Fidelity® Cloud Computing ETF : FCLD Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Cloud Computing ETF for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Cloud Computing ETF	$ 45	0.40%
What affected the Fund's performance this period?

•U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
•Against this backdrop, the United States gained 27% and contributed most from a security selection standpoint, followed by the U.K. (+8%). By sector, picks among information technology (+26%) stocks helped most. Exposure to the real estate (+16%) category proved advantageous as well.
•Conversely, emerging markets returned -44% and detracted most, followed by Canada (-6%). As it relates to sectors, industrials generated an approximately -28% result and hurt most.
•Turning to individual stocks, the biggest contributor was technology hardware & equipment company Super Micro Computer (+243%). A stake in Western Digital (+100%) - another technology hardware & equipment stock - was a plus as well. MicroStrategy (+340%), Microsoft (+36%) and ServiceNow (+40%), within the software & services industry, further lifted the fund's performance.
•Conversely, the biggest individual detractor was software & services firm MongoDB (-39%). Other software & services holdings, including Five9 (-46%), Snowflake (-23%), Fastly (-53%) and Teradata (-35%), proved detrimental as well.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 5, 2021 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Cloud Computing ETF - NAV A	24.16%	-1.37%
Fidelity® Cloud Computing ETF - Market Price B	24.03%	-1.89%
Fidelity Cloud Computing Index℠ A	23.63%	-1.07%
MSCI ACWI (All Country World Index) Index A	19.79%	6.70%
A   From October 5, 2021

B   From October 7, 2021, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$77,121,561
Number of Holdings	51
Total Advisory Fee	$225,751
Portfolio Turnover	33%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	92.3
Real Estate	6.2
Industrials	1.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Oracle Corp	5.2
Intuit Inc	4.8
Salesforce Inc	4.7
Servicenow Inc	4.6
Microsoft Corp	4.5
Equinix Inc	3.3
Datadog Inc Class A	2.9
Digital Realty Trust Inc	2.9
Workday Inc Class A	2.9
Snowflake Inc Class A	2.8
38.6

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913373.100    6443-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024
Fidelity® Electric Vehicles and Future Transportation ETF Fidelity® Electric Vehicles and Future Transportation ETF : FDRV Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Electric Vehicles and Future Transportation ETF for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Electric Vehicles and Future Transportation ETF	$ 34	0.40%
What affected the Fund's performance this period?

•U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
•Against this backdrop, the United States returned -24% and detracted most from a security selection standpoint, followed by emerging markets (-41%). By sector, consumer discretionary stocks generated a -31% result and hurt most. Specifically, this group was hampered by the automobiles & components industry (-34%). Elsewhere, industrials (-37%) firms also were challenged, particularly the capital goods industry (-46%). Other notable detractors were the materials (-63%) and information technology (-14%) sectors.
•Turning to individual stocks, the biggest detractor was materials stock Albemarle (-57%). In capital goods, stakes in Plug Power (-78%) and ChargePoint Holdings (-83%) hurt as well. Samsung SDI (-49%), a technology hardware & equipment company, further detracted. Lastly, NIO (-57%), within the automobiles & components group, also proved detrimental to performance.
•Conversely, the top individual contributor was semiconductors & semiconductor equipment stock Analog Devices (+31%). Elsewhere in the industry, NXP Semiconductors (+34%) was another plus. In the consumer durables & apparel category, Garmin advanced roughly 37% and aided performance. Capital goods company Blue Bird rose 139% and helped as well. Lastly, Lyft (+46%), from the transportation category, was another plus.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 5, 2021 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Electric Vehicles and Future Transportation ETF - NAV A	-29.55%	-20.38%
Fidelity® Electric Vehicles and Future Transportation ETF - Market Price B	-30.25%	-21.12%
Fidelity Electric Vehicles and Future Transportation Index℠ A	-29.25%	-19.71%
MSCI ACWI (All Country World Index) Index A	19.79%	6.70%
A   From October 5, 2021

B   From October 7, 2021, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$32,787,168
Number of Holdings	51
Total Advisory Fee	$169,524
Portfolio Turnover	54%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Consumer Discretionary	39.7
Information Technology	33.5
Industrials	18.6
Materials	8.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Tesla Inc	5.5
Uber Technologies Inc	5.3
Analog Devices Inc	4.8
NXP Semiconductors NV	4.0
BYD Co Ltd H Shares	3.7
Garmin Ltd	3.4
Infineon Technologies AG	3.4
ON Semiconductor Corp	2.9
Aptiv PLC	2.9
Skyworks Solutions Inc	2.8
38.7

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913375.100    6445-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024
Fidelity® Clean Energy ETF Fidelity® Clean Energy ETF : FRNW Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Clean Energy ETF for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Clean Energy ETF	$ 34	0.40%
What affected the Fund's performance this period?

•U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
•Against this backdrop, the United States returned -43% and was the foremost detractor this period from a security selection standpoint, followed by emerging markets (-30%). By sector, information technology generated a roughly -49% result and hurt performance most. This group was hampered by the semiconductors & semiconductor equipment industry (-53%) in particular. Industrials (-35%) stocks also were challenged, hindered by the capital goods industry (-36%). Other notable detractors were the utilities (-13%) and the energy (-88%) sectors.
•Turning to individual stocks, the biggest detractor was SolarEdge Technologies (-82%), within the semiconductors & semiconductor equipment category. Enphase Energy (-41%) - another semiconductors & semiconductor equipment firm - also proved detrimental in terms of the portfolio's result. Plug Power (-77%) and Shoals Technologies (-76%), within the capital goods industry, hindered the fund's return as well. Additionally, utilities stock Ørsted (-44%) further pressured performance.
•In contrast, the biggest individual contributor was First Solar (+18%), within the semiconductors & semiconductor equipment industry. Among utilities holdings, Neoen (+29%) and Meridian Energy (+15%) aided performance. Cadeler (+42%), a stock in the capital goods group, was another plus. Lastly, in technology hardware & equipment, Itron gained 14% and lifted the fund as well.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 5, 2021 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Clean Energy ETF - NAV A	-29.37%	-17.38%
Fidelity® Clean Energy ETF - Market Price B	-29.77%	-17.94%
Fidelity Clean Energy Index℠ A	-29.16%	-16.78%
MSCI ACWI (All Country World Index) Index A	19.79%	6.70%
A   From October 5, 2021

B   From October 7, 2021, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$25,386,822
Number of Holdings	52
Total Advisory Fee	$112,407
Portfolio Turnover	45%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Utilities	50.6
Industrials	32.3
Information Technology	16.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
GE Vernova Inc	5.4
First Solar Inc	4.2
Vestas Wind Systems A/S	4.1
Energias DE Portugal SA	3.4
Orsted AS	3.2
Enphase Energy Inc	3.2
Verbund AG Class A	2.9
Meridian Energy Ltd	2.7
Northland Power Inc	2.6
NEXTracker Inc Class A	2.6
34.3

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913372.100    6442-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024
Fidelity® Digital Health ETF Fidelity® Digital Health ETF : FDHT Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Digital Health ETF for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Digital Health ETF	$ 39	0.40%
What affected the Fund's performance this period?

•U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
•Against this backdrop, the United States returned -13% and detracted most from a security selection standpoint, followed by emerging markets (-43%). By sector, health care stocks produced a -6% result and were most detrimental to performance. Specifically, this group was hampered by the health care equipment & services industry (-6%). Elsewhere, exposure to consumer staples (-18%) and communication services (0%) companies further detracted.
•In contrast, Asia Pacific ex Japan gained 56% and contributed most, followed by Europe ex the U.K. (+24%), especially Sweden (+13%). In terms of sectors, information technology returned -1% and contributed most, driven by the software & services industry (+7%). Stakes in industrials stocks also helped (+3%).
•On an individual basis, the biggest detractor was health care equipment & services firm Inspire Medical Systems (-59%). Teladoc Health (-61%), Nevro (-67%) and Accolade (-71%) - all health care equipment & services holdings as well - further challenged performance. Among consumer staples distribution & retail stocks, JD Health International returned about -53% and further weighed on performance.
•In contrast, the top individual contributor was health care equipment & services company Pro Medicus (+122%). Elsewhere in the health care equipment & services industry, stakes in Hims & Hers Health (+107%), Cochlear (+48%), Intuitive Surgical (+30%) and Tandem Diabetes Care (+66%) also helped.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 5, 2021 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Digital Health ETF - NAV A	-6.52%	-10.72%
Fidelity® Digital Health ETF - Market Price B	-7.03%	-11.24%
Fidelity Digital Health Index℠ A	-6.14%	-10.30%
MSCI ACWI (All Country World Index) Index A	19.79%	6.70%
A   From October 5, 2021

B   From October 7, 2021, date initially listed on the Cboe BZX Exchange, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$8,264,028
Number of Holdings	45
Total Advisory Fee	$35,407
Portfolio Turnover	42%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Health Care	87.4
Consumer Staples	6.2
Industrials	2.6
Information Technology	2.2
Communication Services	1.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Intuitive Surgical Inc	4.9
Veeva Systems Inc Class A	4.5
Dexcom Inc	4.4
ResMed Inc	4.2
Koninklijke Philips NV	4.1
Insulet Corp	3.8
Cochlear Ltd	3.7
Sonova Holding AG	3.6
Fisher & Paykel Healthcare Corp Ltd	3.2
Pro Medicus Ltd	2.8
39.2

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913374.100    6444-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Enhanced Large Cap Core ETF Fidelity® Enhanced Large Cap Core ETF : FELC Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Enhanced Large Cap Core ETF for the period September 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Enhanced Large Cap Core ETF	$ 22	0.23%
What affected the Fund's performance this period?

  • U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
  •Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark, especially within information technology. Stock selection in consumer discretionary, stock picks and an underweight in consumer staples, and picks and an overweight in communication services also boosted the fund's relative performance.
  •The top individual relative contributor was an overweight in Nvidia (+190%), which was the fund's largest holding at period end. An underweight in Tesla (-24%) and an overweight in Broadcom (+87%) also contributed. Broadcom was among the fund's biggest holdings.
  •In contrast, the biggest detractor from performance versus the benchmark was stock picking in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Also hurting our result were security selection and an overweight in industrials, primarily within the capital goods industry, and stock picks and an underweight in energy.
  •The biggest individual relative detractor was our non-benchmark stake in Teradata (-36%). This period we increased our investment in the stock. Other notable relative detractors included an underweight in Eli Lilly (+94%) and a non-benchmark stake in Hawaiian Electric Industries (-54%). Hawaiian Electric was not held at period end.
  •Notable changes in positioning include increased exposure to communication services and a lower allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
June 30, 2014 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Enhanced Large Cap Core ETF - NAV	25.94%	15.76%	12.77%
Fidelity® Enhanced Large Cap Core ETF - Market Price A	26.28%	15.82%	12.80%
S&P 500® Index	24.56%	15.05%	12.86%
A   From November 20, 2023, date initially listed on the NYSE Arca, Inc. exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$2,911,234,375
Number of Holdings	201
Total Advisory Fee	$4,204,212
Portfolio Turnover	58%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	31.7
Health Care	12.5
Financials	12.2
Communication Services	11.3
Industrials	9.9
Consumer Discretionary	9.7
Consumer Staples	4.3
Energy	3.0
Materials	2.4
Utilities	1.2
Real Estate	0.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.1
Apple Inc	7.1
Microsoft Corp	6.7
Amazon.com Inc	3.9
Meta Platforms Inc Class A	2.9
Alphabet Inc Class C	2.5
Alphabet Inc Class A	2.3
Berkshire Hathaway Inc Class B	2.1
Broadcom Inc	2.0
JPMorgan Chase & Co	1.8
38.4

How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses
Fidelity Enhanced Large Cap Core ETF converted from Fidelity Enhanced Large Cap Core Index Fund on November 17, 2023. This move, approved by the Board of Trustees in June 2023, was deemed in the best interest of shareholders. The new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Returns prior to the conversion are those of the former corresponding fund. Fidelity believes that the conversion will provide multiple benefits for investors of the fund, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. Effective March 1, 2024, the fund's fiscal year end changed from August 31 to June 30.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913703.100    7541-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024
Fidelity® Crypto Industry and Digital Payments ETF Fidelity® Crypto Industry and Digital Payments ETF : FDIG Principal U.S. Listing Exchange : NASDAQ/NMS Global Market

This annual shareholder report contains information about Fidelity® Crypto Industry and Digital Payments ETF for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Crypto Industry and Digital Payments ETF	$ 51	0.40%
What affected the Fund's performance this period?

•U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
•Against this backdrop, the United States gained roughly 78% and contributed most from a security selection standpoint, followed by Asia Pacific ex Japan (+91%), especially Singapore (+29%). By sector, information technology stocks rose about 52% and helped most, driven by the software & services industry (+60%). Exposure to financials stocks (+52%) proved advantageous as well.
•Conversely, Europe ex the U.K. returned -43% and detracted most, followed by emerging markets (-22%), especially Brazil (+6%). As it relates to sectors, communication services firms returned about -27% and were the biggest challenge.
•In terms of individual holdings, the biggest contributor was financial services stock Coinbase Global (+208%). Elsewhere, CleanSpark (+265%), TeraWulf (+154%), Core Scientific (+171%) and Iris Energy (+145%), within the software & services industry, also stood out to the upside.
•In contrast, the biggest individual detractor was Riot Platforms (-23%), a software & services company. Exposure to another software & services stock, Hive Digital Technologies (-33%), hurt as well. Among technology hardware & equipment firms, Canaan returned approximately -47% and further detracted, as did financial services positions Worldline (-71%) and Flywire (-47%).
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
April 19, 2022 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Crypto Industry and Digital Payments ETF - NAV A	52.67%	6.02%
Fidelity® Crypto Industry and Digital Payments ETF - Market Price B	52.59%	10.97%
Fidelity Crypto Industry and Digital Payments Index℠ A	53.31%	6.42%
MSCI ACWI (All Country World Index) Index A	19.79%	9.10%
A   From April 19, 2022

B   From April 21, 2022, date initially listed on the NASDAQ/NMS Global Market exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$103,792,520
Number of Holdings	39
Total Advisory Fee	$267,622
Portfolio Turnover	53%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	58.6
Financials	41.3

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Coinbase Global Inc Class A	11.2
Marathon Digital Holdings Inc	9.3
Cleanspark Inc	6.8
Terawulf Inc	5.2
Riot Platforms Inc	5.2
Hut 8 Corp (United States)	4.8
Iris Energy Ltd	4.7
Bitfarms Ltd/Canada (United States)	3.6
Core Scientific Inc	3.5
Cipher Mining Inc	2.9
57.2

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913376.100    6565-TSRA-0824

ANNUAL SHAREHOLDER REPORT | AS OF JUNE 30, 2024
Fidelity® Metaverse ETF Fidelity® Metaverse ETF : FMET Principal U.S. Listing Exchange : NASDAQ/NMS Global Market

This annual shareholder report contains information about Fidelity® Metaverse ETF for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Metaverse ETF	$ 44	0.40%
What affected the Fund's performance this period?

•U.S. equities gained considerably for the 12 months ending June 30, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, stocks continued their late-2023 momentum, powered by signs of continued U.S. economic strength.
•Against this backdrop, the United States gained approximately 34% and was a notable contributor in terms of security selection. By sector, information technology stocks rose about 22% and added the most value. Exposure to communication services (+18%) firms also helped. Elsewhere, the real estate sector was up about 17%, boosted by real estate investment trusts (+24%) in particular.
•Conversely, equity markets in Europe ex the U.K., especially Switzerland (-68%), returned -27% and detracted most, followed by the U.K. (-44%). From a sector standpoint, consumer discretionary firms returned -20% and were the biggest performance challenge.
•Turning to individual stocks, the top contributor was semiconductors & semiconductor equipment company Nvidia (+199%). A stake in Qualcomm (+81%), another position within the semiconductors & semiconductor equipment industry, helped as well. Among technology hardware & equipment firms, Super Micro Computer gained roughly 244% and further boosted the fund's performance. Stakes in Meta Platforms (+74%) and Alphabet (+52%), within the media & entertainment category, proved advantageous as well.
•In contrast, the biggest individual detractor was semiconductors & semiconductor equipment stock Intel (-32%). ams ORSAM (-68%) and Advanced Micro Devices (-15%), also in the semiconductors & semiconductor equipment industry, further pressured the portfolio's return. Exposure to software & services company Unity Software (-61%) hurt as well. Lastly, another notable detractor was NCSoft (-41%), a media & entertainment holding.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
April 19, 2022 through June 30, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Metaverse ETF - NAV A	19.25%	9.36%
Fidelity® Metaverse ETF - Market Price B	18.53%	11.61%
Fidelity Metaverse Index℠ A	19.79%	9.89%
MSCI ACWI (All Country World Index) Index A	19.79%	9.10%
A   From April 19, 2022

B   From April 21, 2022, date initially listed on the NASDAQ/NMS Global Market exchange

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of June 30, 2024)

KEY FACTS
Fund Size	$33,559,600
Number of Holdings	51
Total Advisory Fee	$93,953
Portfolio Turnover	52%
What did the Fund invest in?
(as of June 30, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	56.8
Communication Services	36.9
Real Estate	6.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Adobe Inc	5.0
Samsung Electronics Co Ltd	4.8
Apple Inc	4.7
Microsoft Corp	4.6
Alphabet Inc Class A	4.6
Tencent Holdings Ltd	4.5
Meta Platforms Inc Class A	4.5
NVIDIA Corp	4.4
Advanced Micro Devices Inc	4.3
QUALCOMM Inc	4.0
45.4

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913377.100    6566-TSRA-0824

Item 2.

Code of Ethics

As of the end of the period, June 30, 2024, Fidelity Covington Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Clean Energy ETF, Fidelity Cloud Computing ETF, Fidelity Crypto Industry and Digital Payments ETF, Fidelity Digital Health ETF, Fidelity Electric Vehicles and Future Transportation ETF, and Fidelity Metaverse ETF (the “Funds”):

Services Billed by Deloitte Entities

June 30, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Clean Energy ETF	$15,600	$-	$4,000	$400
Fidelity Cloud Computing ETF	$15,600	$-	$4,000	$400
Fidelity Crypto Industry and Digital Payments ETF	$15,700	$-	$4,300	$400
Fidelity Digital Health ETF	$15,600	$-	$4,000	$400
Fidelity Electric Vehicles and Future Transportation ETF	$15,600	$-	$4,000	$400
Fidelity Metaverse ETF	$15,800	$-	$4,300	$400

June 30, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Clean Energy ETF	$14,400	$-	$4,000	$300
Fidelity Cloud Computing ETF	$14,400	$-	$4,000	$300
Fidelity Crypto Industry and Digital Payments ETF	$14,600	$-	$4,300	$300
Fidelity Digital Health ETF	$14,400	$-	$4,000	$300
Fidelity Electric Vehicles and Future Transportation ETF	$14,400	$-	$4,000	$300
Fidelity Metaverse ETF	$14,600	$-	$4,300	$300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Enhanced International ETF, Fidelity Enhanced Large Cap Core ETF, Fidelity Enhanced Large Cap Growth ETF, Fidelity Enhanced Large Cap Value ETF, Fidelity Enhanced Mid Cap ETF, and

Fidelity Enhanced Small Cap ETF (the “Funds”):

Services Billed by PwC

June 30, 2024 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Enhanced International ETF	$39,700	$-	$9,800	$700
Fidelity Enhanced Large Cap Core ETF	$39,200	$-	$9,800	$700
Fidelity Enhanced Large Cap Growth ETF	$39,200	$-	$9,800	$700
Fidelity Enhanced Large Cap Value ETF	$39,200	$-	$9,800	$700
Fidelity Enhanced Mid Cap ETF	$39,200	$-	$9,800	$700
Fidelity Enhanced Small Cap ETF	$-	$-	$-	$1,000

June 30, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Enhanced International ETF	$-	$-	$-	$-
Fidelity Enhanced Large Cap Core ETF	$-	$-	$-	$-
Fidelity Enhanced Large Cap Growth ETF	$-	$-	$-	$-
Fidelity Enhanced Large Cap Value ETF	$-	$-	$-	$-
Fidelity Enhanced Mid Cap ETF	$-	$-	$-	$-
Fidelity Enhanced Small Cap ETF	$-	$-	$-	$-

A Amounts may reflect rounding.
B Fidelity Enhanced International ETF, Fidelity Enhanced Large Cap Core ETF, Fidelity Enhanced Large Cap Growth ETF, Fidelity Enhanced Large Cap Value ETF, Fidelity Enhanced Mid Cap ETF, and Fidelity Enhanced Small Cap ETF commenced operations on November 17, 2023.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	June 30, 2024A	June 30, 2023A
Audit-Related Fees	$200,000	$80,000
Tax Fees	$-	$-
All Other Fees	$1,929,500	$-

A Amounts may reflect rounding.

Services Billed by PwC

	June 30, 2024A,B	June 30, 2023A,B
Audit-Related Fees	$9,437,800	$8,699,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Enhanced International ETF, Fidelity Enhanced Large Cap Core ETF, Fidelity Enhanced Large Cap Growth ETF, Fidelity Enhanced Large Cap Value ETF, Fidelity Enhanced Mid Cap ETF, and Fidelity Enhanced Small Cap ETF’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	June 30, 2024A,B	June 30, 2023A,B
Deloitte Entities	$6,225,500	$2,074,400
PwC	$15,061,900	$14,153,000

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Enhanced International ETF, Fidelity Enhanced Large Cap Core ETF, Fidelity Enhanced Large Cap Growth ETF, Fidelity Enhanced Large Cap Value ETF, Fidelity Enhanced Mid Cap ETF, and Fidelity Enhanced Small Cap ETF’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

The Audit Committee is a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  As of June 30, 2024, the members of the Audit Committee were Donald F. Donahue, Thomas P. Bostick, Thomas Kennedy and Susan Tomasky.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Clean Energy ETF
Fidelity® Cloud Computing ETF
Fidelity® Crypto Industry and Digital Payments ETF
Fidelity® Digital Health ETF
Fidelity® Electric Vehicles and Future Transportation ETF
Fidelity® Metaverse ETF

Annual Report
June 30, 2024

Contents

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Clean Energy ETF
Fidelity® Cloud Computing ETF
Fidelity® Crypto Industry and Digital Payments ETF
Fidelity® Digital Health ETF
Fidelity® Electric Vehicles and Future Transportation ETF
Fidelity® Metaverse ETF
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Distributions
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Clean Energy ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
INDUSTRIALS - 32.2%
Construction & Engineering - 5.6%
Ameresco, Inc. Class A (a)	12,000	345,720
Cadeler A/S (a)	66,787	422,770
OX2 AB (a)	68,146	382,550
West Holdings Corp.	16,700	270,547
		1,421,587
Electrical Equipment - 26.6%
Array Technologies, Inc. (a)	37,212	381,795
Bloom Energy Corp. Class A (a)	39,145	479,135
CS Wind Corp.	11,293	406,105
Doosan Fuel Cell Co. Ltd. (a)	21,702	333,452
GE Vernova LLC	7,948	1,363,160
Goldwind Science & Technology Co. Ltd. (H Shares)	623,200	253,833
Nextracker, Inc. Class A (a)	13,942	653,601
Nordex SE (a)	32,879	403,124
Plug Power, Inc. (a)	161,528	376,360
Shoals Technologies Group, Inc. (a)	61,145	381,545
Sunrun, Inc. (a)	40,967	485,869
TPI Composites, Inc. (a)	46,412	185,184
Vestas Wind Systems A/S (a)	44,877	1,039,984
		6,743,147
TOTAL INDUSTRIALS		8,164,734
INFORMATION TECHNOLOGY - 16.7%
Electronic Equipment, Instruments & Components - 1.9%
Landis+Gyr Group AG	5,900	476,675
Semiconductors & Semiconductor Equipment - 14.8%
Canadian Solar, Inc. (a)	21,515	317,346
Enphase Energy, Inc. (a)	8,120	809,645
First Solar, Inc. (a)	4,645	1,047,262
Flat Glass Group Co. Ltd.	188,000	276,917
JinkoSolar Holdings Co. Ltd. ADR	15,663	324,537
SMA Solar Technology AG	7,612	215,049
SolarEdge Technologies, Inc. (a)	11,854	299,432
Xinyi Solar Holdings Ltd.	922,000	464,106
		3,754,294
TOTAL INFORMATION TECHNOLOGY		4,230,969
UTILITIES - 50.7%
Electric Utilities - 13.9%
Acciona SA	4,653	550,050
Energias de Portugal SA	230,611	864,804
Mercury Nz Ltd.	138,507	554,081
ORSTED A/S (a)(b)	15,346	817,342
Verbund AG	9,432	744,509
		3,530,786
Independent Power and Renewable Electricity Producers - 36.8%
Atlantica Sustainable Infrastructure PLC	21,311	467,776
Boralex, Inc. Class A	20,783	508,962
Brookfield Renewable Corp.	20,917	592,497
China Datang Corp. Renewable Power Co. Ltd.	1,375,000	355,752
China Longyuan Power Grid Corp. Ltd. (H Shares)	634,000	570,059
Clearway Energy, Inc. Class C	19,124	472,172
Corp. ACCIONA Energias Renovables SA	18,931	390,163
EDP Renovaveis SA	42,622	596,126
Encavis AG	28,920	530,015
Enlight Renewable Energy Ltd. (a)	30,263	480,792
ERG SpA	16,887	424,232
Innergex Renewable Energy, Inc.	56,513	422,500
Meridian Energy Ltd.	175,567	672,915
Neoen SA (b)	14,736	594,776
Northland Power, Inc.	38,315	658,581
Ormat Technologies, Inc.	8,688	622,930
ReNew Energy Global PLC (a)	53,239	332,211
RENOVA, Inc. (a)	41,200	254,587
Solaria Energia y Medio Ambiente SA (a)	31,932	395,962
		9,343,008
TOTAL UTILITIES		12,873,794
TOTAL COMMON STOCKS (Cost $35,344,672)		25,269,497

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (c) (Cost $32,219)	32,213	32,219

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $35,376,891)	25,301,716
NET OTHER ASSETS (LIABILITIES) - 0.3%	85,106
NET ASSETS - 100.0%	25,386,822

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	3	Sep 2024	82,823	268	268

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,412,118 or 5.6% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	-	986,135	953,916	235	-	-	32,219	0.0%
Total	-	986,135	953,916	235	-	-	32,219

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Industrials	8,164,734	8,164,734	-	-
Information Technology	4,230,969	4,230,969	-	-
Utilities	12,873,794	12,873,794	-	-

Money Market Funds	32,219	32,219	-	-
Total Investments in Securities:	25,301,716	25,301,716	-	-
Derivative Instruments: Assets
Futures Contracts	268	268	-	-
Total Assets	268	268	-	-
Total Derivative Instruments:	268	268	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	268	0
Total Equity Risk	268	0
Total Value of Derivatives	268	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Clean Energy ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $35,344,672)	$25,269,497
Fidelity Central Funds (cost $32,219)	32,219

Total Investment in Securities (cost $35,376,891)		$25,301,716
Segregated cash with brokers for derivative instruments		5,900
Foreign currency held at value (cost $10,183)		10,177
Dividends receivable		86,613
Reclaims receivable		20,181
Distributions receivable from Fidelity Central Funds		54
Receivable from investment adviser for expense reductions		5,060
Total assets		25,429,701
Liabilities
Payable to custodian bank	$303
Payable for investments purchased	25,314
Accrued management fee	8,991
Payable for daily variation margin on futures contracts	368
Proxy fee payable	7,903
Total liabilities		42,879
Net Assets		$25,386,822
Net Assets consist of:
Paid in capital		$44,613,519
Total accumulated earnings (loss)		(19,226,697)
Net Assets		$25,386,822
Net Asset Value, offering price and redemption price per share ($25,386,822 ÷ 1,750,000 shares)		$14.51
Statement of Operations
		Year ended June 30, 2024
Investment Income
Dividends		$484,689
Income from Fidelity Central Funds		235
Income before foreign taxes withheld		$484,924
Less foreign taxes withheld		(44,236)
Total income		440,688
Expenses
Management fee	$112,407
Independent trustees' fees and expenses	155
Proxy	7,903
Total expenses before reductions	120,465
Expense reductions	(5,266)
Total expenses after reductions		115,199
Net Investment income (loss)		325,489
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,083,315)
Redemptions in-kind	123,957
Foreign currency transactions	(928)
Futures contracts	1,319
Total net realized gain (loss)		(5,958,967)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(5,409,835)
Assets and liabilities in foreign currencies	(449)
Futures contracts	268
Total change in net unrealized appreciation (depreciation)		(5,410,016)
Net gain (loss)		(11,368,983)
Net increase (decrease) in net assets resulting from operations		$(11,043,494)
Statement of Changes in Net Assets

	Year ended June 30, 2024	Year ended June 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$325,489	$267,416
Net realized gain (loss)	(5,958,967)	(1,728,914)
Change in net unrealized appreciation (depreciation)	(5,410,016)	(190,092)
Net increase (decrease) in net assets resulting from operations	(11,043,494)	(1,651,590)
Distributions to shareholders	(378,500)	(306,800)

Share transactions
Proceeds from sales of shares	-	14,295,218
Cost of shares redeemed	(1,695,052)	(2,120,671)

Net increase (decrease) in net assets resulting from share transactions	(1,695,052)	12,174,547
Total increase (decrease) in net assets	(13,117,046)	10,216,157

Net Assets
Beginning of period	38,503,868	28,287,711
End of period	$25,386,822	$38,503,868

Other Information
Shares
Sold	-	600,000
Redeemed	(100,000)	(100,000)
Net increase (decrease)	(100,000)	500,000

Financial Highlights
Fidelity® Clean Energy ETF

Years ended June 30,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$20.81	$20.95	$25.12
Income from Investment Operations
Net investment income (loss) B,C	.18	.15	.15
Net realized and unrealized gain (loss)	(6.27)	(.12)	(4.20)
Total from investment operations	(6.09)	.03	(4.05)
Distributions from net investment income	(.21)	(.17)	(.12)
Total distributions	(.21)	(.17)	(.12)
Net asset value, end of period	$14.51	$20.81	$20.95
Total Return D,E,F	(29.37) %	.10%	(16.12)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.42%	.39%	.39% I
Expenses net of fee waivers, if any	.40%	.39%	.39% I
Expenses net of all reductions	.40%	.39%	.39% I
Net investment income (loss)	1.13%	.69%	.90% I
Supplemental Data
Net assets, end of period (000 omitted)	$25,387	$38,504	$28,288
Portfolio turnover rate J,K	45%	37%	30% L

AFor the period October 5, 2021 (commencement of operations) through June 30, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
LAmount not annualized.
Fidelity® Cloud Computing ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 100.0%
	Shares	Value ($)
INDUSTRIALS - 1.6%
Professional Services - 1.6%
Dayforce, Inc. (a)	23,918	1,186,333
INFORMATION TECHNOLOGY - 92.3%
Communications Equipment - 1.7%
F5, Inc. (a)	7,694	1,325,138
IT Services - 8.7%
Digitalocean Holdings, Inc. (a)	19,813	688,502
Fastly, Inc. Class A (a)	75,341	555,263
Kingsoft Cloud Holdings Ltd. (a)	2,158,000	378,674
MongoDB, Inc. Class A (a)	6,583	1,645,487
Snowflake, Inc. (a)	15,775	2,131,045
Twilio, Inc. Class A (a)	22,871	1,299,302
		6,698,273
Software - 67.8%
Atlassian Corp. PLC Class A, (a)	11,072	1,958,415
Box, Inc. Class A (a)	34,749	918,764
C3.ai, Inc. (a)	28,005	811,025
CommVault Systems, Inc. (a)	9,022	1,096,805
Confluent, Inc. (a)	40,789	1,204,499
Datadog, Inc. Class A (a)	17,459	2,264,258
Dropbox, Inc. Class A (a)	48,572	1,091,413
Dynatrace, Inc. (a)	28,704	1,284,217
Elastic NV (a)	11,518	1,312,015
Five9, Inc. (a)	20,644	910,400
GitLab, Inc. (a)	21,218	1,054,959
HubSpot, Inc. (a)	3,090	1,822,451
Informatica, Inc. (a)	21,687	669,695
Intuit, Inc.	5,672	3,727,695
JFrog Ltd. (a)	25,435	955,084
Kingdee International Software Group Co. Ltd. (a)	831,500	779,591
Microsoft Corp.	7,831	3,500,065
MicroStrategy, Inc. Class A (a)	1,037	1,428,447
NICE Ltd. (a)	7,948	1,299,841
Nutanix, Inc. Class A (a)	26,374	1,499,362
Oracle Corp.	28,354	4,003,584
Pagerduty, Inc. (a)	37,413	857,880
Pegasystems, Inc.	13,915	842,275
RingCentral, Inc. (a)	24,570	692,874
Salesforce, Inc.	14,039	3,609,427
ServiceNow, Inc. (a)	4,463	3,510,908
SolarWinds, Inc.	43,584	525,187
Teradata Corp. (a)	27,302	943,557
UiPath, Inc. Class A (a)	85,259	1,081,084
Verint Systems, Inc. (a)	22,398	721,216
Vertex, Inc. Class A (a)	20,006	721,216
Workday, Inc. Class A (a)	9,984	2,232,023
Xero Ltd. (a)	16,320	1,486,666
Zoom Video Communications, Inc. Class A (a)	24,313	1,439,086
		52,255,984
Technology Hardware, Storage & Peripherals - 14.1%
Hewlett Packard Enterprise Co.	90,308	1,911,820
NetApp, Inc.	14,363	1,849,954
Pure Storage, Inc. Class A (a)	25,117	1,612,763
Seagate Technology Holdings PLC	16,496	1,703,542
Super Micro Computer, Inc. (a)	2,562	2,099,175
Western Digital Corp. (a)	22,758	1,724,374
		10,901,628
TOTAL INFORMATION TECHNOLOGY		71,181,023
REAL ESTATE - 6.1%
Equity Real Estate Investment Trusts (REITs) - 6.1%
Digital Realty Trust, Inc.	14,730	2,239,697
Equinix, Inc.	3,273	2,476,352
		4,716,049
TOTAL COMMON STOCKS (Cost $72,730,273)		77,083,405

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $72,730,273)	77,083,405
NET OTHER ASSETS (LIABILITIES) - 0.0%	38,156
NET ASSETS - 100.0%	77,121,561

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini NASDAQ 100 Index Contracts (United States)	1	Sep 2024	39,855	(30)	(30)

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Non-income producing

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	13,981	3,749,763	3,763,745	4,235	1	-	-	0.0%
Total	13,981	3,749,763	3,763,745	4,235	1	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Industrials	1,186,333	1,186,333	-	-
Information Technology	71,181,023	71,181,023	-	-
Real Estate	4,716,049	4,716,049	-	-

Total Investments in Securities:	77,083,405	77,083,405	-	-
Derivative Instruments: Liabilities
Futures Contracts	(30)	(30)	-	-
Total Liabilities	(30)	(30)	-	-
Total Derivative Instruments:	(30)	(30)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(30)
Total Equity Risk	0	(30)
Total Value of Derivatives	0	(30)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Cloud Computing ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $72,730,273):		$77,083,405
Segregated cash with brokers for derivative instruments		1,770
Cash		18,934
Foreign currency held at value (cost $15,431)		15,398
Dividends receivable		33,573
Distributions receivable from Fidelity Central Funds		113
Receivable from investment adviser for expense reductions		4,036
Total assets		77,157,229
Liabilities
Accrued management fee	$24,667
Payable for daily variation margin on futures contracts	225
Proxy fee payable	10,477
Other payables and accrued expenses	299
Total liabilities		35,668
Net Assets		$77,121,561
Net Assets consist of:
Paid in capital		$79,235,665
Total accumulated earnings (loss)		(2,114,104)
Net Assets		$77,121,561
Net Asset Value, offering price and redemption price per share ($77,121,561 ÷ 3,200,000 shares)		$24.10
Statement of Operations
		Year ended June 30, 2024
Investment Income
Dividends		$287,754
Special dividends		45,544
Interest		340
Income from Fidelity Central Funds		4,235
Total income		337,873
Expenses
Management fee	$225,751
Independent trustees' fees and expenses	252
Miscellaneous	10,477
Total expenses before reductions	236,480
Expense reductions	(4,563)
Total expenses after reductions		231,917
Net Investment income (loss)		105,956
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,680,596)
Redemptions in-kind	7,002,313
Fidelity Central Funds	1
Foreign currency transactions	(3,590)
Futures contracts	24,982
Total net realized gain (loss)		5,343,110
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	4,566,761
Assets and liabilities in foreign currencies	(126)
Futures contracts	(1,226)
Total change in net unrealized appreciation (depreciation)		4,565,409
Net gain (loss)		9,908,519
Net increase (decrease) in net assets resulting from operations		$10,014,475
Statement of Changes in Net Assets

	Year ended June 30, 2024	Year ended June 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$105,956	$52,100
Net realized gain (loss)	5,343,110	(3,453,552)
Change in net unrealized appreciation (depreciation)	4,565,409	8,601,590
Net increase (decrease) in net assets resulting from operations	10,014,475	5,200,138
Distributions to shareholders	(106,250)	(48,880)
Distributions to shareholders from tax return of capital	-	(14,820)

Total Distributions	(106,250)	(63,700)
Share transactions
Proceeds from sales of shares	44,981,125	13,508,181
Cost of shares redeemed	(14,705,337)	-

Net increase (decrease) in net assets resulting from share transactions	30,275,788	13,508,181
Total increase (decrease) in net assets	40,184,013	18,644,619

Net Assets
Beginning of period	36,937,548	18,292,929
End of period	$77,121,561	$36,937,548

Other Information
Shares
Sold	1,950,000	750,000
Redeemed	(650,000)	-
Net increase (decrease)	1,300,000	750,000

Financial Highlights
Fidelity® Cloud Computing ETF

Years ended June 30,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$19.44	$15.91	$25.20
Income from Investment Operations
Net investment income (loss) B,C	.04 D	.04	.06
Net realized and unrealized gain (loss)	4.66	3.53	(9.29)
Total from investment operations	4.70	3.57	(9.23)
Distributions from net investment income	(.04)	(.03)	(.06)
Distributions from tax return of capital	-	(.01)	-
Total distributions	(.04)	(.04)	(.06)
Net asset value, end of period	$24.10	$19.44	$15.91
Total Return E,F,G	24.16%	22.51%	(36.69)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.41%	.39%	.39% J
Expenses net of fee waivers, if any	.40%	.39%	.39% J
Expenses net of all reductions	.40%	.39%	.39% J
Net investment income (loss)	.18% D	.23%	.41% J
Supplemental Data
Net assets, end of period (000 omitted)	$77,122	$36,938	$18,293
Portfolio turnover rate K,L	33%	38%	31% M

AFor the period October 5, 2021 (commencement of operations) through June 30, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .10%.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GBased on net asset value.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
MAmount not annualized.
Fidelity® Crypto Industry and Digital Payments ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
FINANCIALS - 41.3%
Capital Markets - 13.8%
Bakkt Holdings, Inc. Class A (a)	82,719	1,565,043
Bitcoin Group SE	19,842	1,103,688
Coinbase Global, Inc. (a)	52,291	11,620,632
		14,289,363
Financial Services - 27.5%
Cielo SA	1,475,000	1,495,063
Corpay, Inc. (a)	6,688	1,781,750
Dlocal Ltd. (a)	143,876	1,163,957
Edenred SA	33,872	1,430,674
Flywire Corp. (a)	92,727	1,519,796
Galaxia Moneytree Co. Ltd.	224,024	953,709
Global Payments, Inc.	17,548	1,696,892
GMO Payment Gateway, Inc.	30,200	1,662,070
Marqeta, Inc. Class A (a)	298,324	1,634,816
MasterCard, Inc. Class A	3,877	1,710,377
Network International Holdings PLC (a)(b)	248,219	1,226,855
Nexi SpA (a)(b)	238,920	1,458,020
Nuvei Corp. (b)	53,135	1,720,511
Payoneer Global, Inc. (a)	222,278	1,231,420
Shift4 Payments, Inc. (a)	24,402	1,789,887
StoneCo Ltd. Class A (a)	130,681	1,566,865
Visa, Inc. Class A	6,273	1,646,474
WEX, Inc. (a)	9,489	1,680,881
Worldline SA (a)(b)	109,034	1,182,595
		28,552,612
TOTAL FINANCIALS		42,841,975
INFORMATION TECHNOLOGY - 58.6%
IT Services - 5.3%
Core Scientific, Inc.	395,628	3,679,340
Shopify, Inc. Class A (a)	28,208	1,863,138
		5,542,478
Software - 51.1%
Bit Digital, Inc. (a)	905,812	2,880,482
Bitdeer Technologies Group Class A, (a)	282,088	2,894,223
Bitfarms Ltd. (a)	1,439,197	3,698,736
Cipher Mining, Inc. (a)	726,816	3,016,286
Cleanspark, Inc. (a)	444,438	7,088,786
HIVE Digital Technologies Ltd. (a)	663,005	2,042,055
Hut 8 Mining Corp. (a)	333,471	4,998,730
Iris Energy Ltd. (a)	431,308	4,869,467
Marathon Digital Holdings, Inc. (a)	480,425	9,536,436
Northern Data AG (a)	44,033	1,123,178
Riot Platforms, Inc. (a)	591,879	5,409,774
TeraWulf, Inc. (a)	1,221,942	5,437,642
		52,995,795
Technology Hardware, Storage & Peripherals - 2.2%
Canaan, Inc. ADR (a)	2,319,863	2,319,399
TOTAL INFORMATION TECHNOLOGY		60,857,672
TOTAL COMMON STOCKS (Cost $77,329,199)		103,699,647

Money Market Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (c) (Cost $40,485)	40,477	40,485

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $77,369,684)	103,740,132
NET OTHER ASSETS (LIABILITIES) - 0.1%	52,388
NET ASSETS - 100.0%	103,792,520

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini NASDAQ 100 Index Contracts (United States)	2	Sep 2024	79,709	80	80

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,587,981 or 5.4% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	-	1,149,419	1,108,937	2,320	3	-	40,485	0.0%
Total	-	1,149,419	1,108,937	2,320	3	-	40,485

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Financials	42,841,975	42,841,975	-	-
Information Technology	60,857,672	60,857,672	-	-

Money Market Funds	40,485	40,485	-	-
Total Investments in Securities:	103,740,132	103,740,132	-	-
Derivative Instruments: Assets
Futures Contracts	80	80	-	-
Total Assets	80	80	-	-
Total Derivative Instruments:	80	80	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	80	0
Total Equity Risk	80	0
Total Value of Derivatives	80	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Crypto Industry and Digital Payments ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $77,329,199)	$103,699,647
Fidelity Central Funds (cost $40,485)	40,485

Total Investment in Securities (cost $77,369,684)		$103,740,132
Segregated cash with brokers for derivative instruments		21,240
Cash		5,743
Foreign currency held at value (cost $104,116)		104,175
Receivable for investments sold		74
Dividends receivable		5,375
Distributions receivable from Fidelity Central Funds		169
Receivable from investment adviser for expense reductions		10,264
Total assets		103,887,172
Liabilities
Payable for investments purchased	$42,207
Accrued management fee	33,586
Payable for daily variation margin on futures contracts	449
Proxy fee payable	17,910
Other payables and accrued expenses	500
Total liabilities		94,652
Net Assets		$103,792,520
Net Assets consist of:
Paid in capital		$80,863,218
Total accumulated earnings (loss)		22,929,302
Net Assets		$103,792,520
Net Asset Value, offering price and redemption price per share ($103,792,520 ÷ 3,550,000 shares)		$29.24
Statement of Operations
		Year ended June 30, 2024
Investment Income
Dividends		$157,088
Interest		375
Income from Fidelity Central Funds		2,320
Income before foreign taxes withheld		$159,783
Less foreign taxes withheld		(14,258)
Total income		145,525
Expenses
Management fee	$267,622
Independent trustees' fees and expenses	290
Proxy	17,910
Total expenses before reductions	285,822
Expense reductions	(12,404)
Total expenses after reductions		273,418
Net Investment income (loss)		(127,893)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,172,182
Redemptions in-kind	7,827,094
Fidelity Central Funds	3
Foreign currency transactions	(6,056)
Futures contracts	6,298
Total net realized gain (loss)		8,999,521
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	17,470,018
Assets and liabilities in foreign currencies	18
Futures contracts	80
Total change in net unrealized appreciation (depreciation)		17,470,116
Net gain (loss)		26,469,637
Net increase (decrease) in net assets resulting from operations		$26,341,744
Statement of Changes in Net Assets

	Year ended June 30, 2024	Year ended June 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(127,893)	$(43,544)
Net realized gain (loss)	8,999,521	(3,456,071)
Change in net unrealized appreciation (depreciation)	17,470,116	13,810,541
Net increase (decrease) in net assets resulting from operations	26,341,744	10,310,926
Distributions to shareholders	(135,150)	-

Share transactions
Proceeds from sales of shares	51,747,447	14,414,125
Cost of shares redeemed	(10,623,302)	(1,267,834)

Net increase (decrease) in net assets resulting from share transactions	41,124,145	13,146,291
Total increase (decrease) in net assets	67,330,739	23,457,217

Net Assets
Beginning of period	36,461,781	13,004,564
End of period	$103,792,520	$36,461,781

Other Information
Shares
Sold	2,050,000	950,000
Redeemed	(400,000)	(100,000)
Net increase (decrease)	1,650,000	850,000

Financial Highlights
Fidelity® Crypto Industry and Digital Payments ETF

Years ended June 30,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$19.19	$12.39	$25.76
Income from Investment Operations
Net investment income (loss) B,C	(.04)	(.03)	(.01)
Net realized and unrealized gain (loss)	10.14	6.83	(13.36)
Total from investment operations	10.10	6.80	(13.37)
Distributions from net investment income	(.05)	-	-
Total distributions	(.05)	-	-
Net asset value, end of period	$29.24	$19.19	$12.39
Total Return D,E,F	52.67%	54.94%	(51.92)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.42%	.39%	.39% I
Expenses net of fee waivers, if any	.40%	.39%	.39% I
Expenses net of all reductions	.40%	.39%	.39%
Net investment income (loss)	(.19)%	(.19)%	(.29)% I
Supplemental Data
Net assets, end of period (000 omitted)	$103,793	$36,462	$13,005
Portfolio turnover rate J,K	53%	55%	28% L

AFor the period April 19, 2022 (commencement of operations) through June 30, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
LAmount not annualized.
Fidelity® Digital Health ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.5%
Interactive Media & Services - 1.5%
Infocom Corp.	3,300	124,319
CONSUMER STAPLES - 6.3%
Consumer Staples Distribution & Retail - 6.3%
Alibaba Health Information Technology Ltd. (a)	376,000	150,739
DocMorris AG (a)	1,724	102,642
Ping An Healthcare and Technology Co. Ltd. (a)(b)	78,400	114,878
Redcare Pharmacy NV (a)(b)	1,243	151,869
		520,128
HEALTH CARE - 87.4%
Health Care Equipment & Supplies - 49.6%
Axonics, Inc. (a)	2,751	184,950
Cochlear Ltd.	1,369	303,680
Demant A/S (a)	4,261	184,569
DexCom, Inc. (a)	3,241	367,465
Fisher & Paykel Healthcare Corp.	14,279	261,723
Inspire Medical Systems, Inc. (a)	1,337	178,931
Insulet Corp. (a)	1,541	310,974
Intuitive Surgical, Inc. (a)	916	407,480
iRhythm Technologies, Inc. (a)	1,908	205,377
Koninklijke Philips Electronics NV	13,429	339,520
Masimo Corp. (a)	1,744	219,639
Nevro Corp. (a)	9,216	77,599
Nihon Kohden Corp.	11,000	158,921
Omnicell, Inc. (a)	4,490	121,544
ResMed, Inc.	1,814	347,236
Sonova Holding AG	944	291,625
Tandem Diabetes Care, Inc. (a)	3,548	142,949
		4,104,182
Health Care Providers & Services - 13.4%
Accolade, Inc. (a)	14,125	50,568
Astrana Health, Inc. (a)	3,552	144,069
Cigna Group	529	174,872
Corvel Corp. (a)	664	168,835
Hims & Hers Health, Inc. (a)	8,316	167,900
Premier, Inc. Class A	8,487	158,452
R1 RCM, Inc. (a)	13,103	164,574
Talkspace, Inc. Class A (a)	32,863	75,585
		1,104,855
Health Care Technology - 22.3%
CompuGroup Medical AG	3,803	97,006
Definitive Healthcare Corp. (a)	14,647	79,973
Doximity, Inc. (a)	6,517	182,280
Evolent Health, Inc. Class A (a)	7,387	141,239
GoodRx Holdings, Inc. (a)	12,684	98,935
Health Catalyst, Inc. (a)	13,347	85,287
JMDC, Inc.	4,900	101,162
Phreesia, Inc. (a)	6,334	134,281
Pro Medicus Ltd.	2,444	233,833
Sectra AB (B Shares)	8,059	184,311
Teladoc Health, Inc. (a)	13,656	133,556
Veeva Systems, Inc. Class A (a)	2,013	368,399
		1,840,262
Life Sciences Tools & Services - 2.1%
IQVIA Holdings, Inc. (a)	808	170,844
TOTAL HEALTH CARE		7,220,143
INDUSTRIALS - 2.5%
Professional Services - 2.5%
Maximus, Inc.	2,467	211,422
INFORMATION TECHNOLOGY - 2.2%
IT Services - 2.2%
Cognizant Technology Solutions Corp. Class A	2,698	183,464
TOTAL COMMON STOCKS (Cost $9,359,943)		8,259,476

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $9,359,943)	8,259,476
NET OTHER ASSETS (LIABILITIES) - 0.1%	4,552
NET ASSETS - 100.0%	8,264,028

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $266,747 or 3.2% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	-	171,342	171,342	26	-	-	-	0.0%
Total	-	171,342	171,342	26	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	124,319	124,319	-	-
Consumer Staples	520,128	520,128	-	-
Health Care	7,220,143	7,220,143	-	-
Industrials	211,422	211,422	-	-
Information Technology	183,464	183,464	-	-

Total Investments in Securities:	8,259,476	8,259,476	-	-
Fidelity® Digital Health ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $9,359,943):		$8,259,476
Cash		748
Foreign currency held at value (cost $1,664)		1,662
Dividends receivable		5,837
Receivable from investment adviser for expense reductions		1,761
Total assets		8,269,484
Liabilities
Accrued management fee	$2,759
Proxy fee payable	2,697
Total liabilities		5,456
Net Assets		$8,264,028
Net Assets consist of:
Paid in capital		$12,010,760
Total accumulated earnings (loss)		(3,746,732)
Net Assets		$8,264,028
Net Asset Value, offering price and redemption price per share ($8,264,028 ÷ 450,000 shares)		$18.36
Statement of Operations
		Year ended June 30, 2024
Investment Income
Dividends		$41,365
Income from Fidelity Central Funds		26
Income before foreign taxes withheld		$41,391
Less foreign taxes withheld		(2,251)
Total income		39,140
Expenses
Management fee	$35,407
Independent trustees' fees and expenses	46
Proxy	2,697
Total expenses before reductions	38,150
Expense reductions	(1,861)
Total expenses after reductions		36,289
Net Investment income (loss)		2,851
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	228,371
Unaffiliated issuers	(1,166,967)
Foreign currency transactions	(159)
Total net realized gain (loss)		(938,755)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	339,758
Assets and liabilities in foreign currencies	(7)
Total change in net unrealized appreciation (depreciation)		339,751
Net gain (loss)		(599,004)
Net increase (decrease) in net assets resulting from operations		$(596,153)
Statement of Changes in Net Assets

	Year ended June 30, 2024	Year ended June 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,851	$16,864
Net realized gain (loss)	(938,755)	(1,145,613)
Change in net unrealized appreciation (depreciation)	339,751	1,683,713
Net increase (decrease) in net assets resulting from operations	(596,153)	554,964
Distributions to shareholders	(4,950)	(15,500)

Share transactions
Cost of shares redeemed	(963,021)	-

Net increase (decrease) in net assets resulting from share transactions	(963,021)	-
Total increase (decrease) in net assets	(1,564,124)	539,464

Net Assets
Beginning of period	9,828,152	9,288,688
End of period	$8,264,028	$9,828,152

Other Information
Shares
Redeemed	(50,000)	-
Net increase (decrease)	(50,000)	-

Financial Highlights
Fidelity® Digital Health ETF

Years ended June 30,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$19.66	$18.58	$25.10
Income from Investment Operations
Net investment income (loss) B,C	.01	.03 D	(.01)
Net realized and unrealized gain (loss)	(1.30)	1.08	(6.51)
Total from investment operations	(1.29)	1.11	(6.52)
Distributions from net investment income	(.01)	(.03)	-
Total distributions	(.01)	(.03)	-
Net asset value, end of period	$18.36	$19.66	$18.58
Total Return E,F,G	(6.52) %	5.98%	(25.99)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.42%	.39%	.39% J
Expenses net of fee waivers, if any	.40%	.39%	.39% J
Expenses net of all reductions	.40%	.39%	.39% J
Net investment income (loss)	.03%	.18% D	(.05)% J
Supplemental Data
Net assets, end of period (000 omitted)	$8,264	$9,828	$9,289
Portfolio turnover rate K	42 % L	36%	48% L,M

AFor the period October 5, 2021 (commencement of operations) through June 30, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03)%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GTotal returns for periods of less than one year are not annualized.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
LPortfolio turnover rate excludes securities received or delivered in-kind.
MAmount not annualized.
Fidelity® Electric Vehicles and Future Transportation ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 39.6%
Automobile Components - 13.0%
Adient PLC (a)	18,938	467,958
Aptiv PLC (a)	13,503	950,881
Forvia SE	35,003	414,722
Lear Corp.	6,030	688,686
Luminar Technologies, Inc. Class A (a)	188,847	281,382
Mobileye Global, Inc. Class A (a)	15,854	445,260
Valeo SA	43,813	466,655
Visteon Corp. (a)	5,188	553,560
		4,269,104
Automobiles - 22.0%
BYD Co. Ltd. (H Shares)	39,500	1,173,758
Li Auto, Inc. Class A (a)	87,300	786,073
Lucid Group, Inc. Class A (a)	188,674	492,439
NIO, Inc. sponsored ADR (a)	143,365	596,398
Rivian Automotive, Inc. (a)	67,104	900,536
Tesla, Inc. (a)	8,996	1,780,130
XPeng, Inc. Class A (a)	160,100	605,958
Yadea Group Holdings Ltd. (b)	296,000	374,199
Zhejiang Leapmotor Technology Co. Ltd. (H Shares) (a)(b)	144,500	496,017
		7,205,508
Household Durables - 4.6%
Garmin Ltd.	6,934	1,129,687
JVCKENWOOD Holdings, Inc.	67,000	388,188
		1,517,875
TOTAL CONSUMER DISCRETIONARY		12,992,487
INDUSTRIALS - 18.7%
Electrical Equipment - 8.7%
Bloom Energy Corp. Class A (a)	36,879	451,399
ChargePoint Holdings, Inc. Class A (a)	190,298	287,350
Doosan Fuel Cell Co. Ltd. (a)	20,452	314,246
LG Energy Solution (a)	3,287	779,663
Plug Power, Inc. (a)	152,155	354,521
Sensata Technologies PLC	17,687	661,317
		2,848,496
Ground Transportation - 7.2%
Lyft, Inc. (a)	43,794	617,495
Uber Technologies, Inc. (a)	23,921	1,738,578
		2,356,073
Machinery - 2.8%
Blue Bird Corp. (a)	6,724	362,087
NFI Group, Inc. (a)	32,873	380,537
Nikola Corp. (a)	20,022	163,980
		906,604
TOTAL INDUSTRIALS		6,111,173
INFORMATION TECHNOLOGY - 33.5%
Electronic Equipment, Instruments & Components - 2.6%
Samsung SDI Co. Ltd.	3,351	861,790
Semiconductors & Semiconductor Equipment - 30.9%
Allegro MicroSystems LLC (a)	14,206	401,177
ams-OSRAM AG (a)	237,041	328,286
Analog Devices, Inc.	6,789	1,549,657
Diodes, Inc. (a)	6,600	474,738
indie Semiconductor, Inc. (a)	42,808	264,125
Infineon Technologies AG	30,337	1,115,382
Lattice Semiconductor Corp. (a)	10,574	613,186
Melexis NV	4,432	381,900
NXP Semiconductors NV	4,917	1,323,116
ON Semiconductor Corp. (a)	13,921	954,285
SiTime Corp. (a)	3,415	424,758
Skyworks Solutions, Inc.	8,707	927,992
STMicroelectronics NV (Italy)	22,925	906,014
Synaptics, Inc. (a)	5,322	469,400
		10,134,016
TOTAL INFORMATION TECHNOLOGY		10,995,806
MATERIALS - 8.0%
Chemicals - 8.0%
Albemarle Corp.	7,883	752,984
Arcadium Lithium PLC	148,113	497,660
Ganfeng Lithium Group Co. Ltd. (H Shares) (b)	147,280	287,112
LG Chemical Ltd.	3,338	837,834
Tianqi Lithium Corp. (H Shares)	81,400	233,543
		2,609,133
TOTAL COMMON STOCKS (Cost $44,918,091)		32,708,599

Money Market Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (c) (Cost $8,184)	8,182	8,184

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $44,926,275)	32,716,783
NET OTHER ASSETS (LIABILITIES) - 0.2%	70,385
NET ASSETS - 100.0%	32,787,168

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,157,328 or 3.5% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	-	1,066,824	1,058,640	174	-	-	8,184	0.0%
Total	-	1,066,824	1,058,640	174	-	-	8,184

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	12,992,487	12,992,487	-	-
Industrials	6,111,173	6,111,173	-	-
Information Technology	10,995,806	10,995,806	-	-
Materials	2,609,133	2,609,133	-	-

Money Market Funds	8,184	8,184	-	-
Total Investments in Securities:	32,716,783	32,716,783	-	-
Fidelity® Electric Vehicles and Future Transportation ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $44,918,091)	$32,708,599
Fidelity Central Funds (cost $8,184)	8,184

Total Investment in Securities (cost $44,926,275)		$32,716,783
Cash		11,450
Foreign currency held at value (cost $4,051)		4,050
Dividends receivable		85,244
Distributions receivable from Fidelity Central Funds		102
Receivable from investment adviser for expense reductions		6,803
Total assets		32,824,432
Liabilities
Payable for investments purchased	$15,223
Accrued management fee	10,998
Proxy fee payable	11,043
Total liabilities		37,264
Net Assets		$32,787,168
Net Assets consist of:
Paid in capital		$66,044,260
Total accumulated earnings (loss)		(33,257,092)
Net Assets		$32,787,168
Net Asset Value, offering price and redemption price per share ($32,787,168 ÷ 2,450,000 shares)		$13.38
Statement of Operations
		Year ended June 30, 2024
Investment Income
Dividends		$385,465
Income from Fidelity Central Funds		174
Income before foreign taxes withheld		$385,639
Less foreign taxes withheld		(21,261)
Total income		364,378
Expenses
Management fee	$169,524
Independent trustees' fees and expenses	233
Proxy	11,043
Total expenses before reductions	180,800
Expense reductions	(7,132)
Total expenses after reductions		173,668
Net Investment income (loss)		190,710
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(8,104,859)
Redemptions in-kind	465,380
Foreign currency transactions	(5,974)
Total net realized gain (loss)		(7,645,453)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(8,068,190)
Assets and liabilities in foreign currencies	(177)
Total change in net unrealized appreciation (depreciation)		(8,068,367)
Net gain (loss)		(15,713,820)
Net increase (decrease) in net assets resulting from operations		$(15,523,110)
Statement of Changes in Net Assets

	Year ended June 30, 2024	Year ended June 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$190,710	$117,725
Net realized gain (loss)	(7,645,453)	(8,677,880)
Change in net unrealized appreciation (depreciation)	(8,068,367)	12,015,741
Net increase (decrease) in net assets resulting from operations	(15,523,110)	3,455,586
Distributions to shareholders	(178,200)	(119,850)

Share transactions
Proceeds from sales of shares	1,007,818	12,741,845
Cost of shares redeemed	(6,914,724)	-

Net increase (decrease) in net assets resulting from share transactions	(5,906,906)	12,741,845
Total increase (decrease) in net assets	(21,608,216)	16,077,581

Net Assets
Beginning of period	54,395,384	38,317,803
End of period	$32,787,168	$54,395,384

Other Information
Shares
Sold	50,000	700,000
Redeemed	(450,000)	-
Net increase (decrease)	(400,000)	700,000

Financial Highlights
Fidelity® Electric Vehicles and Future Transportation ETF

Years ended June 30,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$19.09	$17.82	$25.20
Income from Investment Operations
Net investment income (loss) B,C	.07	.05	.04
Net realized and unrealized gain (loss)	(5.71)	1.27	(7.39)
Total from investment operations	(5.64)	1.32	(7.35)
Distributions from net investment income	(.07)	(.05)	(.03)
Total distributions	(.07)	(.05)	(.03)
Net asset value, end of period	$13.38	$19.09	$17.82
Total Return D,E,F	(29.55) %	7.36%	(29.15)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.42%	.39%	.39% I
Expenses net of fee waivers, if any	.40%	.39%	.39% I
Expenses net of all reductions	.40%	.39%	.39% I
Net investment income (loss)	.44%	.26%	.25% I
Supplemental Data
Net assets, end of period (000 omitted)	$32,787	$54,395	$38,318
Portfolio turnover rate J,K	54%	62%	31% L

AFor the period October 5, 2021 (commencement of operations) through June 30, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount not annualized.
Fidelity® Metaverse ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 37.0%
Entertainment - 15.2%
Electronic Arts, Inc.	5,375	748,899
Embracer Group AB (a)	125,074	275,063
Kakao Games Corp. (a)	12,888	191,939
KRAFTON, Inc. (a)	2,318	474,041
NCSOFT Corp.	2,120	277,071
NetEase, Inc.	39,900	761,981
Nexon Co. Ltd.	26,200	484,552
Playtika Holding Corp.	21,939	172,660
Roblox Corp. (a)	16,793	624,868
Take-Two Interactive Software, Inc. (a)	4,096	636,887
Ubisoft Entertainment SA (a)	12,441	272,540
WeMade Entertainment Co. Ltd. (a)	6,074	188,199
		5,108,700
Interactive Media & Services - 21.8%
Alphabet, Inc. Class A	8,390	1,528,239
Bumble, Inc. (a)	20,705	217,610
Hello Group, Inc. ADR	37,607	230,155
Meitu, Inc. (b)	619,500	209,478
Meta Platforms, Inc. Class A	2,973	1,499,046
NAVER Corp.	4,778	579,330
Pinterest, Inc. Class A (a)	16,209	714,331
Snap, Inc. Class A (a)	37,878	629,154
Tencent Holdings Ltd.	31,500	1,502,498
Weibo Corp. sponsored ADR	24,044	184,658
		7,294,499
TOTAL COMMUNICATION SERVICES		12,403,199
INFORMATION TECHNOLOGY - 56.8%
Electronic Equipment, Instruments & Components - 1.1%
Sunny Optical Technology Group Co. Ltd.	62,200	384,398
IT Services - 3.7%
Endava PLC ADR (a)	8,959	261,961
Fastly, Inc. Class A (a)	28,882	212,860
GDS Holdings Ltd. Class A (a)	219,300	262,068
Globant SA (a)	2,792	497,702
		1,234,591
Semiconductors & Semiconductor Equipment - 20.2%
Advanced Micro Devices, Inc. (a)	8,925	1,447,724
Ambarella, Inc. (a)	5,084	274,282
Cirrus Logic, Inc. (a)	3,631	463,533
Himax Technologies, Inc. sponsored ADR	32,552	258,463
Intel Corp.	37,849	1,172,184
NVIDIA Corp.	12,019	1,484,827
Qualcomm, Inc.	6,709	1,336,299
Synaptics, Inc. (a)	3,742	330,044
		6,767,356
Software - 19.5%
Adobe, Inc. (a)	2,979	1,654,950
Autodesk, Inc. (a)	3,816	944,269
Bentley Systems, Inc. Class B	10,291	507,964
Dassault Systemes SA	16,968	641,947
Matterport, Inc. Class A (a)	53,909	240,973
Microsoft Corp.	3,471	1,551,363
PTC, Inc. (a)	3,659	664,731
Unity Software, Inc. (a)	21,074	342,663
		6,548,860
Technology Hardware, Storage & Peripherals - 12.3%
Apple, Inc.	7,513	1,582,388
Samsung Electronics Co. Ltd.	26,975	1,597,139
Super Micro Computer, Inc. (a)	983	805,421
Turtle Beach Corp. (a)	9,621	137,965
		4,122,913
TOTAL INFORMATION TECHNOLOGY		19,058,118
REAL ESTATE - 6.0%
Equity Real Estate Investment Trusts (REITs) - 5.4%
Digital Realty Trust, Inc.	5,653	859,539
Equinix, Inc.	1,256	950,290
		1,809,829
Real Estate Management & Development - 0.6%
eXp World Holdings, Inc.	19,753	222,913
TOTAL REAL ESTATE		2,032,742
TOTAL COMMON STOCKS (Cost $30,729,422)		33,494,059

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $30,729,422)	33,494,059
NET OTHER ASSETS (LIABILITIES) - 0.2%	65,541
NET ASSETS - 100.0%	33,559,600

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini NASDAQ 100 Index Contracts (United States)	1	Sep 2024	39,855	338	338

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $209,478 or 0.6% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	278,050	1,696,145	1,974,196	3,196	1	-	-	0.0%
Total	278,050	1,696,145	1,974,196	3,196	1	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	12,403,199	12,403,199	-	-
Information Technology	19,058,118	19,058,118	-	-
Real Estate	2,032,742	2,032,742	-	-

Total Investments in Securities:	33,494,059	33,494,059	-	-
Derivative Instruments: Assets
Futures Contracts	338	338	-	-
Total Assets	338	338	-	-
Total Derivative Instruments:	338	338	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	338	0
Total Equity Risk	338	0
Total Value of Derivatives	338	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Metaverse ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $30,729,422):		$33,494,059
Segregated cash with brokers for derivative instruments		7,080
Cash		39,077
Foreign currency held at value (cost $12,869)		12,918
Dividends receivable		20,098
Distributions receivable from Fidelity Central Funds		339
Receivable from investment adviser for expense reductions		4,418
Total assets		33,577,989
Liabilities
Accrued management fee	$10,807
Payable for daily variation margin on futures contracts	225
Proxy fee payable	7,079
Other payables and accrued expenses	278
Total liabilities		18,389
Net Assets		$33,559,600
Net Assets consist of:
Paid in capital		$32,637,544
Total accumulated earnings (loss)		922,056
Net Assets		$33,559,600
Net Asset Value, offering price and redemption price per share ($33,559,600 ÷ 1,100,000 shares)		$30.51
Statement of Operations
		Year ended June 30, 2024
Investment Income
Dividends		$176,486
Interest		225
Income from Fidelity Central Funds		3,196
Total income		179,907
Expenses
Management fee	$93,953
Independent trustees' fees and expenses	107
Proxy	7,079
Total expenses before reductions	101,139
Expense reductions	(5,114)
Total expenses after reductions		96,025
Net Investment income (loss)		83,882
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,267,761)
Redemptions in-kind	3,556,311
Fidelity Central Funds	1
Foreign currency transactions	(5,088)
Futures contracts	25,165
Total net realized gain (loss)		2,308,628
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,049,958
Assets and liabilities in foreign currencies	116
Futures contracts	(973)
Total change in net unrealized appreciation (depreciation)		2,049,101
Net gain (loss)		4,357,729
Net increase (decrease) in net assets resulting from operations		$4,441,611
Statement of Changes in Net Assets

	Year ended June 30, 2024	Year ended June 30, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$83,882	$64,134
Net realized gain (loss)	2,308,628	558,090
Change in net unrealized appreciation (depreciation)	2,049,101	2,003,697
Net increase (decrease) in net assets resulting from operations	4,441,611	2,625,921
Distributions to shareholders	(100,500)	(70,500)

Share transactions
Proceeds from sales of shares	20,617,140	6,111,398
Cost of shares redeemed	(8,087,398)	(2,636,047)

Net increase (decrease) in net assets resulting from share transactions	12,529,742	3,475,351
Total increase (decrease) in net assets	16,870,853	6,030,772

Net Assets
Beginning of period	16,688,747	10,657,975
End of period	$33,559,600	$16,688,747

Other Information
Shares
Sold	750,000	250,000
Redeemed	(300,000)	(100,000)
Net increase (decrease)	450,000	150,000

Financial Highlights
Fidelity® Metaverse ETF

Years ended June 30,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$25.67	$21.32	$25.28
Income from Investment Operations
Net investment income (loss) B,C	.10	.11 D	- E
Net realized and unrealized gain (loss)	4.84	4.36	(3.96)
Total from investment operations	4.94	4.47	(3.96)
Distributions from net investment income	(.10)	(.12)	-
Total distributions	(.10)	(.12)	-
Net asset value, end of period	$30.51	$25.67	$21.32
Total Return F,G,H	19.25%	21.06%	(15.67)%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.42%	.39%	.39% K
Expenses net of fee waivers, if any	.40%	.39%	.39% K
Expenses net of all reductions	.40%	.39%	.39% K
Net investment income (loss)	.35%	.49% D	.01% K
Supplemental Data
Net assets, end of period (000 omitted)	$33,560	$16,689	$10,658
Portfolio turnover rate L,M	52%	47%	8% N

AFor the period April 19, 2022 (commencement of operations) through June 30, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.
EAmount represents less than $.005 per share.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HBased on net asset value.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAnnualized.
LPortfolio turnover rate excludes securities received or delivered in-kind.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
NAmount not annualized.
Notes to Financial Statements

For the period ended June 30, 2024

1. Organization.
Fidelity Clean Energy ETF, Fidelity Cloud Computing ETF, Fidelity Crypto Industry and Digital Payments ETF, Fidelity Digital Health ETF, Fidelity Electric Vehicles and Future Transportation ETF and Fidelity Metaverse ETF (the Funds) are non-diversified exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

For Fidelity Clean Energy ETF, clean energy companies are subject to various risks, including fluctuations in commodity prices and/or interest rates, obsolescence of existing technology, short product cycles, changes in governmental and environmental regulations and enforcement policies, changes in U.S. and foreign government policies, including tax incentives and government subsidies, reduced availability of clean energy sources or other commodities, and extreme weather or other natural disasters.

For Fidelity Cloud Computing ETF, cloud computing companies are subject to various risks, including those associated with limited operating history, product lines, markets, financial resources or personnel, changes in business cycles, intense competition, potentially rapid product obsolescence, disruptions in service, changes in regulation, and cybersecurity attacks and other types of theft.

For Fidelity Crypto Industry and Digital Payments ETF, cryptocurrency and blockchain companies are subject to various risks, including inability to develop digital asset applications or to capitalize on those applications, theft, loss, or destruction of cryptographic keys, the possibility that digital asset technologies may never be fully implemented, cybersecurity risk, conflicting intellectual property claims, and inconsistent and changing regulations. Digital payments processing companies are subject to various risks, including those associated with intense competition, changes in regulation, economic conditions, deterioration in credit markets, impairment of intellectual property rights, disruptions in service, and cybersecurity attacks and other types of theft.

For Fidelity Digital Health ETF, digital health companies are subject to various risks, including competition, potentially rapid product obsolescence, increasing regulatory scrutiny, changes in government regulatory requirements, regulatory approval for new drugs and medical products, changes in business cycles, vulnerability to cybersecurity breaches, and unexpected events such as pandemics.

For Fidelity Electric Vehicles and Future Transportation ETF, electric vehicles and future transportation companies are subject to various risks, including those associated with limited product lines, markets, financial resources or personnel, intense competition, production delays, changes in governmental regulation, and litigation based on product liability claims.

For Fidelity Metaverse ETF, metaverse companies are subject to various risks, including those associated with limited product lines, markets, financial resources or personnel, intense competition, potentially rapid product obsolescence, impairment of intellectual property rights, disruptions in service, cybersecurity attacks, and changes in regulation.

Although each Fund's underlying index uses a rules-based proprietary index methodology that seeks to identify such companies, there is no guarantee that this methodology will be successful.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2024 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business (normally 4:00 p.m. Eastern time) of the Nasdaq Stock Market for Fidelity Crypto Industry and Digital Payments ETF and Fidelity Metaverse ETF, and of the Cboe BZX Exchange, Inc. (CboeBZX) for all other funds; and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Funds and is not distributed to shareholders of the Funds. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Clean Energy ETF	35,551,992	1,452,123	(11,702,399)	(10,250,276)
Fidelity Cloud Computing ETF	73,599,354	10,514,566	(7,030,515)	3,484,051
Fidelity Crypto Industry and Digital Payments ETF	77,789,930	33,673,398	(7,723,196)	25,950,202
Fidelity Digital Health ETF	9,399,152	1,196,181	(2,335,857)	(1,139,676)
Fidelity Electric Vehicles and Future Transportation ETF	45,069,558	2,047,674	(14,400,449)	(12,352,775)
Fidelity Metaverse ETF	30,934,468	5,269,149	(2,709,558)	2,559,591

The tax-based components of distributable earnings as of period end were as follows for each Fund:
	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Clean Energy ETF	-	(8,979,616)	(10,246,496)
Fidelity Cloud Computing ETF	-	(5,600,648)	3,486,622
Fidelity Crypto Industry and Digital Payments ETF	1,430,284	(4,451,188)	25,950,207
Fidelity Digital Health ETF	-	(2,607,316)	(1,139,416)
Fidelity Electric Vehicles and Future Transportation ETF	-	(20,900,598)	(12,351,074)
Fidelity Metaverse ETF	-	(1,634,643)	2,559,728

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity Clean Energy ETF	(2,939,218)	(6,040,398)	(8,979,616)
Fidelity Cloud Computing ETF	(1,564,044)	(4,036,604)	(5,600,648)
Fidelity Crypto Industry and Digital Payments ETF	(3,574,238)	(876,950)	(4,451,188)
Fidelity Digital Health ETF	(613,214)	(1,994,102)	(2,607,316)
Fidelity Electric Vehicles and Future Transportation ETF	(9,148,744)	(11,751,854)	(20,900,598)
Fidelity Metaverse ETF	(815,493)	(819,150)	(1,634,643)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2024 to June 30, 2024. Loss deferrals are as follows:

Ordinary losses ($)
Fidelity Clean Energy ETF	(585)
Fidelity Cloud Computing ETF	(78)
Fidelity Electric Vehicles and Future Transportation ETF	(5,419)
Fidelity Metaverse ETF	(3,029)

The tax character of distributions paid was as follows:

June 30, 2024
Ordinary Income ($)
Fidelity Clean Energy ETF	378,500
Fidelity Cloud Computing ETF	106,250
Fidelity Crypto Industry and Digital Payments ETF	135,150
Fidelity Digital Health ETF	4,950
Fidelity Electric Vehicles and Future Transportation ETF	178,200
Fidelity Metaverse ETF	100,500

June 30, 2023
	Ordinary Income ($)	Tax Return of Capital ($)	Total ($)
Fidelity Clean Energy ETF	306,800	-	306,800
Fidelity Cloud Computing ETF	48,880	14,820	63,700
Fidelity Crypto Industry and Digital Payments ETF	-	-	-
Fidelity Digital Health ETF	15,500	-	15,500
Fidelity Electric Vehicles and Future Transportation ETF	119,850	-	119,850
Fidelity Metaverse ETF	70,500	-	70,500

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Clean Energy ETF	13,226,873	13,409,584
Fidelity Cloud Computing ETF	25,178,537	17,854,650
Fidelity Crypto Industry and Digital Payments ETF	39,208,552	34,174,208
Fidelity Digital Health ETF	3,963,284	3,810,845
Fidelity Electric Vehicles and Future Transportation ETF	23,680,379	24,204,489
Fidelity Metaverse ETF	16,909,820	11,787,673

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.
	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity Clean Energy ETF	-	1,555,875
Fidelity Cloud Computing ETF	40,637,218	14,460,978
Fidelity Crypto Industry and Digital Payments ETF	46,285,474	10,548,059
Fidelity Digital Health ETF	-	947,279
Fidelity Electric Vehicles and Future Transportation ETF	804,432	6,183,964
Fidelity Metaverse ETF	15,335,797	7,910,141
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of each Fund's average net assets as noted in the table below. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Fee Rate
Fidelity Clean Energy ETF	.39%
Fidelity Cloud Computing ETF	.39%
Fidelity Crypto Industry and Digital Payments ETF	.39%
Fidelity Digital Health ETF	.39%
Fidelity Electric Vehicles and Future Transportation ETF	.39%
Fidelity Metaverse ETF	.39%

Sub-Adviser. Geode Capital Management, LLC (Geode) serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Funds to the extent proxy and shareholder meeting expenses exceeded .013% of average net assets. This reimbursement will remain in place through October 31, 2025. During the period this reimbursement reduced the Funds' expenses as follows:

Reimbursement ($)
Fidelity Clean Energy ETF	5,060
Fidelity Cloud Computing ETF	4,036
Fidelity Crypto Industry and Digital Payments ETF	10,264
Fidelity Digital Health ETF	1,761
Fidelity Electric Vehicles and Future Transportation ETF	6,803
Fidelity Metaverse ETF	4,418

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits ($)
Fidelity Clean Energy ETF	206
Fidelity Cloud Computing ETF	527
Fidelity Crypto Industry and Digital Payments ETF	2,140
Fidelity Digital Health ETF	100
Fidelity Electric Vehicles and Future Transportation ETF	329
Fidelity Metaverse ETF	696
8. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Clean Energy ETF, Fidelity Cloud Computing ETF, Fidelity Crypto Industry and Digital Payments ETF, Fidelity Digital Health ETF, Fidelity Electric Vehicles and Future Transportation ETF and Fidelity Metaverse ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Clean Energy ETF, Fidelity Cloud Computing ETF, Fidelity Crypto Industry and Digital Payments ETF, Fidelity Digital Health ETF, Fidelity Electric Vehicles and Future Transportation ETF and Fidelity Metaverse ETF (the "Funds"), each a fund of Fidelity Covington Trust, including the schedules of investments, as of June 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from October 5, 2021 (commencement of operations) through June 30, 2022, except for the financial highlights for the Fidelity Crypto Industry and Digital Payments ETF and Fidelity Metaverse ETF, which are for the two years in the period then ended and for the period from April 19, 2022 (commencement of operations) to June 30, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 5, 2021 (commencement of operations) through June 30, 2022 (or for the period mentioned above), in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
August 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Clean Energy ETF
September 2023 December 2023 March 2024 June 2024	1% 1% 10% 10%
Fidelity Cloud Computing ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Crypto Industry and Digital Payments ETF
September 2023 December 2023 March 2024 June 2024	- 15% - -
Fidelity Digital Health ETF
September 2023 December 2023 March 2024 June 2024	- - - 100%
Fidelity Electric Vehicles and Future Transportation ETF
September 2023 December 2023 March 2024 June 2024	100% 100% - 56%
Fidelity Metaverse ETF
September 2023 December 2023 March 2024 June 2024	11% 50% 57% 57%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Clean Energy ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Cloud Computing ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%
Fidelity Crypto Industry and Digital Payments ETF
September 2023 December 2023 March 2024 June 2024	- 23.34% - -
Fidelity Digital Health ETF
September 2023 December 2023 March 2024 June 2024	- - - 100%
Fidelity Electric Vehicles and Future Transportation ETF
September 2023 December 2023 March 2024 June 2024	100% 100% - 100%
Fidelity Metaverse ETF
September 2023 December 2023 March 2024 June 2024	100% 100% 100% 100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Crypto Industry and Digital Payments ETF	$1,269

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Clean Energy ETF	03/22/23	$0.0283	$0.0043
	06/22/23	$0.1077	$0.0164
	09/20/23	$0.0688	$0.0060
	12/20/23	$0.0295	$0.0026
Fidelity Electric Vehicles and Future Transportation ETF	06/22/23	$0.0133	$0.0066

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Clean Energy ETF
Fidelity Cloud Computing ETF
Fidelity Crypto Industry and Digital Payments ETF
Fidelity Digital Health ETF
Fidelity Electric Vehicles and Future Transportation ETF
Fidelity Metaverse ETF
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the funds' investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under a separate agreement covering pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally State Street Bank and Trust Company, each fund's transfer agent and custodian; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending, under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The Board also considered information on each fund's bid-ask spread and premium/discount.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on net performance (after fees and expenses) of the fund compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered each fund's all-inclusive fee rate and also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under each fund's all-inclusive arrangement. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the mapped group that have a similar load structure to the fund (referred to as the "similar load structure group"); and (iv) total expense comparisons of each fund relative to funds and classes in the similar load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of each fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
Fees Charged to Other Clients. The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with each fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including, but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through May 31, 2025.

1.9903828.102
CEE-ANN-0824
Fidelity® Enhanced International ETF
Fidelity® Enhanced Large Cap Core ETF
Fidelity® Enhanced Large Cap Growth ETF
Fidelity® Enhanced Large Cap Value ETF
Fidelity® Enhanced Mid Cap ETF

Annual Report
June 30, 2024

Contents

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Enhanced International ETF
Fidelity® Enhanced Large Cap Core ETF
Fidelity® Enhanced Large Cap Growth ETF
Fidelity® Enhanced Large Cap Value ETF
Fidelity® Enhanced Mid Cap ETF
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Distributions
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Enhanced International ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
Australia - 6.5%
ANZ Group Holdings Ltd.	372,453	7,016,606
Aristocrat Leisure Ltd.	222,719	7,393,134
BHP Group Ltd.	541,305	15,411,943
Brambles Ltd.	213,905	2,073,373
Commonwealth Bank of Australia	54,048	4,592,740
Fortescue Ltd.	691,944	9,882,767
Glencore PLC	574,500	3,276,003
Goodman Group unit	397,976	9,225,770
Macquarie Group Ltd.	65,129	8,893,280
Medibank Private Ltd.	382,300	951,271
National Australia Bank Ltd.	83,586	2,020,193
Northern Star Resources Ltd.	337,899	2,930,362
Origin Energy Ltd.	18,135	131,383
QBE Insurance Group Ltd.	71,953	834,717
Reece Ltd.	79,693	1,338,118
Rio Tinto Ltd.	62,212	4,938,693
Rio Tinto PLC sponsored ADR	108,918	7,180,964
Telstra Group Ltd.	1,046,434	2,527,036
The GPT Group	678,446	1,810,365
Wesfarmers Ltd.	209,080	9,091,128
TOTAL AUSTRALIA		101,519,846
Austria - 0.1%
Mondi PLC	55,426	1,063,922
Belgium - 0.6%
Ageas	157,466	7,197,479
Groupe Bruxelles Lambert SA	4,909	350,399
Warehouses de Pauw	54,120	1,466,383
TOTAL BELGIUM		9,014,261
China - 1.5%
BOC Hong Kong (Holdings) Ltd.	2,838,000	8,740,359
Prosus NV	333,320	11,872,791
Wilmar International Ltd.	1,067,500	2,440,450
TOTAL CHINA		23,053,600
Denmark - 4.1%
A.P. Moller - Maersk A/S:
Series A	1,050	1,782,191
Series B	1,188	2,065,041
Genmab A/S (a)	25,105	6,290,760
Genmab A/S ADR (a)(b)	109,586	2,753,896
Novo Nordisk A/S:
Series B	317,005	45,776,113
Series B sponsored ADR	24,954	3,561,934
Pandora A/S	7,470	1,127,381
Vestas Wind Systems A/S (a)	46,538	1,077,593
TOTAL DENMARK		64,434,909
Finland - 2.4%
Fortum Corp.	66,017	965,067
Kesko Oyj	160,532	2,817,797
Kone OYJ (B Shares)	183,683	9,066,609
Nokia Corp.	1,709,458	6,514,703
Nokia Corp. sponsored ADR	881,040	3,330,331
Nordea Bank Abp	607,927	7,232,720
UPM-Kymmene Corp.	73,475	2,566,804
Wartsila Corp.	249,749	4,814,436
TOTAL FINLAND		37,308,467
France - 8.2%
Air Liquide SA	91,211	15,754,221
Airbus Group NV	1,535	210,848
Arkema SA	29,272	2,543,959
bioMerieux SA	5,635	535,589
BNP Paribas SA	54,579	3,479,611
Capgemini SA	11,467	2,280,504
Carrefour SA	117,006	1,654,060
Compagnie de St.-Gobain	45,777	3,560,187
Covivio	31,285	1,486,937
Danone SA	31,430	1,921,310
Eiffage SA	82,465	7,573,971
Gecina SA	15,721	1,447,089
Hermes International SCA	830	1,902,221
L'Oreal SA	37,883	16,636,056
La Francaise des Jeux SAEM (c)	73,167	2,491,791
Legrand SA	99,661	9,887,648
LVMH Moet Hennessy Louis Vuitton SE	15,356	11,735,515
Publicis Groupe SA	6,169	656,573
Safran SA	63,300	13,381,970
TotalEnergies SE	307,056	20,496,698
Ubisoft Entertainment SA (a)	50,533	1,106,178
Veolia Environnement SA	225,259	6,735,452
TOTAL FRANCE		127,478,388
Germany - 7.0%
Allianz SE	18,320	5,091,339
BASF AG	19,503	943,767
Bayer AG	159,902	4,517,497
Deutsche Bank AG	659,104	10,523,072
Deutsche Borse AG	27,669	5,662,697
Deutsche Telekom AG	384,462	9,667,645
Evonik Industries AG	87,872	1,792,729
Fresenius SE & Co. KGaA (a)	277,161	8,275,497
GEA Group AG	24,996	1,041,332
Hannover Reuck SE	3	760
HeidelbergCement AG	74,982	7,774,837
Infineon Technologies AG	190,941	7,014,970
Knorr-Bremse AG	24,206	1,848,340
Mercedes-Benz Group AG:
ADR	51,823	893,947
(Germany)	368	25,448
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	27,426	13,716,665
Rational AG	1,117	930,085
SAP SE	53,956	10,951,257
Scout24 AG (c)	14,317	1,091,695
Siemens AG	63,978	11,902,815
Siemens AG sponsored ADR	21,587	2,012,988
Talanx AG	34,463	2,751,503
Volkswagen AG	2,744	329,427
TOTAL GERMANY		108,760,312
Hong Kong - 2.6%
AIA Group Ltd.	1,725,632	11,711,859
AIA Group Ltd. ADR	75,816	2,049,306
CLP Holdings Ltd.	913,000	7,377,376
HKT Trust/HKT Ltd. unit	258,000	289,418
Hong Kong Exchanges and Clearing Ltd.	55,000	1,762,186
Jardine Matheson Holdings Ltd.	110,700	3,916,566
Prudential PLC	206,385	1,874,243
Sun Hung Kai Properties Ltd.	831,500	7,192,658
Swire Pacific Ltd. (A Shares)	90,000	795,231
WH Group Ltd. (c)	4,172,455	2,746,354
TOTAL HONG KONG		39,715,197
Israel - 0.6%
Bank Hapoalim BM (Reg.)	38,804	342,201
Wix.com Ltd. (a)	54,661	8,694,925
TOTAL ISRAEL		9,037,126
Italy - 1.9%
Assicurazioni Generali SpA	115,250	2,874,615
Coca-Cola HBC AG	257,176	8,771,095
Eni SpA	48,294	742,395
Intesa Sanpaolo SpA	3,449,235	12,821,729
UniCredit SpA	118,055	4,375,145
UniCredit SpA ADR	21,909	408,822
TOTAL ITALY		29,993,801
Japan - 22.8%
Central Japan Railway Co.	191,800	4,140,229
Chubu Electric Power Co., Inc.	557,800	6,590,700
Daiichi Sankyo Kabushiki Kaisha	18,900	648,913
Daiwa Securities Group, Inc.	1,116,448	8,514,399
DENSO Corp.	6,400	99,367
Disco Corp.	28,250	10,717,757
Fast Retailing Co. Ltd.	36,742	9,262,574
Fujitsu Ltd.	201,100	3,146,054
Hitachi Ltd.	804,000	17,994,928
Honda Motor Co. Ltd.	1,112,306	11,891,145
Hoya Corp.	88,084	10,240,607
JFE Holdings, Inc.	499,900	7,194,471
Kansai Electric Power Co., Inc.	522,500	8,774,908
Kawasaki Kisen Kaisha Ltd.	63,000	916,278
KDDI Corp.	336,700	8,902,491
Keyence Corp.	800	350,799
Komatsu Ltd.	73,100	2,122,258
Kyocera Corp.	117,800	1,355,626
LY Corp.	3,038,122	7,343,686
Makita Corp.	158,400	4,304,337
Marubeni Corp.	353,200	6,532,082
Mazda Motor Corp.	411,700	3,981,635
Mitsubishi Chemical Group Corp.	591,800	3,285,080
Mitsubishi Corp.	629,918	12,325,078
Mitsubishi Electric Corp.	459,100	7,326,367
Mitsubishi UFJ Financial Group, Inc.	1,316,500	14,147,731
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	95,809	1,034,737
Mitsui & Co. Ltd.	406,200	9,217,703
MS&AD Insurance Group Holdings, Inc.	497,700	11,058,969
Murata Manufacturing Co. Ltd.	252,800	5,219,725
Nidec Corp.	52,700	2,353,468
Nippon Paint Holdings Co. Ltd.	767,500	4,999,316
Nippon Steel Corp.	121,600	2,570,462
Nippon Telegraph & Telephone Corp.	1,320,400	1,245,800
Nippon Yusen KK (b)	201,700	5,869,597
Nissan Motor Co. Ltd. sponsored ADR (b)	90,349	613,470
Nitto Denko Corp.	81,900	6,469,942
Nomura Holdings, Inc.	312,900	1,793,112
Nomura Research Institute Ltd.	10,300	289,429
ORIX Corp.	85,800	1,894,223
Osaka Gas Co. Ltd.	215,700	4,749,985
Pan Pacific International Holdings Ltd.	33,800	790,746
Panasonic Holdings Corp.	1,000,500	8,189,810
Rakuten Group, Inc. (a)	470,300	2,425,893
Recruit Holdings Co. Ltd.	79,900	4,274,345
Renesas Electronics Corp.	549,000	10,267,518
Screen Holdings Co. Ltd.	10,000	901,237
SCSK Corp.	48,300	964,559
Shin-Etsu Chemical Co. Ltd. ADR (b)	16,430	319,399
Shionogi & Co. Ltd.	34,400	1,342,090
SoftBank Corp.	830,064	10,135,252
Sompo Holdings, Inc.	439,700	9,387,591
Sony Group Corp.	104,836	8,887,830
Subaru Corp.	283,358	6,005,661
Sumitomo Corp.	39,900	996,198
Terumo Corp.	193,100	3,184,128
Tokio Marine Holdings, Inc.	236,400	8,823,308
Tokyo Electron Ltd.	72,900	15,813,351
Tokyo Electron Ltd. ADR	14,481	1,585,670
Toppan Holdings, Inc.	29,400	810,058
Toyota Motor Corp.	594,361	12,153,942
Toyota Tsusho Corp.	417,000	8,117,621
Yokogawa Electric Corp.	344,100	8,319,653
TOTAL JAPAN		355,185,298
Luxembourg - 0.1%
Eurofins Scientific SA	39,607	1,974,517
Netherlands - 5.9%
Akzo Nobel NV	14,257	866,947
ASM International NV (Netherlands)	8,445	6,437,642
ASML Holding NV:
(depository receipt)	17,444	17,840,502
(Netherlands)	27,834	28,741,666
BE Semiconductor Industries NV	14,664	2,452,244
EXOR NV	7,169	750,105
Koninklijke Ahold Delhaize NV	167,661	4,953,965
Koninklijke Philips Electronics NV	376,581	9,513,833
NN Group NV	190,847	8,880,641
Wolters Kluwer NV	69,493	11,520,762
TOTAL NETHERLANDS		91,958,307
New Zealand - 0.1%
Meridian Energy Ltd.	604,032	2,314,191
Norway - 0.3%
DNB Bank ASA	45,515	893,930
Gjensidige Forsikring ASA	168,095	3,003,889
TOTAL NORWAY		3,897,819
Singapore - 1.9%
CapitaLand Ascendas REIT	1,482,600	2,799,009
Oversea-Chinese Banking Corp. Ltd.	1,002,800	10,671,389
Singapore Technologies Engineering Ltd.	1,940,700	6,197,073
STMicroelectronics NV (France)	42	1,658
United Overseas Bank Ltd.	455,555	10,525,471
TOTAL SINGAPORE		30,194,600
South Africa - 0.0%
Anglo American PLC (United Kingdom)	20,640	652,797
Spain - 3.8%
ACS Actividades de Construccion y Servicios SA	34,151	1,473,201
Aena SME SA (c)	41,159	8,286,895
Banco Bilbao Vizcaya Argentaria SA	1,107,708	11,094,276
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	221,521	2,221,856
Banco Santander SA (Spain)	881,991	4,090,453
CaixaBank SA	797,190	4,220,089
Iberdrola SA	1,119,391	14,523,605
Industria de Diseno Textil SA	253,656	12,593,828
TOTAL SPAIN		58,504,203
Sweden - 2.2%
ASSA ABLOY AB (B Shares)	26,249	741,976
Essity AB (B Shares)	58,113	1,488,052
Evolution AB (c)	30,897	3,218,255
H&M Hennes & Mauritz AB (B Shares)	223,661	3,537,765
Industrivarden AB (A Shares)	69,777	2,373,959
Saab AB (B Shares)	91,281	2,196,118
SKF AB (B Shares)	86,627	1,739,242
Swedish Orphan Biovitrum AB (a)	144,003	3,853,123
Volvo AB (B Shares)	451,094	11,538,030
Volvo Car AB (a)(b)	1,403,482	4,341,273
TOTAL SWEDEN		35,027,793
Switzerland - 5.6%
ABB Ltd.:
(Reg.)	219,022	12,169,379
sponsored ADR	78,976	4,399,753
Alcon, Inc. (Switzerland)	96,888	8,650,849
BKW AG	4,769	760,641
Compagnie Financiere Richemont SA	2,830	443,299
Givaudan SA	2,593	12,294,708
Kuehne & Nagel International AG	8,164	2,348,019
Logitech International SA (Reg.)	33,262	3,217,912
Novartis AG	247,228	26,463,261
Novartis AG sponsored ADR	15,755	1,677,277
SGS SA (Reg.)	65,042	5,791,485
UBS Group AG	29,729	875,210
Zurich Insurance Group Ltd.	16,109	8,590,152
TOTAL SWITZERLAND		87,681,945
United Kingdom - 10.1%
3i Group PLC	31,022	1,202,329
AstraZeneca PLC:
(United Kingdom)	83,405	13,027,210
sponsored ADR	14,814	1,155,344
Aviva PLC	217,261	1,308,932
BAE Systems PLC	752,969	12,564,131
Barclays PLC sponsored ADR	179,643	1,923,977
British American Tobacco PLC:
(United Kingdom)	82,865	2,545,416
sponsored ADR (b)	338,962	10,484,095
Bunzl PLC	120,325	4,578,295
Centrica PLC	952,061	1,623,522
CK Hutchison Holdings Ltd.	560,500	2,684,411
Coca-Cola Europacific Partners PLC	40,454	2,947,883
Halma PLC	35,781	1,223,944
Hargreaves Lansdown PLC	108,605	1,554,095
HSBC Holdings PLC:
(United Kingdom)	1,825,861	15,784,897
sponsored ADR (b)	145,097	6,311,720
Land Securities Group PLC	142,504	1,115,963
Lloyds Banking Group PLC	2,578,404	1,784,174
London Stock Exchange Group PLC	19,048	2,263,386
M&G PLC	861,900	2,222,637
NatWest Group PLC	6,528	25,730
NatWest Group PLC sponsored ADR (b)	78,714	632,073
Reckitt Benckiser Group PLC	13,015	704,486
RELX PLC sponsored ADR	73,154	3,356,306
Rolls-Royce Holdings PLC (a)	2,138,416	12,348,088
Sage Group PLC	661,520	9,102,336
Schroders PLC	397,809	1,829,442
Smith & Nephew PLC sponsored ADR (b)	30,670	760,003
SSE PLC	23,115	522,886
Standard Chartered PLC (United Kingdom)	426,799	3,862,939
Tesco PLC	2,562,152	9,910,778
Tesco PLC Sponsored ADR (b)	31,544	371,588
Unilever PLC	95,816	5,262,708
Unilever PLC sponsored ADR	165,019	9,074,395
Vodafone Group PLC	6,706,538	5,914,068
Vodafone Group PLC sponsored ADR	406,778	3,608,121
Wise PLC (a)	162,545	1,400,299
TOTAL UNITED KINGDOM		156,992,607
United States of America - 9.5%
BP PLC	335,633	2,016,149
BP PLC sponsored ADR	11	397
CRH PLC	45,209	3,369,487
CSL Ltd.	2,110	415,532
GSK PLC	355,827	6,879,705
GSK PLC sponsored ADR	205,834	7,924,609
Holcim AG	86,288	7,646,781
Monday.com Ltd. (a)	27,418	6,601,158
Nestle SA (Reg. S)	169,457	17,299,344
QIAGEN NV (Germany)	203,034	8,382,284
Roche Holding AG:
(Bearer)	3,334	1,016,027
(participation certificate)	83,037	23,059,415
sponsored ADR	69,899	2,423,398
Sanofi SA	110,864	10,678,558
Sanofi SA sponsored ADR	22,588	1,095,970
Schneider Electric SA	78,685	18,901,245
Schneider Electric SA ADR	16,786	808,078
Shell PLC:
ADR	32,660	2,357,399
(London)	756,035	27,084,647
TOTAL UNITED STATES OF AMERICA		147,960,183
TOTAL COMMON STOCKS (Cost $1,248,973,324)		1,523,724,089

Nonconvertible Preferred Stocks - 0.6%
	Shares	Value ($)
Germany - 0.6%
Volkswagen AG (Cost $11,022,711)	84,797	9,571,727

Government Obligations - 0.1%
	Principal Amount (d)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.32% 8/29/24 to 9/19/24 (e) (Cost $1,058,952)	1,070,000	1,058,969

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (f)	15,815,510	15,818,673
Fidelity Securities Lending Cash Central Fund 5.38% (f)(g)	10,014,522	10,015,523
TOTAL MONEY MARKET FUNDS (Cost $25,834,196)		25,834,196

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $1,286,889,183)	1,560,188,981
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(2,337,660)
NET ASSETS - 100.0%	1,557,851,321

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	145	Sep 2024	16,988,200	77,419	77,419

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,834,990 or 1.1% of net assets.

(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $548,960.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	19,925,982	355,358,755	359,466,128	632,835	64	-	15,818,673	0.0%
Fidelity Securities Lending Cash Central Fund 5.38%	10,181,938	230,180,221	230,346,636	250,150	-	-	10,015,523	0.0%
Total	30,107,920	585,538,976	589,812,764	882,985	64	-	25,834,196

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	52,487,963	52,487,963	-	-
Consumer Discretionary	144,871,003	144,871,003	-	-
Consumer Staples	102,029,832	102,029,832	-	-
Energy	52,697,685	52,697,685	-	-
Financials	294,227,637	294,227,637	-	-
Health Care	216,077,939	216,077,939	-	-
Industrials	289,427,145	289,427,145	-	-
Information Technology	173,337,130	173,337,130	-	-
Materials	125,730,361	125,730,361	-	-
Real Estate	27,339,405	27,339,405	-	-
Utilities	55,069,716	55,069,716	-	-

Government Obligations	1,058,969	-	1,058,969	-

Money Market Funds	25,834,196	25,834,196	-	-
Total Investments in Securities:	1,560,188,981	1,559,130,012	1,058,969	-
Derivative Instruments: Assets
Futures Contracts	77,419	77,419	-	-
Total Assets	77,419	77,419	-	-
Total Derivative Instruments:	77,419	77,419	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	77,419	0
Total Equity Risk	77,419	0
Total Value of Derivatives	77,419	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Enhanced International ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value (including securities loaned of $9,681,309) - See accompanying schedule:
Unaffiliated issuers (cost $1,261,054,987)	$1,534,354,785
Fidelity Central Funds (cost $25,834,196)	25,834,196

Total Investment in Securities (cost $1,286,889,183)		$1,560,188,981
Cash		493,456
Foreign currency held at value (cost $1,264,442)		1,264,850
Receivable for investments sold		40,945,439
Dividends receivable		1,950,776
Reclaims receivable		4,485,026
Interest receivable		304
Distributions receivable from Fidelity Central Funds		189,849
Receivable for daily variation margin on futures contracts		23,200
Receivable from investment adviser for expense reductions		34,752
Other receivables		9,146
Total assets		1,609,585,779
Liabilities
Payable for investments purchased	$41,264,596
Accrued management fee	360,090
Other payables and accrued expenses	94,162
Collateral on securities loaned	10,015,610
Total liabilities		51,734,458
Net Assets		$1,557,851,321
Net Assets consist of:
Paid in capital		$1,412,926,033
Total accumulated earnings (loss)		144,925,288
Net Assets		$1,557,851,321
Net Asset Value, offering price and redemption price per share ($1,557,851,321 ÷ 55,079,106 shares)		$28.28
Statement of Operations
	Ten months ended June 30, 2024	Year ended August 31, 2023
Investment Income
Dividends	$41,545,874	52,511,526
Interest	58,810	45,321
Income from Fidelity Central Funds (including $250,150 and $307,137 from security lending)	882,985	1,171,963
Income before foreign taxes withheld	$42,487,669	53,728,810
Less foreign taxes withheld	(3,292,750)	(4,648,683)
Total income	39,194,919	49,080,127
Expenses
Management fee	$4,154,555	8,333,434
Independent trustees' fees and expenses	5,791	8,052
Interest	19,359	16,731
Miscellaneous	116,659	-
Total expenses before reductions	4,296,364	8,358,217
Expense reductions	(34,901)	(441)
Total expenses after reductions	4,261,463	8,357,776
Net Investment income (loss)	34,933,456	40,722,351
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	70,605,208	(34,624,969)
Redemptions in-kind	25,930,557	-
Fidelity Central Funds	64	-
Foreign currency transactions	93,905	(599,124)
Futures contracts	2,637,988	3,144,313
Total net realized gain (loss)	99,267,722	(32,079,780)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	58,719,576	261,104,444
Assets and liabilities in foreign currencies	7,628	281,786
Futures contracts	90,649	(176,537)
Total change in net unrealized appreciation (depreciation)	58,817,853	261,209,693
Net gain (loss)	158,085,575	229,129,913
Net increase (decrease) in net assets resulting from operations	$193,019,031	269,852,264

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund.
Statement of Changes in Net Assets

	Ten months ended June 30, 2024	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,933,456	$40,722,351	$44,150,052
Net realized gain (loss)	99,267,722	(32,079,780)	(40,880,584)
Change in net unrealized appreciation (depreciation)	58,817,853	261,209,693	(317,751,294)
Net increase (decrease) in net assets resulting from operations	193,019,031	269,852,264	(314,481,826)
Distributions to shareholders	(71,077,009)	(33,763,256)	(40,640,601)

Share transactions
Proceeds from sales of shares	229,678,767	600,539,896	742,204,628
Reinvestment of distributions	30,814,353	24,033,209	33,150,295
Cost of shares redeemed	(389,696,365)	(600,353,896)	(794,518,975)

Net increase (decrease) in net assets resulting from share transactions	(129,203,245)	24,219,209	(19,164,052)
Total increase (decrease) in net assets	(7,261,223)	260,308,217	(374,286,479)

Net Assets
Beginning of period	1,565,112,544	1,304,804,327	1,679,090,806
End of period	$1,557,851,321	$1,565,112,544	$1,304,804,327

Other Information
Shares
Sold	8,475,592	26,342,964	29,583,912
Issued in reinvestment of distributions	1,276,109	1,026,385	1,227,154
Redeemed	(15,496,865)	(25,639,395)	(30,636,231)
Net increase (decrease)	(5,745,164)	1,729,954	174,835

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund.
Share activity is further described in Organization and Merger information notes, amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
Financial Highlights
Fidelity® Enhanced International ETF

Years ended June 30,	2024 A,B	2023 A,C	2022 A,C	2021 A,C	2020 A,C	2019 A,C
Selected Per-Share Data
Net asset value, beginning of period	$25.73	$22.08	$28.49	$22.68	$22.13	$24.23
Income from Investment Operations
Net investment income (loss) D,E	.65	.64	.76	.62	.47	.74
Net realized and unrealized gain (loss)	3.19	3.58	(6.43)	5.61	.79	(2.35)
Total from investment operations	3.84	4.22	(5.67)	6.23	1.26	(1.61)
Distributions from net investment income	(1.29)	(.57)	(.74)	(.42)	(.71)	(.49)
Total distributions	(1.29)	(.57)	(.74)	(.42)	(.71)	(.49)
Net asset value, end of period	$28.28	$25.73	$22.08	$28.49	$22.68	$22.13
Total Return F,G,H	15.53%	19.29%	(20.35)%	27.77%	5.55%	(6.51)%
Ratios to Average Net Assets E,I,J
Expenses before reductions	.36% K,L	.55%	.57%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.36 % K,L	.55%	.57%	.59%	.59%	.59%
Expenses net of all reductions	.36% K,L	.55%	.57%	.59%	.59%	.59%
Net investment income (loss)	2.95% K,L	2.69%	2.99%	2.32%	2.13%	3.27%
Supplemental Data
Net assets, end of period (000 omitted)	$1,557,851	$1,565,113	$1,304,804	$1,679,091	$1,182,923	$1,505,889
Portfolio turnover rate M	109 % L,N	105%	114%	82%	75%	103%

AAs further described in Organization and Merger information notes, per share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
BFor the ten month period ended June 30. The Fund changed its fiscal year end from August 31 to June 30, effective March 1, 2024.
CFor the year ended August 31.
DCalculated based on average shares outstanding during the period.
ENet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HBased on net asset value.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KProxy expenses are not annualized.
LAnnualized.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
NPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Enhanced Large Cap Core ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 11.3%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	815,773	15,589,422
Verizon Communications, Inc.	276,635	11,408,427
		26,997,849
Entertainment - 1.9%
Electronic Arts, Inc.	30,915	4,307,387
Netflix, Inc. (a)	39,462	26,632,115
Playtika Holding Corp.	181,585	1,429,074
Spotify Technology SA (a)	27,880	8,748,465
The Walt Disney Co.	134,593	13,363,739
		54,480,780
Interactive Media & Services - 7.7%
Alphabet, Inc.:
Class A	369,980	67,391,857
Class C	392,379	71,970,156
Meta Platforms, Inc. Class A	167,870	84,643,411
		224,005,424
Media - 0.8%
Comcast Corp. Class A	614,180	24,051,289
TOTAL COMMUNICATION SERVICES		329,535,342
CONSUMER DISCRETIONARY - 9.7%
Automobiles - 1.1%
Ford Motor Co.	1,186,492	14,878,610
Tesla, Inc. (a)	93,280	18,458,246
		33,336,856
Broadline Retail - 3.9%
Amazon.com, Inc. (a)	584,786	113,009,895
Hotels, Restaurants & Leisure - 1.5%
Chipotle Mexican Grill, Inc. (a)	167,757	10,509,976
International Game Technology PLC	540,912	11,067,060
McDonald's Corp.	59,527	15,169,861
MGM Resorts International (a)	162,049	7,201,458
		43,948,355
Household Durables - 0.2%
Lennar Corp. Class A	4,486	672,317
Taylor Morrison Home Corp. (a)	32,133	1,781,454
Toll Brothers, Inc.	29,111	3,353,005
		5,806,776
Specialty Retail - 3.0%
Abercrombie & Fitch Co. Class A (a)	39,181	6,967,949
Burlington Stores, Inc. (a)	25,457	6,109,680
Carvana Co. Class A (a)	125,426	16,144,835
Gap, Inc.	366,032	8,744,504
Ross Stores, Inc.	70,549	10,252,181
The Home Depot, Inc.	101,769	35,032,961
TJX Companies, Inc.	25,593	2,817,789
		86,069,899
Textiles, Apparel & Luxury Goods - 0.0%
Crocs, Inc. (a)	10	1,459
NIKE, Inc. Class B	14	1,055
Tapestry, Inc.	19	813
		3,327
TOTAL CONSUMER DISCRETIONARY		282,175,108
CONSUMER STAPLES - 4.3%
Beverages - 0.8%
Boston Beer Co., Inc. Class A (a)	16,091	4,908,560
PepsiCo, Inc.	17,559	2,896,006
The Coca-Cola Co.	228,591	14,549,817
		22,354,383
Consumer Staples Distribution & Retail - 2.1%
Costco Wholesale Corp.	31,879	27,096,831
Kroger Co.	15,356	766,725
Maplebear, Inc. (NASDAQ)	16	514
Walmart, Inc.	477,882	32,357,390
		60,221,460
Food Products - 0.0%
Archer Daniels Midland Co.	10,060	608,127
The Kraft Heinz Co.	756	24,358
		632,485
Household Products - 1.4%
Colgate-Palmolive Co.	129,816	12,597,345
Kimberly-Clark Corp.	78	10,780
Procter & Gamble Co.	177,163	29,217,722
		41,825,847
Tobacco - 0.0%
Philip Morris International, Inc.	7,420	751,869
TOTAL CONSUMER STAPLES		125,786,044
ENERGY - 3.1%
Energy Equipment & Services - 0.0%
Baker Hughes Co. Class A	540	18,992
Oil, Gas & Consumable Fuels - 3.1%
California Resources Corp.	198	10,538
Chevron Corp.	17,812	2,786,153
ConocoPhillips Co.	136,359	15,596,742
Devon Energy Corp.	87,024	4,124,938
EOG Resources, Inc.	145,841	18,357,007
Exxon Mobil Corp.	411,520	47,374,182
Occidental Petroleum Corp. warrants 8/3/27 (a)	4,716	194,111
		88,443,671
TOTAL ENERGY		88,462,663
FINANCIALS - 12.2%
Banks - 2.9%
Bank of America Corp.	820,931	32,648,426
JPMorgan Chase & Co.	256,981	51,976,977
Wells Fargo & Co.	4,153	246,647
		84,872,050
Capital Markets - 2.2%
Ameriprise Financial, Inc.	7,780	3,323,538
Bank of New York Mellon Corp.	128,670	7,706,046
BlackRock, Inc.	9,165	7,215,788
Charles Schwab Corp.	125,522	9,249,716
CME Group, Inc.	85,141	16,738,721
Goldman Sachs Group, Inc.	7,889	3,568,352
LPL Financial	17,244	4,816,249
Morgan Stanley	46,978	4,565,792
S&P Global, Inc.	3	1,338
T. Rowe Price Group, Inc.	44,540	5,135,907
Tradeweb Markets, Inc. Class A	18,295	1,939,270
		64,260,717
Consumer Finance - 0.8%
American Express Co.	97,863	22,660,178
Financial Services - 4.3%
Berkshire Hathaway, Inc. Class B (a)	149,135	60,668,118
Block, Inc. Class A (a)	43,978	2,836,141
Enact Holdings, Inc.	16,780	514,475
Jackson Financial, Inc.	25,246	1,874,768
MasterCard, Inc. Class A	80,247	35,401,767
PayPal Holdings, Inc. (a)	218,459	12,677,176
Visa, Inc. Class A	47,644	12,505,121
		126,477,566
Insurance - 2.0%
Aon PLC	36,692	10,772,037
Brown & Brown, Inc.	7,147	639,013
Globe Life, Inc.	55,340	4,553,375
Hartford Financial Services Group, Inc.	2	201
Marsh & McLennan Companies, Inc.	13,662	2,878,857
Progressive Corp.	106,718	22,166,396
Selective Insurance Group, Inc.	8	751
The Travelers Companies, Inc.	35,635	7,246,021
Unum Group	90,994	4,650,703
Willis Towers Watson PLC	17,933	4,700,957
		57,608,311
TOTAL FINANCIALS		355,878,822
HEALTH CARE - 12.5%
Biotechnology - 3.5%
AbbVie, Inc.	163,694	28,076,795
Alkermes PLC (a)(b)	173,295	4,176,410
Amgen, Inc.	36,655	11,452,855
Biogen, Inc. (a)	25,087	5,815,668
Exelixis, Inc. (a)	553,462	12,436,291
Gilead Sciences, Inc.	296,575	20,348,011
Halozyme Therapeutics, Inc. (a)	78,559	4,113,349
Incyte Corp. (a)	226,518	13,731,521
Neurocrine Biosciences, Inc. (a)	12,879	1,773,052
		101,923,952
Health Care Equipment & Supplies - 1.3%
Becton, Dickinson & Co.	53,646	12,537,607
Edwards Lifesciences Corp. (a)	54,559	5,039,615
GE Healthcare Technologies, Inc.	12,826	999,402
Hologic, Inc. (a)	189,759	14,089,606
IDEXX Laboratories, Inc. (a)	4	1,949
Lantheus Holdings, Inc. (a)	44,268	3,554,278
Solventum Corp.	44,294	2,342,267
		38,564,724
Health Care Providers & Services - 3.1%
Cencora, Inc.	7,689	1,732,332
Centene Corp. (a)	156,456	10,373,033
Cigna Group	60,899	20,131,382
Elevance Health, Inc.	42,083	22,803,094
UnitedHealth Group, Inc.	65,627	33,421,206
		88,461,047
Life Sciences Tools & Services - 0.4%
Medpace Holdings, Inc. (a)	7,432	3,060,869
Thermo Fisher Scientific, Inc.	16,378	9,057,034
		12,117,903
Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	472,194	19,610,217
Eli Lilly & Co.	32,483	29,409,459
Jazz Pharmaceuticals PLC (a)	5,346	570,579
Johnson & Johnson	94,830	13,860,353
Merck & Co., Inc.	271,813	33,650,449
Pfizer, Inc.	875,884	24,507,234
		121,608,291
TOTAL HEALTH CARE		362,675,917
INDUSTRIALS - 9.9%
Aerospace & Defense - 1.8%
Howmet Aerospace, Inc.	81,844	6,353,550
Lockheed Martin Corp.	45,131	21,080,690
Northrop Grumman Corp.	24,594	10,721,754
Textron, Inc.	169,592	14,561,169
		52,717,163
Building Products - 0.4%
Owens Corning	68,576	11,913,023
Commercial Services & Supplies - 1.7%
Cintas Corp.	27,426	19,205,331
Republic Services, Inc.	56,545	10,988,955
Waste Management, Inc.	91,938	19,614,053
		49,808,339
Construction & Engineering - 0.0%
EMCOR Group, Inc.	1,847	674,303
Electrical Equipment - 1.2%
AMETEK, Inc.	38,667	6,446,176
Eaton Corp. PLC	29,087	9,120,229
Emerson Electric Co.	167,244	18,423,599
EnerSys	7,339	759,733
		34,749,737
Ground Transportation - 2.5%
CSX Corp.	523,309	17,504,686
Norfolk Southern Corp.	22,519	4,834,604
Old Dominion Freight Lines, Inc.	26,953	4,759,900
Uber Technologies, Inc. (a)	312,936	22,744,188
Union Pacific Corp.	102,824	23,264,958
		73,108,336
Industrial Conglomerates - 0.0%
3M Co.	118	12,058
Machinery - 1.3%
Caterpillar, Inc.	72,534	24,161,075
Deere & Co.	5	1,868
PACCAR, Inc.	144,761	14,901,697
		39,064,640
Passenger Airlines - 0.1%
SkyWest, Inc. (a)	18,029	1,479,640
United Airlines Holdings, Inc. (a)	49	2,384
		1,482,024
Professional Services - 0.9%
CACI International, Inc. (a)	14,057	6,046,337
Leidos Holdings, Inc.	35,360	5,158,317
SS&C Technologies Holdings, Inc.	218,940	13,720,970
		24,925,624
Trading Companies & Distributors - 0.0%
W.W. Grainger, Inc.	2	1,804
TOTAL INDUSTRIALS		288,457,051
INFORMATION TECHNOLOGY - 31.6%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)	17,306	6,065,407
Cisco Systems, Inc.	28,802	1,368,383
		7,433,790
Electronic Equipment, Instruments & Components - 0.2%
Trimble, Inc. (a)	111,052	6,210,028
IT Services - 0.2%
Squarespace, Inc. Class A (a)	20	873
Twilio, Inc. Class A (a)	98,575	5,600,046
Wix.com Ltd. (a)	492	78,262
		5,679,181
Semiconductors & Semiconductor Equipment - 12.4%
Advanced Micro Devices, Inc. (a)	9,845	1,596,957
Applied Materials, Inc.	118,075	27,864,519
Broadcom, Inc.	36,691	58,908,501
Cirrus Logic, Inc. (a)	54,956	7,015,683
Intel Corp.	628,007	19,449,377
KLA Corp.	10,831	8,930,268
Lam Research Corp.	111	118,198
Micron Technology, Inc.	17,752	2,334,921
NVIDIA Corp.	1,668,399	206,114,010
Qualcomm, Inc.	143,267	28,535,921
		360,868,355
Software - 11.4%
Adobe, Inc. (a)	56,548	31,414,676
Alarm.com Holdings, Inc. (a)	29,793	1,893,047
Cadence Design Systems, Inc. (a)	8	2,462
DocuSign, Inc. (a)	138,619	7,416,117
Dropbox, Inc. Class A (a)	686,426	15,423,992
Gen Digital, Inc.	85,041	2,124,324
GitLab, Inc. (a)	133,568	6,641,001
Manhattan Associates, Inc. (a)	9,851	2,430,045
Microsoft Corp.	434,729	194,302,127
Pegasystems, Inc.	99,894	6,046,584
RingCentral, Inc. (a)	52,261	1,473,760
Salesforce, Inc.	120,302	30,929,644
Smartsheet, Inc. (a)	69,988	3,085,071
Teradata Corp. (a)	412,883	14,269,236
Zoom Video Communications, Inc. Class A (a)	250,798	14,844,734
		332,296,820
Technology Hardware, Storage & Peripherals - 7.2%
Apple, Inc.	977,850	205,954,767
NetApp, Inc.	19,623	2,527,442
		208,482,209
TOTAL INFORMATION TECHNOLOGY		920,970,383
MATERIALS - 2.4%
Chemicals - 1.0%
Eastman Chemical Co.	162	15,871
Ecolab, Inc.	76,666	18,246,508
Linde PLC	32	14,042
Olin Corp.	48,089	2,267,396
Sherwin-Williams Co.	27,844	8,309,485
		28,853,302
Construction Materials - 0.5%
Vulcan Materials Co.	56,419	14,030,277
Metals & Mining - 0.9%
Nucor Corp.	90,629	14,326,632
Steel Dynamics, Inc.	91,960	11,908,820
		26,235,452
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	2,130	175,363
TOTAL MATERIALS		69,294,394
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Crown Castle, Inc.	151,892	14,839,848
Federal Realty Investment Trust (SBI)	18	1,817
Invitation Homes, Inc.	219,561	7,880,044
Public Storage Operating Co.	8,194	2,357,004
		25,078,713
UTILITIES - 1.2%
Electric Utilities - 1.0%
Evergy, Inc.	32,655	1,729,735
NextEra Energy, Inc.	289,521	20,500,982
Otter Tail Corp.	15,584	1,365,003
Xcel Energy, Inc.	86,129	4,600,150
		28,195,870
Gas Utilities - 0.0%
UGI Corp.	12	275
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.	228,208	4,009,615
Vistra Corp.	36,454	3,134,315
		7,143,930
Multi-Utilities - 0.0%
Black Hills Corp.	32	1,740
TOTAL UTILITIES		35,341,815
TOTAL COMMON STOCKS (Cost $2,114,284,029)		2,883,656,252

U.S. Treasury Obligations - 0.1%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.32% 9/5/24 to 9/19/24 (d) (Cost $3,165,631)	3,200,000	3,165,752

Money Market Funds - 0.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (e)	23,486,799	23,491,496
Fidelity Securities Lending Cash Central Fund 5.38% (e)(f)	562,444	562,500
TOTAL MONEY MARKET FUNDS (Cost $24,053,996)		24,053,996

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $2,141,503,656)	2,910,876,000
NET OTHER ASSETS (LIABILITIES) - 0.0%	358,375
NET ASSETS - 100.0%	2,911,234,375

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	85	Sep 2024	23,466,375	74,839	74,839

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,062,545.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	70,527,060	760,032,872	807,068,414	1,189,983	(22)	-	23,491,496	0.0%
Fidelity Securities Lending Cash Central Fund 5.38%	1,387,050	26,365,179	27,189,729	818	-	-	562,500	0.0%
Total	71,914,110	786,398,051	834,258,143	1,190,801	(22)	-	24,053,996

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	329,535,342	329,535,342	-	-
Consumer Discretionary	282,175,108	282,175,108	-	-
Consumer Staples	125,786,044	125,786,044	-	-
Energy	88,462,663	88,462,663	-	-
Financials	355,878,822	355,878,822	-	-
Health Care	362,675,917	362,675,917	-	-
Industrials	288,457,051	288,457,051	-	-
Information Technology	920,970,383	920,970,383	-	-
Materials	69,294,394	69,294,394	-	-
Real Estate	25,078,713	25,078,713	-	-
Utilities	35,341,815	35,341,815	-	-

U.S. Government and Government Agency Obligations	3,165,752	-	3,165,752	-

Money Market Funds	24,053,996	24,053,996	-	-
Total Investments in Securities:	2,910,876,000	2,907,710,248	3,165,752	-
Derivative Instruments: Assets
Futures Contracts	74,839	74,839	-	-
Total Assets	74,839	74,839	-	-
Total Derivative Instruments:	74,839	74,839	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	74,839	0
Total Equity Risk	74,839	0
Total Value of Derivatives	74,839	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Enhanced Large Cap Core ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value (including securities loaned of $542,250) - See accompanying schedule:
Unaffiliated issuers (cost $2,117,449,660)	$2,886,822,004
Fidelity Central Funds (cost $24,053,996)	24,053,996

Total Investment in Securities (cost $2,141,503,656)		$2,910,876,000
Cash		1,022,818
Receivable for fund shares sold		24,454,961
Dividends receivable		761,166
Distributions receivable from Fidelity Central Funds		136,277
Receivable from investment adviser for expense reductions		63,754
Other receivables		11,194
Total assets		2,937,326,170
Liabilities
Payable for investments purchased	$24,884,729
Accrued management fee	418,037
Payable for daily variation margin on futures contracts	107,865
Other payables and accrued expenses	118,664
Collateral on securities loaned	562,500
Total liabilities		26,091,795
Net Assets		$2,911,234,375
Net Assets consist of:
Paid in capital		$2,206,109,165
Total accumulated earnings (loss)		705,125,210
Net Assets		$2,911,234,375
Net Asset Value, offering price and redemption price per share ($2,911,234,375 ÷ 95,235,453 shares)		$30.57
Statement of Operations
	Ten months ended June 30, 2024	Year ended August 31, 2023
Investment Income
Dividends	$25,072,989	31,203,225
Interest	113,042	62,568
Income from Fidelity Central Funds (including $818 and $43,997 from security lending)	1,190,801	1,229,150
Total income	26,376,832	32,494,943
Expenses
Management fee	$4,204,212	7,651,709
Independent trustees' fees and expenses	8,431	10,392
Interest	3,088	27,922
Miscellaneous	141,577	-
Total expenses before reductions	4,357,308	7,690,023
Expense reductions	(63,917)	(2,087)
Total expenses after reductions	4,293,391	7,687,936
Net Investment income (loss)	22,083,441	24,807,007
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(20,970,330)	(34,334,099)
Redemptions in-kind	224,859,103	23,998,066
Fidelity Central Funds	(22)	35
Futures contracts	5,141,713	6,711,576
Total net realized gain (loss)	209,030,464	(3,624,422)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	247,270,049	223,701,589
Fidelity Central Funds	-	(35)
Futures contracts	(435,610)	(443,168)
Total change in net unrealized appreciation (depreciation)	246,834,439	223,258,386
Net gain (loss)	455,864,903	219,633,964
Net increase (decrease) in net assets resulting from operations	$477,948,344	244,440,971

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund.
Statement of Changes in Net Assets

	Ten months ended June 30, 2024	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,083,441	$24,807,007	$19,467,302
Net realized gain (loss)	209,030,464	(3,624,422)	12,825,524
Change in net unrealized appreciation (depreciation)	246,834,439	223,258,386	(204,549,067)
Net increase (decrease) in net assets resulting from operations	477,948,344	244,440,971	(172,256,241)
Distributions to shareholders	(35,565,387)	(22,292,999)	(204,215,644)

Share transactions
Proceeds from sales of shares	1,442,966,046	629,039,473	1,542,789,506
Reinvestment of distributions	16,466,045	18,530,259	176,281,500
Cost of shares redeemed	(1,038,895,541)	(1,283,514,169)	(389,268,600)

Net increase (decrease) in net assets resulting from share transactions	420,536,550	(635,944,437)	1,329,802,406
Total increase (decrease) in net assets	862,919,507	(413,796,465)	953,330,521

Net Assets
Beginning of period	2,048,314,868	2,462,111,333	1,508,780,812
End of period	$2,911,234,375	$2,048,314,868	$2,462,111,333

Other Information
Shares
Sold	50,966,892	27,859,340	66,890,566
Issued in reinvestment of distributions	676,837	875,246	7,072,033
Redeemed	(38,273,623)	(58,631,055)	(16,300,102)
Net increase (decrease)	13,370,106	(29,896,469)	57,662,497

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund.
Share activity is further described in Organization and Merger information notes, amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
Financial Highlights
Fidelity® Enhanced Large Cap Core ETF

Years ended June 30,	2024 A,B	2023 B,C	2022 B,C	2021 B,C	2020 B,C	2019 B,C
Selected Per-Share Data
Net asset value, beginning of period	$25.02	$22.03	$27.89	$21.60	$18.13	$19.34
Income from Investment Operations
Net investment income (loss) D,E	.27	.29	.29	.26	.29	.32
Net realized and unrealized gain (loss)	5.71	2.96	(2.48)	6.55	3.64	(.32)
Total from investment operations	5.98	3.25	(2.19)	6.81	3.93	-
Distributions from net investment income	(.43)	(.18)	(.43)	(.26)	(.31)	(.29)
Distributions from net realized gain	-	(.10)	(3.24)	(.26)	(.15)	(.93)
Total distributions	(.43)	(.26) F	(3.67)	(.52)	(.46)	(1.21) F
Net asset value, end of period	$30.57	$25.02	$22.03	$27.89	$21.60	$18.13
Total Return G,H,I	24.20%	15.01%	(9.41)%	32.14%	21.97%	.65%
Ratios to Average Net Assets E,J,K
Expenses before reductions	.24% L,M	.39%	.39%	.39%	.39%	.39%
Expenses net of fee waivers, if any	.23 % L,M	.39%	.39%	.39%	.39%	.39%
Expenses net of all reductions	.23% L,M	.39%	.39%	.39%	.39%	.39%
Net investment income (loss)	1.20% L,M	1.26%	1.18%	1.09%	1.49%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$2,911,234	$2,048,315	$2,462,111	$1,508,781	$1,087,245	$834,635
Portfolio turnover rate N	58 % L,O	105%	104%	83%	63%	77%

AFor the ten month period ended June 30. The Fund changed its fiscal year end from August 31 to June 30, effective March 1, 2024.
BAs further described in Organization and Merger information notes, per share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
CFor the year ended August 31.
DCalculated based on average shares outstanding during the period.
ENet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
FTotal distributions per share do not sum due to rounding.
GTotal returns for periods of less than one year are not annualized.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
IBased on net asset value.
JFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
LAnnualized.
MProxy expenses are not annualized.
NAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
OPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Enhanced Large Cap Growth ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.4%
	Shares	Value ($)
COMMUNICATION SERVICES - 13.4%
Entertainment - 1.5%
Netflix, Inc. (a)	59,693	40,285,612
Interactive Media & Services - 11.9%
Alphabet, Inc.:
Class A	558,114	101,660,465
Class C	543,657	99,717,567
Meta Platforms, Inc. Class A	233,052	117,509,479
		318,887,511
TOTAL COMMUNICATION SERVICES		359,173,123
CONSUMER DISCRETIONARY - 13.3%
Automobiles - 1.4%
Tesla, Inc. (a)	182,707	36,154,061
Broadline Retail - 6.0%
Amazon.com, Inc. (a)	839,337	162,201,875
Dillard's, Inc. Class A	2	881
eBay, Inc.	30	1,612
		162,204,368
Distributors - 0.0%
Genuine Parts Co.	12	1,660
Hotels, Restaurants & Leisure - 2.3%
Airbnb, Inc. Class A (a)	62,169	9,426,685
Booking Holdings, Inc.	6,692	26,510,358
Chipotle Mexican Grill, Inc. (a)	328,716	20,594,057
Draftkings Holdings, Inc. (a)	101,882	3,888,836
		60,419,936
Household Durables - 0.0%
TopBuild Corp. (a)	1,705	656,885
Specialty Retail - 3.6%
Abercrombie & Fitch Co. Class A (a)	76,874	13,671,272
Carvana Co. Class A (a)	102,902	13,245,545
Ross Stores, Inc.	113,382	16,476,672
The Home Depot, Inc.	125,218	43,105,044
Ulta Beauty, Inc. (a)	27,434	10,585,958
		97,084,491
TOTAL CONSUMER DISCRETIONARY		356,521,401
CONSUMER STAPLES - 1.6%
Beverages - 0.2%
Boston Beer Co., Inc. Class A (a)	9,466	2,887,603
Celsius Holdings, Inc. (a)	9,491	541,841
PepsiCo, Inc.	13,413	2,212,206
The Coca-Cola Co.	12	764
		5,642,414
Consumer Staples Distribution & Retail - 1.4%
Costco Wholesale Corp.	29,279	24,886,857
Kroger Co.	233,470	11,657,157
Maplebear, Inc. (NASDAQ)	45,929	1,476,158
Sysco Corp.	21	1,499
		38,021,671
TOTAL CONSUMER STAPLES		43,664,085
ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Cheniere Energy, Inc.	101,510	17,746,993
EOG Resources, Inc.	90,103	11,341,265
Hess Corp.	3	443
		29,088,701
FINANCIALS - 5.9%
Banks - 0.1%
Nu Holdings Ltd. Class A (a)	227,003	2,926,069
Capital Markets - 0.6%
MSCI, Inc.	31,214	15,037,345
Tradeweb Markets, Inc. Class A	9,167	971,702
		16,009,047
Consumer Finance - 0.6%
American Express Co.	71,671	16,595,420
Financial Services - 3.3%
MasterCard, Inc. Class A	107,382	47,372,643
PayPal Holdings, Inc. (a)	174,771	10,141,961
Toast, Inc. (a)(b)	151,386	3,901,217
Visa, Inc. Class A	101,538	26,650,679
		88,066,500
Insurance - 1.3%
Aon PLC	44,952	13,197,008
Brown & Brown, Inc.	17,505	1,565,122
Progressive Corp.	104,311	21,666,438
		36,428,568
TOTAL FINANCIALS		160,025,604
HEALTH CARE - 7.9%
Biotechnology - 2.5%
AbbVie, Inc.	170,698	29,278,121
Exelixis, Inc. (a)	630,901	14,176,345
Gilead Sciences, Inc.	179,207	12,295,392
Incyte Corp. (a)	88,553	5,368,083
Neurocrine Biosciences, Inc. (a)	32,810	4,516,953
		65,634,894
Health Care Equipment & Supplies - 0.3%
DexCom, Inc. (a)	62,426	7,077,860
Intuitive Surgical, Inc. (a)	921	409,707
		7,487,567
Health Care Providers & Services - 0.8%
Cigna Group	21,739	7,186,261
Elevance Health, Inc.	26,842	14,544,606
UnitedHealth Group, Inc.	352	179,260
		21,910,127
Health Care Technology - 0.4%
Veeva Systems, Inc. Class A (a)	58,213	10,653,561
Life Sciences Tools & Services - 0.5%
Medpace Holdings, Inc. (a)	34,873	14,362,445
Pharmaceuticals - 3.4%
Bristol-Myers Squibb Co.	313,286	13,010,768
Eli Lilly & Co.	66,762	60,444,980
Jazz Pharmaceuticals PLC (a)	1,462	156,039
Merck & Co., Inc.	142,094	17,591,237
		91,203,024
TOTAL HEALTH CARE		211,251,618
INDUSTRIALS - 5.4%
Aerospace & Defense - 1.1%
Howmet Aerospace, Inc.	167,679	13,016,921
Lockheed Martin Corp.	38,409	17,940,844
		30,957,765
Commercial Services & Supplies - 0.8%
Cintas Corp.	2,670	1,869,694
MSA Safety, Inc.	6,410	1,203,093
Waste Management, Inc.	82,729	17,649,405
		20,722,192
Construction & Engineering - 0.0%
AECOM	9	793
Ground Transportation - 1.9%
CSX Corp.	117,449	3,928,669
Uber Technologies, Inc. (a)	378,916	27,539,615
Union Pacific Corp.	83,691	18,935,926
		50,404,210
Machinery - 0.7%
Caterpillar, Inc.	56,209	18,723,218
Illinois Tool Works, Inc.	2,057	487,427
		19,210,645
Professional Services - 0.9%
Leidos Holdings, Inc.	50,078	7,305,379
Verisk Analytics, Inc.	63,206	17,037,177
		24,342,556
TOTAL INDUSTRIALS		145,638,161
INFORMATION TECHNOLOGY - 49.0%
Electronic Equipment, Instruments & Components - 0.1%
Trimble, Inc. (a)	34,510	1,929,799
IT Services - 0.2%
Accenture PLC Class A	15,230	4,620,934
Semiconductors & Semiconductor Equipment - 18.4%
Advanced Micro Devices, Inc. (a)	3,855	625,320
Applied Materials, Inc.	126,122	29,763,531
Broadcom, Inc.	48,914	78,532,894
KLA Corp.	30,365	25,036,246
Lam Research Corp.	14,070	14,982,440
Monolithic Power Systems, Inc.	14,626	12,017,892
NVIDIA Corp.	2,445,470	302,113,364
Qualcomm, Inc.	158,433	31,556,685
		494,628,372
Software - 18.5%
Adobe, Inc. (a)	70,409	39,115,016
AppLovin Corp. Class A, (a)	150,931	12,560,478
Atlassian Corp. PLC Class A, (a)	8,542	1,510,909
Crowdstrike Holdings, Inc. (a)	39,090	14,978,897
DocuSign, Inc. (a)	268,319	14,355,067
Dropbox, Inc. Class A (a)	657,356	14,770,789
Intuit, Inc.	3,192	2,097,814
Manhattan Associates, Inc. (a)	62,980	15,535,906
Microsoft Corp.	701,827	313,681,579
Oracle Corp.	40,711	5,748,393
Pegasystems, Inc.	38,748	2,345,416
Qualys, Inc. (a)	3	428
Salesforce, Inc.	120,061	30,867,683
SentinelOne, Inc. (a)	231,542	4,873,959
ServiceNow, Inc. (a)	2,079	1,635,487
Teradata Corp. (a)	359,418	12,421,486
Zoom Video Communications, Inc. Class A (a)	210,663	12,469,143
		498,968,450
Technology Hardware, Storage & Peripherals - 11.8%
Apple, Inc.	1,432,310	301,673,132
Super Micro Computer, Inc. (a)	19,540	16,010,099
		317,683,231
TOTAL INFORMATION TECHNOLOGY		1,317,830,786
MATERIALS - 1.3%
Chemicals - 0.6%
Ecolab, Inc.	71,182	16,941,316
Metals & Mining - 0.7%
Nucor Corp.	83,537	13,205,529
Southern Copper Corp. (b)	37,120	3,999,309
		17,204,838
TOTAL MATERIALS		34,146,154
UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Vistra Corp.	158,081	13,591,804
TOTAL COMMON STOCKS (Cost $1,404,262,735)		2,670,931,437

U.S. Treasury Obligations - 0.1%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.33% 7/18/24 to 9/12/24 (d) (Cost $3,085,644)	3,100,000	3,085,688

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (e)	45,126,288	45,135,313
Fidelity Securities Lending Cash Central Fund 5.38% (e)(f)	5,210,854	5,211,375
TOTAL MONEY MARKET FUNDS (Cost $50,346,688)		50,346,688

TOTAL INVESTMENT IN SECURITIES - 101.4% (Cost $1,457,695,067)	2,724,363,813
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(37,458,610)
NET ASSETS - 100.0%	2,686,905,203

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	40	Sep 2024	11,043,000	35,219	35,219

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,914,739.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	80,138	777,807,931	732,752,792	619,486	36	-	45,135,313	0.1%
Fidelity Securities Lending Cash Central Fund 5.38%	6,142,650	35,032,030	35,963,305	1,078	-	-	5,211,375	0.0%
Total	6,222,788	812,839,961	768,716,097	620,564	36	-	50,346,688

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	359,173,123	359,173,123	-	-
Consumer Discretionary	356,521,401	356,521,401	-	-
Consumer Staples	43,664,085	43,664,085	-	-
Energy	29,088,701	29,088,701	-	-
Financials	160,025,604	160,025,604	-	-
Health Care	211,251,618	211,251,618	-	-
Industrials	145,638,161	145,638,161	-	-
Information Technology	1,317,830,786	1,317,830,786	-	-
Materials	34,146,154	34,146,154	-	-
Utilities	13,591,804	13,591,804	-	-

U.S. Government and Government Agency Obligations	3,085,688	-	3,085,688	-

Money Market Funds	50,346,688	50,346,688	-	-
Total Investments in Securities:	2,724,363,813	2,721,278,125	3,085,688	-
Derivative Instruments: Assets
Futures Contracts	35,219	35,219	-	-
Total Assets	35,219	35,219	-	-
Total Derivative Instruments:	35,219	35,219	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	35,219	0
Total Equity Risk	35,219	0
Total Value of Derivatives	35,219	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Enhanced Large Cap Growth ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value (including securities loaned of $5,108,793) - See accompanying schedule:
Unaffiliated issuers (cost $1,407,348,379)	$2,674,017,125
Fidelity Central Funds (cost $50,346,688)	50,346,688

Total Investment in Securities (cost $1,457,695,067)		$2,724,363,813
Receivable for investments sold		73,713,224
Receivable for fund shares sold		12,907,347
Dividends receivable		290,167
Distributions receivable from Fidelity Central Funds		123,239
Receivable from investment adviser for expense reductions		26,209
Total assets		2,811,423,999
Liabilities
Payable for investments purchased	$92,933,843
Payable for fund shares redeemed	25,814,694
Accrued management fee	394,853
Payable for daily variation margin on futures contracts	83,216
Other payables and accrued expenses	80,815
Collateral on securities loaned	5,211,375
Total liabilities		124,518,796
Net Assets		$2,686,905,203
Net Assets consist of:
Paid in capital		$1,422,414,082
Total accumulated earnings (loss)		1,264,491,121
Net Assets		$2,686,905,203
Net Asset Value, offering price and redemption price per share ($2,686,905,203 ÷ 83,318,998 shares)		$32.25
Statement of Operations
	Ten months ended June 30, 2024	Year ended August 31, 2023
Investment Income
Dividends	$15,140,478	20,177,977
Interest	93,808	93,311
Income from Fidelity Central Funds (including $1,078 and $2,853 from security lending)	620,564	2,054,934
Total income	15,854,850	22,326,222
Expenses
Management fee	$4,395,441	7,896,319
Independent trustees' fees and expenses	9,124	10,270
Interest	19,184	41,394
Miscellaneous	113,164	35,374
Total expenses before reductions	4,536,913	7,983,357
Expense reductions	(26,573)	(2,918)
Total expenses after reductions	4,510,340	7,980,439
Net Investment income (loss)	11,344,510	14,345,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,295,100	29,491,248
Redemptions in-kind	253,118,501	14,287,867
Fidelity Central Funds	36	-
Foreign currency transactions	(628)	-
Futures contracts	6,155,143	2,639,291
Total net realized gain (loss)	260,568,152	46,418,406
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	368,557,596	358,359,152
Futures contracts	35,009	380,401
Total change in net unrealized appreciation (depreciation)	368,592,605	358,739,553
Net gain (loss)	629,160,757	405,157,959
Net increase (decrease) in net assets resulting from operations	$640,505,267	419,503,742

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund.
Statement of Changes in Net Assets

	Ten months ended June 30, 2024	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,344,510	$14,345,783	$8,691,799
Net realized gain (loss)	260,568,152	46,418,406	(8,165,601)
Change in net unrealized appreciation (depreciation)	368,592,605	358,739,553	(299,422,252)
Net increase (decrease) in net assets resulting from operations	640,505,267	419,503,742	(298,896,054)
Distributions to shareholders	(21,679,293)	(10,050,462)	(234,756,175)

Share transactions
Proceeds from sales of shares	1,183,970,024	1,206,466,982	431,325,162
Reinvestment of distributions	11,773,276	8,894,596	220,826,073
Cost of shares redeemed	(1,496,108,622)	(882,002,420)	(277,612,906)

Net increase (decrease) in net assets resulting from share transactions	(300,365,322)	333,359,158	374,538,329
Total increase (decrease) in net assets	318,460,652	742,812,438	(159,113,900)

Net Assets
Beginning of period	2,368,444,551	1,625,632,113	1,784,746,013
End of period	$2,686,905,203	$2,368,444,551	$1,625,632,113

Other Information
Shares
Sold	41,974,709	56,403,387	19,038,860
Issued in reinvestment of distributions	488,957	467,755	8,757,552
Redeemed	(55,500,883)	(39,305,302)	(11,711,412)
Net increase (decrease)	(13,037,217)	17,565,840	16,085,000

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund.
Share activity is further described in Organization and Merger information notes, amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
Financial Highlights
Fidelity® Enhanced Large Cap Growth ETF

Years ended June 30,	2024 A,B	2023 B,C	2022 B,C	2021 B,C	2020 B,C	2019 B,C
Selected Per-Share Data
Net asset value, beginning of period	$24.58	$20.64	$28.47	$23.10	$16.82	$17.94
Income from Investment Operations
Net investment income (loss) D,E	.14	.15	.12	.12	.13	.17
Net realized and unrealized gain (loss)	7.78	3.91	(4.19)	6.34	6.72	(.13)
Total from investment operations	7.92	4.06	(4.07)	6.46	6.85	.04
Distributions from net investment income	(.24)	(.12)	(.12)	(.13)	(.15)	(.20)
Distributions from net realized gain	(.01)	-	(3.64)	(.96)	(.42)	(.96)
Total distributions	(.25)	(.12)	(3.76)	(1.09)	(.57)	(1.16)
Net asset value, end of period	$32.25	$24.58	$20.64	$28.47	$23.10	$16.82
Total Return F,G,H	32.45%	19.85%	(16.70)%	29.08%	41.73%	1.28%
Ratios to Average Net Assets E,I,J
Expenses before reductions	.24% K,L	.39%	.39%	.39%	.39%	.39%
Expenses net of fee waivers, if any	.24 % K,L	.39%	.39%	.39%	.39%	.39%
Expenses net of all reductions	.24% K,L	.39%	.39%	.39%	.39%	.39%
Net investment income (loss)	.60% K,L	.71%	.52%	.47%	.74%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$2,686,905	$2,368,445	$1,625,632	$1,784,746	$1,417,537	$1,106,497
Portfolio turnover rate M	58 % K,N	108%	101%	84%	69%	85%

AFor the ten month period ended June 30. The Fund changed its fiscal year end from August 31 to June 30, effective March 1, 2024.
BAs further described in Organization and Merger information notes, per share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
CFor the year ended August 31.
DCalculated based on average shares outstanding during the period.
ENet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
FBased on net asset value.
GTotal returns for periods of less than one year are not annualized.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAnnualized.
LProxy expenses are not annualized.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
NPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Enhanced Large Cap Value ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	922,537	17,629,682
Verizon Communications, Inc.	371,660	15,327,258
		32,956,940
Entertainment - 1.5%
Electronic Arts, Inc.	38,869	5,415,618
Netflix, Inc. (a)	4,446	3,000,516
Playtika Holding Corp.	126,786	997,806
Spotify Technology SA (a)	11,227	3,522,920
The Walt Disney Co.	140,405	13,940,812
		26,877,672
Interactive Media & Services - 0.3%
Alphabet, Inc.:
Class A	758	138,070
Class C	2,685	492,483
Meta Platforms, Inc. Class A	7,477	3,770,053
		4,400,606
Media - 0.9%
Comcast Corp. Class A	399,899	15,660,045
TOTAL COMMUNICATION SERVICES		79,895,263
CONSUMER DISCRETIONARY - 5.6%
Automobile Components - 0.0%
BorgWarner, Inc.	12,278	395,843
Automobiles - 0.6%
Ford Motor Co.	852,873	10,695,027
Broadline Retail - 0.2%
eBay, Inc.	51,425	2,762,551
Distributors - 0.1%
Genuine Parts Co.	19,172	2,651,871
Diversified Consumer Services - 0.2%
ADT, Inc. (b)	577,961	4,392,504
Hotels, Restaurants & Leisure - 2.0%
Airbnb, Inc. Class A (a)	8,163	1,237,756
Chipotle Mexican Grill, Inc. (a)	143,450	8,987,143
International Game Technology PLC	423,461	8,664,012
Light & Wonder, Inc. Class A (a)	36,376	3,815,115
McDonald's Corp.	31,943	8,140,354
MGM Resorts International (a)	74,580	3,314,335
Norwegian Cruise Line Holdings Ltd. (a)	50,153	942,375
Wendy's Co.	1,951	33,089
		35,134,179
Household Durables - 1.8%
KB Home	28,175	1,977,322
Lennar Corp.:
Class A	44,577	6,680,755
Class B	1,241	173,033
Taylor Morrison Home Corp. (a)	70,722	3,920,828
Toll Brothers, Inc. (b)	70,795	8,154,168
TopBuild Corp. (a)	11,848	4,564,679
TRI Pointe Homes, Inc. (a)	128,006	4,768,224
Whirlpool Corp.	21,265	2,173,283
		32,412,292
Leisure Products - 0.0%
Peloton Interactive, Inc. Class A (a)(b)	227,129	767,696
Specialty Retail - 0.6%
Carvana Co. Class A (a)	33,393	4,298,347
Gap, Inc.	123,551	2,951,633
Lowe's Companies, Inc.	3,544	781,310
Petco Health & Wellness Co., Inc. Class A (a)(b)	122,636	463,564
Ross Stores, Inc.	10,622	1,543,589
The Home Depot, Inc.	744	256,115
Ulta Beauty, Inc. (a)	141	54,408
		10,348,966
Textiles, Apparel & Luxury Goods - 0.1%
Tapestry, Inc.	34,062	1,457,513
TOTAL CONSUMER DISCRETIONARY		101,018,442
CONSUMER STAPLES - 7.4%
Beverages - 1.2%
Boston Beer Co., Inc. Class A (a)	12,933	3,945,212
Keurig Dr. Pepper, Inc.	124,970	4,173,998
Molson Coors Beverage Co. Class B	48,040	2,441,873
The Coca-Cola Co.	167,146	10,638,843
		21,199,926
Consumer Staples Distribution & Retail - 2.0%
Costco Wholesale Corp.	1,118	950,289
Kroger Co.	105,289	5,257,080
Walmart, Inc.	438,443	29,686,976
		35,894,345
Food Products - 0.9%
Archer Daniels Midland Co.	67,982	4,109,512
General Mills, Inc.	38,104	2,410,459
Kellanova	33,042	1,905,863
Post Holdings, Inc. (a)	380	39,581
Seaboard Corp.	109	344,521
The Kraft Heinz Co.	210,790	6,791,654
		15,601,590
Household Products - 2.0%
Colgate-Palmolive Co.	77,106	7,482,366
Kimberly-Clark Corp.	18,580	2,567,756
Procter & Gamble Co.	148,777	24,536,303
Spectrum Brands Holdings, Inc.	9,516	817,710
The Clorox Co.	8,420	1,149,077
		36,553,212
Tobacco - 1.3%
Altria Group, Inc.	141,982	6,467,280
Philip Morris International, Inc.	157,949	16,004,972
		22,472,252
TOTAL CONSUMER STAPLES		131,721,325
ENERGY - 6.7%
Energy Equipment & Services - 0.6%
Baker Hughes Co. Class A	291,900	10,266,123
Oil, Gas & Consumable Fuels - 6.1%
California Resources Corp. (b)	19,448	1,035,023
Chevron Corp.	84,694	13,247,835
ConocoPhillips Co.	167,341	19,140,464
Coterra Energy, Inc.	36,875	983,456
Devon Energy Corp.	40,412	1,915,529
Diamondback Energy, Inc.	16,338	3,270,704
EOG Resources, Inc.	87,313	10,990,087
Exxon Mobil Corp.	429,006	49,387,171
Kinder Morgan, Inc.	396,632	7,881,078
Marathon Petroleum Corp.	6,744	1,169,949
Murphy Oil Corp.	4,747	195,766
Valero Energy Corp.	2,835	444,415
		109,661,477
TOTAL ENERGY		119,927,600
FINANCIALS - 22.3%
Banks - 7.0%
Bank of America Corp.	768,923	30,580,068
Citigroup, Inc.	31,173	1,978,239
Citizens Financial Group, Inc.	153,892	5,544,729
Columbia Banking Systems, Inc.	140,746	2,799,438
Commerce Bancshares, Inc.	31,994	1,784,625
First Horizon National Corp.	39,727	626,495
Hancock Whitney Corp.	31,708	1,516,594
JPMorgan Chase & Co.	268,732	54,353,734
KeyCorp	183,291	2,604,565
PNC Financial Services Group, Inc.	30,935	4,809,774
TFS Financial Corp.	15	189
Truist Financial Corp.	102,308	3,974,666
United Bankshares, Inc., West Virginia	2	65
Wells Fargo & Co.	241,242	14,327,362
Wintrust Financial Corp.	6,281	619,055
		125,519,598
Capital Markets - 5.3%
Bank of New York Mellon Corp.	222,625	13,333,011
BlackRock, Inc.	3,699	2,912,297
Charles Schwab Corp.	63,407	4,672,462
CME Group, Inc.	51,150	10,056,090
Coinbase Global, Inc. (a)	13,660	3,035,662
Goldman Sachs Group, Inc.	39,552	17,890,161
Intercontinental Exchange, Inc.	23,358	3,197,477
Morgan Stanley	133,578	12,982,446
NASDAQ, Inc.	43,978	2,650,114
Northern Trust Corp.	5,463	458,783
Raymond James Financial, Inc.	28,281	3,495,814
Robinhood Markets, Inc. (a)	187,136	4,249,859
S&P Global, Inc.	17,037	7,598,502
State Street Corp.	13,840	1,024,160
Stifel Financial Corp.	68,494	5,763,770
Tradeweb Markets, Inc. Class A	16,533	1,752,498
Virtu Financial, Inc. Class A	37,705	846,477
		95,919,583
Consumer Finance - 1.4%
American Express Co.	61,802	14,310,253
Capital One Financial Corp.	51,309	7,103,731
Discover Financial Services	6,079	795,194
Synchrony Financial	65,201	3,076,835
		25,286,013
Financial Services - 4.6%
Berkshire Hathaway, Inc. Class B (a)	164,255	66,818,923
Block, Inc. Class A (a)	64,518	4,160,766
Enact Holdings, Inc.	8,261	253,282
Euronet Worldwide, Inc. (a)	9,590	992,565
MasterCard, Inc. Class A	18,684	8,242,633
PayPal Holdings, Inc. (a)	32,893	1,908,781
		82,376,950
Insurance - 4.0%
Allstate Corp.	33,920	5,415,667
American Financial Group, Inc.	2	246
Aon PLC	8,768	2,574,109
Assurant, Inc.	7,995	1,329,169
Assured Guaranty Ltd.	6,180	476,787
Axis Capital Holdings Ltd.	35,996	2,543,117
Brown & Brown, Inc.	1,256	112,299
Chubb Ltd.	32,007	8,164,346
Cincinnati Financial Corp.	36,682	4,332,144
Globe Life, Inc.	46,919	3,860,495
Hartford Financial Services Group, Inc.	11,648	1,171,090
Loews Corp.	82,098	6,136,005
Marsh & McLennan Companies, Inc.	18,787	3,958,797
MetLife, Inc.	85,243	5,983,206
Progressive Corp.	34,544	7,175,134
Reinsurance Group of America, Inc.	2,577	528,981
The Travelers Companies, Inc.	41,189	8,375,371
Unum Group	104,279	5,329,700
Willis Towers Watson PLC	14,313	3,752,010
		71,218,673
TOTAL FINANCIALS		400,320,817
HEALTH CARE - 14.3%
Biotechnology - 2.5%
AbbVie, Inc.	34,967	5,997,540
Alkermes PLC (a)(b)	98,669	2,377,923
Amgen, Inc.	5,698	1,780,340
Biogen, Inc. (a)	38,551	8,936,893
BioMarin Pharmaceutical, Inc. (a)	34,244	2,819,309
Gilead Sciences, Inc.	240,193	16,479,642
Grail, Inc.	1,184	18,198
Incyte Corp. (a)	116,054	7,035,193
		45,445,038
Health Care Equipment & Supplies - 3.1%
Abbott Laboratories	54,560	5,669,330
Baxter International, Inc.	66,246	2,215,929
Becton, Dickinson & Co.	36,453	8,519,431
Boston Scientific Corp. (a)	53,342	4,107,867
Edwards Lifesciences Corp. (a)	45,696	4,220,940
GE Healthcare Technologies, Inc.	37,779	2,943,740
Hologic, Inc. (a)	72,359	5,372,656
Insulet Corp. (a)	4	807
Integra LifeSciences Holdings Corp. (a)	56,510	1,646,701
Medtronic PLC	90,585	7,129,945
Solventum Corp.	34,498	1,824,254
Stryker Corp.	13,236	4,503,549
Zimmer Biomet Holdings, Inc.	65,956	7,158,205
		55,313,354
Health Care Providers & Services - 4.0%
Cencora, Inc.	2,937	661,706
Centene Corp. (a)	102,227	6,777,650
Cigna Group	37,357	12,349,103
CVS Health Corp.	68,928	4,070,888
Elevance Health, Inc.	31,726	17,191,050
Guardant Health, Inc. (a)	20,455	590,740
Humana, Inc.	1,970	736,091
McKesson Corp.	9,536	5,569,405
UnitedHealth Group, Inc.	45,658	23,251,793
		71,198,426
Health Care Technology - 0.1%
Teladoc Health, Inc. (a)(b)	144,212	1,410,393
Life Sciences Tools & Services - 0.8%
Bio-Rad Laboratories, Inc. Class A (a)	8,640	2,359,670
Danaher Corp.	18,203	4,548,020
Illumina, Inc. (a)	7,104	741,516
Thermo Fisher Scientific, Inc.	13,174	7,285,222
		14,934,428
Pharmaceuticals - 3.8%
Bristol-Myers Squibb Co.	385,664	16,016,626
Elanco Animal Health, Inc. (a)	51,802	747,503
Johnson & Johnson	149,542	21,857,059
Merck & Co., Inc.	75,156	9,304,313
Organon & Co.	31,260	647,082
Pfizer, Inc.	722,266	20,209,003
		68,781,586
TOTAL HEALTH CARE		257,083,225
INDUSTRIALS - 16.3%
Aerospace & Defense - 3.4%
Curtiss-Wright Corp.	1,014	274,774
General Dynamics Corp.	16,151	4,686,051
General Electric Co.	82,087	13,049,370
Hexcel Corp.	9,583	598,458
L3Harris Technologies, Inc.	33,419	7,505,239
Lockheed Martin Corp.	14,909	6,963,994
Northrop Grumman Corp.	20,003	8,720,308
RTX Corp.	75,165	7,545,814
Textron, Inc.	76,629	6,579,366
Woodward, Inc.	24,842	4,331,948
		60,255,322
Building Products - 0.8%
A.O. Smith Corp.	2,725	222,851
Builders FirstSource, Inc. (a)	5,391	746,168
Owens Corning	44,185	7,675,818
Trane Technologies PLC	15,544	5,112,888
		13,757,725
Commercial Services & Supplies - 2.0%
Cintas Corp.	14,048	9,837,252
MSA Safety, Inc.	12,025	2,256,972
Republic Services, Inc.	64,286	12,493,341
Tetra Tech, Inc. (b)	16,617	3,397,844
Veralto Corp.	8,461	807,772
Vestis Corp.	179,459	2,194,784
Waste Management, Inc.	22,684	4,839,405
		35,827,370
Construction & Engineering - 0.1%
Valmont Industries, Inc.	10,036	2,754,380
Electrical Equipment - 2.1%
AMETEK, Inc.	30,354	5,060,315
Eaton Corp. PLC	45,810	14,363,726
Emerson Electric Co.	133,623	14,719,910
EnerSys	10,500	1,086,960
GE Vernova LLC	17,349	2,975,527
		38,206,438
Ground Transportation - 1.8%
CSX Corp.	204,329	6,834,805
Norfolk Southern Corp.	43,613	9,363,275
Union Pacific Corp.	68,227	15,437,041
		31,635,121
Industrial Conglomerates - 0.8%
3M Co.	92,221	9,424,064
Honeywell International, Inc.	25,924	5,535,811
		14,959,875
Machinery - 2.9%
AGCO Corp.	20,163	1,973,554
Caterpillar, Inc.	5,078	1,691,482
CNH Industrial NV	144,523	1,464,018
Cummins, Inc.	37,574	10,405,368
Donaldson Co., Inc.	19,375	1,386,475
Flowserve Corp.	74,582	3,587,394
Fortive Corp.	18,936	1,403,158
Gates Industrial Corp. PLC (a)	37,600	594,456
Illinois Tool Works, Inc.	11,717	2,776,460
ITT, Inc.	23,776	3,071,384
Oshkosh Corp.	47,810	5,173,042
PACCAR, Inc.	69,984	7,204,153
Westinghouse Air Brake Tech Co.	70,054	11,072,035
		51,802,979
Marine Transportation - 0.1%
Kirby Corp. (a)	1,620	193,963
Matson, Inc.	8,842	1,158,037
		1,352,000
Passenger Airlines - 0.1%
SkyWest, Inc. (a)	16,037	1,316,157
United Airlines Holdings, Inc. (a)	27,341	1,330,413
		2,646,570
Professional Services - 2.1%
Automatic Data Processing, Inc.	7,013	1,673,933
Booz Allen Hamilton Holding Corp. Class A	14,200	2,185,380
CACI International, Inc. (a)	24,084	10,359,251
Leidos Holdings, Inc.	62,506	9,118,375
SS&C Technologies Holdings, Inc.	158,304	9,920,912
Verisk Analytics, Inc.	14,218	3,832,462
		37,090,313
Trading Companies & Distributors - 0.1%
Applied Industrial Technologies, Inc.	1,199	232,606
Boise Cascade Co. (b)	7,223	861,126
		1,093,732
TOTAL INDUSTRIALS		291,381,825
INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 0.5%
Cisco Systems, Inc.	179,323	8,519,636
Extreme Networks, Inc. (a)	82,024	1,103,223
		9,622,859
Electronic Equipment, Instruments & Components - 0.8%
Avnet, Inc.	20,313	1,045,916
Belden, Inc.	12,348	1,158,242
Itron, Inc. (a)(b)	13,021	1,288,558
TD SYNNEX Corp.	24,684	2,848,534
Trimble, Inc. (a)	124,763	6,976,747
		13,317,997
IT Services - 1.1%
Accenture PLC Class A	18,852	5,719,885
IBM Corp.	28,075	4,855,571
Kyndryl Holdings, Inc. (a)	64,050	1,685,156
Okta, Inc. (a)	6,321	591,709
Twilio, Inc. Class A (a)	129,476	7,355,532
		20,207,853
Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices, Inc. (a)	22,577	3,662,215
Analog Devices, Inc.	3,430	782,932
Applied Materials, Inc.	43,165	10,186,508
Broadcom, Inc.	1,555	2,496,599
Cirrus Logic, Inc. (a)	36,603	4,672,739
Intel Corp.	640,929	19,849,571
Micron Technology, Inc.	122,456	16,106,638
NVIDIA Corp.	64,354	7,950,293
Qorvo, Inc. (a)	40,404	4,688,480
Qualcomm, Inc.	54,799	10,914,865
Texas Instruments, Inc.	15,485	3,012,297
		84,323,137
Software - 2.9%
Adobe, Inc. (a)	16,971	9,428,069
ANSYS, Inc. (a)	1,173	377,120
DocuSign, Inc. (a)	77,877	4,166,420
Dropbox, Inc. Class A (a)	428,899	9,637,361
MicroStrategy, Inc. Class A (a)	543	747,972
NCR Voyix Corp. (a)	18,277	225,721
Oracle Corp.	48,197	6,805,416
Pegasystems, Inc.	20,020	1,211,811
Salesforce, Inc.	18,371	4,723,184
SolarWinds, Inc.	27,372	329,833
Teradata Corp. (a)	205,937	7,117,183
Workday, Inc. Class A (a)	4,626	1,034,189
Zoom Video Communications, Inc. Class A (a)	99,445	5,886,150
		51,690,429
Technology Hardware, Storage & Peripherals - 0.8%
Hewlett Packard Enterprise Co.	303,300	6,420,861
NetApp, Inc.	19,802	2,550,498
Western Digital Corp. (a)	73,526	5,571,065
		14,542,424
TOTAL INFORMATION TECHNOLOGY		193,704,699
MATERIALS - 4.4%
Chemicals - 2.1%
Corteva, Inc.	102,897	5,550,264
DuPont de Nemours, Inc.	116,555	9,381,512
Eastman Chemical Co.	28,110	2,753,937
Ecolab, Inc.	43,297	10,304,686
Linde PLC	20,617	9,046,946
		37,037,345
Construction Materials - 0.6%
Vulcan Materials Co.	41,295	10,269,241
Containers & Packaging - 0.4%
Ardagh Metal Packaging SA (b)	98,967	336,488
Crown Holdings, Inc.	23,639	1,758,505
Sealed Air Corp.	142,668	4,963,420
		7,058,413
Metals & Mining - 1.0%
Hecla Mining Co.	26,413	128,103
Newmont Corp.	63,914	2,676,079
Nucor Corp.	59,950	9,476,896
Steel Dynamics, Inc.	46,534	6,026,153
Worthington Steel, Inc.	13,910	464,038
		18,771,269
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	63,494	5,227,461
TOTAL MATERIALS		78,363,729
REAL ESTATE - 3.0%
Equity Real Estate Investment Trusts (REITs) - 2.8%
American Homes 4 Rent Class A	60,363	2,243,089
Brixmor Property Group, Inc.	21,856	504,655
Cousins Properties, Inc.	49	1,134
Crown Castle, Inc.	121,829	11,902,693
EPR Properties	8,078	339,114
First Industrial Realty Trust, Inc.	46,319	2,200,616
Gaming & Leisure Properties	20,229	914,553
Healthpeak Properties, Inc.	132,695	2,600,822
Invitation Homes, Inc.	310,756	11,153,033
Park Hotels & Resorts, Inc.	39,015	584,445
Public Storage Operating Co.	37,381	10,752,645
STAG Industrial, Inc.	14,745	531,705
UDR, Inc.	54,934	2,260,534
VICI Properties, Inc.	154,041	4,411,734
		50,400,772
Real Estate Management & Development - 0.2%
Zillow Group, Inc.:
Class A (a)	36,261	1,633,195
Class C (a)	52,929	2,455,376
		4,088,571
TOTAL REAL ESTATE		54,489,343
UTILITIES - 4.0%
Electric Utilities - 2.6%
Constellation Energy Corp.	24,237	4,853,944
Duke Energy Corp.	5,553	556,577
Edison International	35,002	2,513,494
Entergy Corp.	8,110	867,770
Evergy, Inc.	85,880	4,549,064
Eversource Energy	42,633	2,417,717
Exelon Corp.	241,654	8,363,645
NextEra Energy, Inc.	183,508	12,994,201
Otter Tail Corp. (b)	6,390	559,700
PG&E Corp.	213,173	3,722,001
Southern Co.	10,089	782,604
Xcel Energy, Inc.	72,899	3,893,536
		46,074,253
Gas Utilities - 0.3%
New Jersey Resources Corp.	31,855	1,361,483
UGI Corp.	154,452	3,536,951
		4,898,434
Independent Power and Renewable Electricity Producers - 0.5%
Brookfield Renewable Corp.	8,197	232,631
Clearway Energy, Inc.:
Class A	14,502	328,615
Class C	55,126	1,361,061
The AES Corp.	336,528	5,912,797
Vistra Corp.	21,566	1,854,245
		9,689,349
Multi-Utilities - 0.6%
Black Hills Corp.	31,493	1,712,589
CenterPoint Energy, Inc.	167,029	5,174,558
DTE Energy Co.	14,714	1,633,401
Public Service Enterprise Group, Inc.	33,112	2,440,354
		10,960,902
TOTAL UTILITIES		71,622,938
TOTAL COMMON STOCKS (Cost $1,630,328,700)		1,779,529,206

U.S. Treasury Obligations - 0.1%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.33% 7/18/24 to 9/26/24 (d) (Cost $1,810,891)	1,820,000	1,810,891

Money Market Funds - 2.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (e)	43,109,975	43,118,597
Fidelity Securities Lending Cash Central Fund 5.38% (e)(f)	9,989,303	9,990,301
TOTAL MONEY MARKET FUNDS (Cost $53,108,898)		53,108,898

TOTAL INVESTMENT IN SECURITIES - 102.3% (Cost $1,685,248,489)	1,834,448,995
NET OTHER ASSETS (LIABILITIES) - (2.3)%	(41,932,060)
NET ASSETS - 100.0%	1,792,516,935

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	30	Sep 2024	8,282,250	26,414	26,414

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,810,891.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	155,216,114	892,164,357	1,004,261,860	1,267,323	(14)	-	43,118,597	0.1%
Fidelity Securities Lending Cash Central Fund 5.38%	13,096,389	168,382,274	171,488,362	10,325	-	-	9,990,301	0.0%
Total	168,312,503	1,060,546,631	1,175,750,222	1,277,648	(14)	-	53,108,898

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	79,895,263	79,895,263	-	-
Consumer Discretionary	101,018,442	101,018,442	-	-
Consumer Staples	131,721,325	131,721,325	-	-
Energy	119,927,600	119,927,600	-	-
Financials	400,320,817	400,320,817	-	-
Health Care	257,083,225	257,083,225	-	-
Industrials	291,381,825	291,381,825	-	-
Information Technology	193,704,699	193,704,699	-	-
Materials	78,363,729	78,363,729	-	-
Real Estate	54,489,343	54,489,343	-	-
Utilities	71,622,938	71,622,938	-	-

U.S. Government and Government Agency Obligations	1,810,891	-	1,810,891	-

Money Market Funds	53,108,898	53,108,898	-	-
Total Investments in Securities:	1,834,448,995	1,832,638,104	1,810,891	-
Derivative Instruments: Assets
Futures Contracts	26,414	26,414	-	-
Total Assets	26,414	26,414	-	-
Total Derivative Instruments:	26,414	26,414	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	26,414	0
Total Equity Risk	26,414	0
Total Value of Derivatives	26,414	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Enhanced Large Cap Value ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value (including securities loaned of $9,518,253) - See accompanying schedule:
Unaffiliated issuers (cost $1,632,139,591)	$1,781,340,097
Fidelity Central Funds (cost $53,108,898)	53,108,898

Total Investment in Securities (cost $1,685,248,489)		$1,834,448,995
Cash		33,398
Receivable for investments sold		34,914,040
Dividends receivable		1,495,678
Distributions receivable from Fidelity Central Funds		68,603
Receivable from investment adviser for expense reductions		25,566
Other receivables		225,715
Total assets		1,871,211,995
Liabilities
Payable for investments purchased	$36,880,466
Payable for fund shares redeemed	31,401,465
Accrued management fee	269,530
Payable for daily variation margin on futures contracts	75,380
Other payables and accrued expenses	80,919
Collateral on securities loaned	9,987,300
Total liabilities		78,695,060
Net Assets		$1,792,516,935
Net Assets consist of:
Paid in capital		$1,709,855,020
Total accumulated earnings (loss)		82,661,915
Net Assets		$1,792,516,935
Net Asset Value, offering price and redemption price per share ($1,792,516,935 ÷ 62,778,976 shares)		$28.55
Statement of Operations
	Ten months ended June 30, 2024	Year ended August 31, 2023
Investment Income
Dividends	$43,442,662	123,931,441
Interest	100,421	78,834
Income from Fidelity Central Funds (including $10,325 and $193,813 from security lending)	1,277,648	1,871,666
Total income	44,820,731	125,881,941
Expenses
Management fee	$5,908,652	21,604,951
Independent trustees' fees and expenses	13,181	30,662
Interest	4,057	29,724
Miscellaneous	108,229	-
Total expenses before reductions	6,034,119	21,665,337
Expense reductions	(40,328)	(1,773)
Total expenses after reductions	5,993,791	21,663,564
Net Investment income (loss)	38,826,940	104,218,377
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(43,602,963)	87,781,805
Redemptions in-kind	499,548,049	117,706,408
Fidelity Central Funds	(14)	-
Foreign currency transactions	2,399	-
Futures contracts	(2,545,317)	3,530,011
Total net realized gain (loss)	453,402,154	209,018,224
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(574,137,118)	129,900,340
Assets and liabilities in foreign currencies	908	-
Futures contracts	(514,287)	513,598
Total change in net unrealized appreciation (depreciation)	(574,650,497)	130,413,938
Net gain (loss)	(121,248,343)	339,432,162
Net increase (decrease) in net assets resulting from operations	$(82,421,403)	443,650,539
See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund.
Statement of Changes in Net Assets

	Ten months ended June 30, 2024	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,826,940	$104,218,377	$109,310,484
Net realized gain (loss)	453,402,154	209,018,224	269,166,406
Change in net unrealized appreciation (depreciation)	(574,650,497)	130,413,938	(702,930,899)
Net increase (decrease) in net assets resulting from operations	(82,421,403)	443,650,539	(324,454,009)
Distributions to shareholders	(175,458,721)	(257,200,574)	(697,082,541)

Share transactions
Proceeds from sales of shares	996,838,223	817,757,697	1,055,115,905
Reinvestment of distributions	143,727,046	243,302,994	669,849,842
Cost of shares redeemed	(4,621,932,538)	(1,407,138,550)	(1,199,545,360)

Net increase (decrease) in net assets resulting from share transactions	(3,481,367,269)	(346,077,859)	525,420,387
Total increase (decrease) in net assets	(3,739,247,393)	(159,627,894)	(496,116,163)

Net Assets
Beginning of period	5,531,764,328	5,691,392,222	6,187,508,385
End of period	$1,792,516,935	$5,531,764,328	$5,691,392,222

Other Information
Shares
Sold	38,559,161	32,117,183	38,780,477
Issued in reinvestment of distributions	5,858,095	9,686,875	24,600,837
Redeemed	(192,077,486)	(55,489,324)	(44,365,352)
Net increase (decrease)	(147,660,230)	(13,685,266)	19,015,962

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund.
Share activity is further described in Organization and Merger information notes, amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
Financial Highlights
Fidelity® Enhanced Large Cap Value ETF

Years ended June 30,	2024 A,B	2023 A,C	2022 A,C	2021 A,C	2020 A,C	2019 A,C
Selected Per-Share Data
Net asset value, beginning of period	$26.29	$25.40	$30.16	$22.04	$22.36	$24.10
Income from Investment Operations
Net investment income (loss) D,E	.40	.47	.49	.44	.49	.52
Net realized and unrealized gain (loss)	2.99 F	1.59	(1.81)	8.08	-	(.80)
Total from investment operations	3.39	2.06	(1.32)	8.52	.49	(.28)
Distributions from net investment income	(.80)	(.38)	(.58)	(.40)	(.51)	(.54)
Distributions from net realized gain	(.33)	(.79)	(2.86)	-	(.30)	(.94)
Total distributions	(1.13)	(1.17)	(3.44)	(.40)	(.81)	(1.46) G
Net asset value, end of period	$28.55	$26.29	$25.40	$30.16	$22.04	$22.36
Total Return H,I,J	13.49%	8.30%	(5.18)%	39.12%	1.95%	(.77)%
Ratios to Average Net Assets E,K,L
Expenses before reductions	.28% M,N	.39%	.39%	.39%	.39%	.39%
Expenses net of fee waivers, if any	.28 % M,N	.39%	.39%	.39%	.39%	.39%
Expenses net of all reductions	.28% M,N	.39%	.39%	.39%	.39%	.39%
Net investment income (loss)	1.82% M,N	1.88%	1.76%	1.65%	2.21%	2.37%
Supplemental Data
Net assets, end of period (000 omitted)	$1,792,517	$5,531,764	$5,691,392	$6,187,508	$3,887,139	$3,757,353
Portfolio turnover rate O	90 % M,P	88%	112%	75%	81%	94%

AAs further described in Organization and Merger information notes, per share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
BFor the ten month period ended June 30. The Fund changed its fiscal year end from August 31 to June 30, effective March 1, 2024.
CFor the year ended August 31.
DCalculated based on average shares outstanding during the period.
ENet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
GTotal distributions per share do not sum due to rounding.
HBased on net asset value.
ITotal returns for periods of less than one year are not annualized.
JTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
KFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
LExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
MAnnualized.
NProxy expenses are not annualized.
OAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
PPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Enhanced Mid Cap ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.4%
Entertainment - 2.2%
Electronic Arts, Inc.	92,415	12,876,182
Playtika Holding Corp.	666,450	5,244,962
Roku, Inc. Class A (a)	157,491	9,438,436
Spotify Technology SA (a)	28,573	8,965,922
		36,525,502
Media - 0.2%
The New York Times Co. Class A	66,127	3,386,364
TOTAL COMMUNICATION SERVICES		39,911,866
CONSUMER DISCRETIONARY - 12.1%
Automobiles - 0.5%
Ford Motor Co.	673,078	8,440,398
Broadline Retail - 0.6%
eBay, Inc.	182,112	9,783,057
Distributors - 0.1%
Genuine Parts Co.	18,179	2,514,519
Diversified Consumer Services - 0.4%
ADT, Inc.	498,888	3,791,549
H&R Block, Inc.	50,373	2,731,728
		6,523,277
Hotels, Restaurants & Leisure - 3.1%
Airbnb, Inc. Class A (a)	13,773	2,088,400
Chipotle Mexican Grill, Inc. (a)	139,889	8,764,046
Domino's Pizza, Inc.	4,380	2,261,525
Doordash, Inc. (a)	81,440	8,859,043
Draftkings Holdings, Inc. (a)	255,188	9,740,526
Expedia Group, Inc. (a)	14,028	1,767,388
International Game Technology PLC	259,404	5,307,406
Light & Wonder, Inc. Class A (a)	29,637	3,108,329
Royal Caribbean Cruises Ltd. (a)	28,806	4,592,541
Texas Roadhouse, Inc.	6,224	1,068,723
Travel+Leisure Co.	21,939	986,816
Wendy's Co. (b)	134,207	2,276,151
		50,820,894
Household Durables - 3.1%
D.R. Horton, Inc.	99,338	13,999,704
Lennar Corp. Class A	33,203	4,976,134
NVR, Inc. (a)	1,548	11,747,091
Toll Brothers, Inc.	84,306	9,710,365
TopBuild Corp. (a)	26,273	10,122,199
		50,555,493
Specialty Retail - 3.7%
Abercrombie & Fitch Co. Class A (a)	28,985	5,154,692
Burlington Stores, Inc. (a)	43,894	10,534,560
Carvana Co. Class A (a)	12,434	1,600,504
GameStop Corp. Class A (a)(b)	25,483	629,175
Gap, Inc.	370,949	8,861,972
Ross Stores, Inc.	107,922	15,683,225
Ulta Beauty, Inc. (a)	22,701	8,759,635
Williams-Sonoma, Inc.	38,116	10,762,815
		61,986,578
Textiles, Apparel & Luxury Goods - 0.6%
Crocs, Inc. (a)	4,952	722,695
Tapestry, Inc.	219,274	9,382,734
		10,105,429
TOTAL CONSUMER DISCRETIONARY		200,729,645
CONSUMER STAPLES - 4.0%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)	22,926	6,993,576
Celsius Holdings, Inc. (a)	26,492	1,512,428
		8,506,004
Consumer Staples Distribution & Retail - 2.0%
Casey's General Stores, Inc.	29,131	11,115,224
Kroger Co.	244,123	12,189,061
Maplebear, Inc. (NASDAQ)	283,912	9,124,932
		32,429,217
Food Products - 0.3%
Ingredion, Inc.	25,572	2,933,108
Seaboard Corp.	555	1,754,211
		4,687,319
Household Products - 1.2%
Colgate-Palmolive Co.	90,625	8,794,250
Kimberly-Clark Corp.	37,382	5,166,192
The Clorox Co.	41,166	5,617,924
		19,578,366
TOTAL CONSUMER STAPLES		65,200,906
ENERGY - 5.0%
Energy Equipment & Services - 0.8%
Baker Hughes Co. Class A	133,888	4,708,841
Halliburton Co.	249,155	8,416,456
		13,125,297
Oil, Gas & Consumable Fuels - 4.2%
Cheniere Energy, Inc.	69,641	12,175,336
Coterra Energy, Inc.	176,851	4,716,616
Devon Energy Corp.	142,191	6,739,853
Diamondback Energy, Inc.	27,355	5,476,197
Hess Corp.	29,454	4,345,054
Marathon Oil Corp.	27,963	801,699
Matador Resources Co.	68,114	4,059,594
Murphy Oil Corp.	49,613	2,046,040
ONEOK, Inc.	23,157	1,888,453
Ovintiv, Inc.	9,404	440,765
Phillips 66 Co.	8	1,129
Targa Resources Corp.	103,394	13,315,079
The Williams Companies, Inc.	296,187	12,587,948
		68,593,763
TOTAL ENERGY		81,719,060
FINANCIALS - 16.3%
Banks - 1.8%
Citizens Financial Group, Inc.	305,102	10,992,825
Columbia Banking Systems, Inc.	123,841	2,463,197
Commerce Bancshares, Inc.	17,638	983,848
First Citizens Bancshares, Inc.	1,213	2,042,219
KeyCorp	657,960	9,349,612
Zions Bancorporation NA	110,076	4,773,996
		30,605,697
Capital Markets - 6.6%
Ameriprise Financial, Inc.	20,116	8,593,354
Bank of New York Mellon Corp.	263,487	15,780,236
Cboe Global Markets, Inc.	17	2,891
Coinbase Global, Inc. (a)	1,838	408,459
Interactive Brokers Group, Inc.	24,306	2,979,916
Janus Henderson Group PLC	29,189	983,961
Jefferies Financial Group, Inc.	4,605	229,145
KKR & Co. LP	29	3,052
LPL Financial	27,015	7,545,290
Morningstar, Inc.	5,792	1,713,563
MSCI, Inc.	2,626	1,265,076
NASDAQ, Inc.	177,407	10,690,546
Northern Trust Corp.	127,065	10,670,919
Raymond James Financial, Inc.	91,869	11,355,927
Robinhood Markets, Inc. (a)	476,433	10,819,793
State Street Corp.	91,052	6,737,848
Stifel Financial Corp.	72,020	6,060,483
Tradeweb Markets, Inc. Class A	98,850	10,478,100
Virtu Financial, Inc. Class A	79,281	1,779,858
XP, Inc. Class A	16,702	293,788
		108,392,205
Consumer Finance - 0.7%
Discover Financial Services	23,254	3,041,856
Synchrony Financial	166,419	7,853,313
		10,895,169
Financial Services - 3.1%
Affirm Holdings, Inc. Class A, (a)(b)	169,307	5,114,764
Apollo Global Management, Inc.	5	590
Block, Inc. Class A (a)	214,556	13,836,716
Corpay, Inc. (a)	16,431	4,377,383
Euronet Worldwide, Inc. (a)	26,523	2,745,131
PayPal Holdings, Inc. (a)	138,764	8,052,475
The Western Union Co.	594,259	7,261,845
Toast, Inc. (a)(b)	393,533	10,141,345
WEX, Inc. (a)	7	1,240
		51,531,489
Insurance - 4.1%
Allstate Corp.	37,048	5,915,084
Arch Capital Group Ltd. (a)	39,892	4,024,704
Arthur J. Gallagher & Co.	547	141,843
Assurant, Inc.	56,815	9,445,494
Axis Capital Holdings Ltd.	19,237	1,359,094
Brown & Brown, Inc.	132,905	11,883,036
Everest Re Group Ltd.	10,987	4,186,267
Globe Life, Inc.	113,506	9,339,274
Reinsurance Group of America, Inc.	38,640	7,931,633
Unum Group	161,828	8,271,029
Willis Towers Watson PLC	19,641	5,148,692
		67,646,150
TOTAL FINANCIALS		269,070,710
HEALTH CARE - 9.9%
Biotechnology - 2.7%
Biogen, Inc. (a)	3,391	786,102
BioMarin Pharmaceutical, Inc. (a)	3,171	261,068
Exelixis, Inc. (a)	426,152	9,575,635
Gilead Sciences, Inc.	128,777	8,835,390
Incyte Corp. (a)	174,281	10,564,914
Neurocrine Biosciences, Inc. (a)	76,072	10,472,832
Sarepta Therapeutics, Inc. (a)	7,699	1,216,442
United Therapeutics Corp. (a)	10,028	3,194,419
		44,906,802
Health Care Equipment & Supplies - 2.2%
Abiomed, Inc. (a)(c)	3,289	6,446
DexCom, Inc. (a)	75,137	8,519,033
Hologic, Inc. (a)	25,419	1,887,361
IDEXX Laboratories, Inc. (a)	26,772	13,043,318
Novocure Ltd. (a)	31,640	541,993
Solventum Corp.	94,371	4,990,338
Zimmer Biomet Holdings, Inc.	69,101	7,499,532
		36,488,021
Health Care Providers & Services - 2.0%
Cardinal Health, Inc.	102,034	10,031,983
Cencora, Inc.	60,788	13,695,536
Centene Corp. (a)	33,359	2,211,702
Cigna Group	6,124	2,024,411
Elevance Health, Inc.	8,008	4,339,215
		32,302,847
Health Care Technology - 0.6%
Teladoc Health, Inc. (a)	4,828	47,218
Veeva Systems, Inc. Class A (a)	57,622	10,545,402
		10,592,620
Life Sciences Tools & Services - 1.2%
10X Genomics, Inc. (a)	138,696	2,697,637
Agilent Technologies, Inc.	3,521	456,427
Bruker Corp.	102,134	6,517,171
Medpace Holdings, Inc. (a)	24,200	9,966,770
		19,638,005
Pharmaceuticals - 1.2%
Bristol-Myers Squibb Co.	81,079	3,367,211
Elanco Animal Health, Inc. (a)	535,380	7,725,533
Jazz Pharmaceuticals PLC (a)	85,604	9,136,515
		20,229,259
TOTAL HEALTH CARE		164,157,554
INDUSTRIALS - 18.8%
Aerospace & Defense - 2.7%
Axon Enterprise, Inc. (a)	8,214	2,416,887
Curtiss-Wright Corp.	21,246	5,757,241
Hexcel Corp.	47,432	2,962,128
Howmet Aerospace, Inc.	164,357	12,759,034
Textron, Inc.	122,938	10,555,457
TransDigm Group, Inc.	2	2,555
Woodward, Inc.	57,702	10,062,075
		44,515,377
Building Products - 1.8%
Allegion PLC	55,716	6,582,845
Builders FirstSource, Inc. (a)	21,433	2,966,542
Carlisle Companies, Inc.	2,012	815,283
Carrier Global Corp.	152	9,588
Lennox International, Inc.	595	318,313
Owens Corning	61,487	10,681,522
Trane Technologies PLC	27,031	8,891,307
		30,265,400
Commercial Services & Supplies - 1.2%
Cintas Corp.	12,669	8,871,594
MSA Safety, Inc.	8,226	1,543,938
Republic Services, Inc.	43,961	8,543,381
Vestis Corp.	107,524	1,315,019
		20,273,932
Construction & Engineering - 0.3%
EMCOR Group, Inc.	8,219	3,000,593
Valmont Industries, Inc.	6,845	1,878,610
		4,879,203
Electrical Equipment - 3.5%
Acuity Brands, Inc.	18,733	4,522,896
AMETEK, Inc.	84,025	14,007,808
Emerson Electric Co.	93	10,245
Hubbell, Inc.	25,577	9,347,882
nVent Electric PLC	132,689	10,165,304
Rockwell Automation, Inc.	39,613	10,904,667
Vertiv Holdings Co.	96,242	8,331,670
		57,290,472
Ground Transportation - 0.9%
Old Dominion Freight Lines, Inc.	55,780	9,850,748
XPO, Inc. (a)	52,000	5,519,800
		15,370,548
Machinery - 4.7%
Allison Transmission Holdings, Inc.	99,792	7,574,213
Cummins, Inc.	50,513	13,988,565
Donaldson Co., Inc.	132,980	9,516,049
Flowserve Corp.	67,516	3,247,520
Fortive Corp.	138,988	10,299,011
Gates Industrial Corp. PLC (a)	353,925	5,595,554
ITT, Inc.	15,107	1,951,522
Oshkosh Corp.	20,654	2,234,763
PACCAR, Inc.	86,678	8,922,633
Parker Hannifin Corp.	34	17,198
Westinghouse Air Brake Tech Co.	80,170	12,670,869
Xylem, Inc.	13,359	1,811,881
		77,829,778
Marine Transportation - 0.5%
Kirby Corp. (a)	67,892	8,128,709
Professional Services - 2.6%
Booz Allen Hamilton Holding Corp. Class A	36,992	5,693,069
CACI International, Inc. (a)	24,065	10,351,078
Leidos Holdings, Inc.	77,316	11,278,858
SS&C Technologies Holdings, Inc.	167,595	10,503,179
Verisk Analytics, Inc.	18,440	4,970,502
		42,796,686
Trading Companies & Distributors - 0.6%
Core & Main, Inc. (a)	42,658	2,087,683
W.W. Grainger, Inc.	8,895	8,025,425
		10,113,108
TOTAL INDUSTRIALS		311,463,213
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	5,337	1,870,512
Juniper Networks, Inc.	1,147	41,820
		1,912,332
Electronic Equipment, Instruments & Components - 1.5%
Amphenol Corp. Class A	95	6,400
Keysight Technologies, Inc. (a)	42,223	5,773,995
TD SYNNEX Corp.	78,206	9,024,972
Trimble, Inc. (a)	184,639	10,325,013
		25,130,380
IT Services - 1.4%
Gartner, Inc. (a)	15,607	7,008,479
Kyndryl Holdings, Inc. (a)	105,986	2,788,492
Twilio, Inc. Class A (a)	133,376	7,577,091
Wix.com Ltd. (a)	36,601	5,822,121
		23,196,183
Semiconductors & Semiconductor Equipment - 2.9%
Cirrus Logic, Inc. (a)	78,973	10,081,693
Enphase Energy, Inc. (a)	35,596	3,549,277
KLA Corp.	10,452	8,617,779
Monolithic Power Systems, Inc.	17,417	14,311,201
Qorvo, Inc. (a)	90,141	10,459,962
		47,019,912
Software - 7.4%
ANSYS, Inc. (a)	7,763	2,495,805
AppLovin Corp. Class A, (a)	138,281	11,507,745
Crowdstrike Holdings, Inc. (a)	41	15,711
DocuSign, Inc. (a)	191,023	10,219,731
Dropbox, Inc. Class A (a)	433,103	9,731,824
HubSpot, Inc. (a)	20,257	11,947,376
Manhattan Associates, Inc. (a)	43,721	10,785,096
MicroStrategy, Inc. Class A (a)	1,840	2,534,563
Nutanix, Inc. Class A (a)	126,323	7,181,463
Pegasystems, Inc.	150,587	9,115,031
RingCentral, Inc. (a)	289,583	8,166,241
Smartsheet, Inc. (a)	154,392	6,805,599
Teradata Corp. (a)	263,570	9,108,979
Workday, Inc. Class A (a)	28,539	6,380,179
Zoom Video Communications, Inc. Class A (a)	184,284	10,907,770
Zscaler, Inc. (a)	31,296	6,014,778
		122,917,891
Technology Hardware, Storage & Peripherals - 1.5%
Hewlett Packard Enterprise Co.	606,138	12,831,941
NetApp, Inc.	94,720	12,199,936
		25,031,877
TOTAL INFORMATION TECHNOLOGY		245,208,575
MATERIALS - 6.3%
Chemicals - 2.3%
Axalta Coating Systems Ltd. (a)	85,594	2,924,747
DuPont de Nemours, Inc.	137,686	11,082,346
Eastman Chemical Co.	51,005	4,996,960
Ecolab, Inc.	31,808	7,570,304
Element Solutions, Inc.	128,971	3,497,694
International Flavors & Fragrances, Inc.	5,502	523,845
PPG Industries, Inc.	59,740	7,520,669
		38,116,565
Construction Materials - 0.8%
Vulcan Materials Co.	52,944	13,166,114
Containers & Packaging - 0.6%
Ardagh Metal Packaging SA	59,262	201,491
Berry Global Group, Inc.	132,327	7,787,444
International Paper Co.	8,922	384,984
Sealed Air Corp.	57,546	2,002,025
WestRock Co.	894	44,932
		10,420,876
Metals & Mining - 2.1%
Nucor Corp.	89,248	14,108,324
Reliance, Inc.	33,525	9,574,740
Steel Dynamics, Inc.	85,005	11,008,148
		34,691,212
Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	87,371	7,193,254
TOTAL MATERIALS		103,588,021
REAL ESTATE - 5.6%
Equity Real Estate Investment Trusts (REITs) - 5.1%
Agree Realty Corp.	109,857	6,804,543
American Homes 4 Rent Class A	253,954	9,436,931
Crown Castle, Inc.	66,231	6,470,769
EastGroup Properties, Inc.	5,561	945,926
EPR Properties	139,738	5,866,201
First Industrial Realty Trust, Inc.	25,633	1,217,824
Gaming & Leisure Properties	29,812	1,347,801
Invitation Homes, Inc.	332,604	11,937,158
Park Hotels & Resorts, Inc.	308,651	4,623,592
Public Storage Operating Co.	23,336	6,712,600
Regency Centers Corp.	35,149	2,186,268
SBA Communications Corp. Class A	22,173	4,352,560
Simon Property Group, Inc.	104,097	15,801,919
UDR, Inc.	6,206	255,377
VICI Properties, Inc.	252,116	7,220,602
Welltower, Inc.	2	209
		85,180,280
Real Estate Management & Development - 0.5%
CoStar Group, Inc. (a)	31,152	2,309,609
Zillow Group, Inc.:
Class A (a)	54,895	2,472,471
Class C (a)	63,780	2,958,754
		7,740,834
TOTAL REAL ESTATE		92,921,114
UTILITIES - 4.0%
Electric Utilities - 1.3%
Constellation Energy Corp.	12	2,403
Edison International	15,821	1,136,106
Evergy, Inc.	46,829	2,480,532
Hawaiian Electric Industries, Inc. (b)	35,143	316,990
NRG Energy, Inc.	136,484	10,626,644
PG&E Corp.	231,878	4,048,590
Xcel Energy, Inc.	64,395	3,439,337
		22,050,602
Gas Utilities - 0.3%
National Fuel Gas Co.	92,146	4,993,392
Independent Power and Renewable Electricity Producers - 1.4%
Clearway Energy, Inc.:
Class A	29,959	678,871
Class C	47,865	1,181,787
The AES Corp.	525,687	9,236,321
Vistra Corp.	146,154	12,566,321
		23,663,300
Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	320,881	9,940,893
WEC Energy Group, Inc.	77,281	6,063,467
		16,004,360
TOTAL UTILITIES		66,711,654
TOTAL COMMON STOCKS (Cost $1,451,304,338)		1,640,682,318

U.S. Treasury Obligations - 0.3%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.32% 7/5/24 to 9/26/24 (e) (Cost $4,283,503)	4,320,000	4,283,540

Money Market Funds - 5.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (f)	79,612,733	79,628,655
Fidelity Securities Lending Cash Central Fund 5.38% (f)(g)	10,079,334	10,080,342
TOTAL MONEY MARKET FUNDS (Cost $89,708,996)		89,708,997

TOTAL INVESTMENT IN SECURITIES - 104.9% (Cost $1,545,296,837)	1,734,674,855
NET OTHER ASSETS (LIABILITIES) - (4.9)%	(81,098,779)
NET ASSETS - 100.0%	1,653,576,076

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	17	Sep 2024	5,028,770	48,099	48,099

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,113,640.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	49,721,554	506,053,519	476,149,819	567,172	3,401	-	79,628,655	0.2%
Fidelity Securities Lending Cash Central Fund 5.38%	13,170,745	142,307,195	145,397,599	20,112	-	1	10,080,342	0.0%
Total	62,892,299	648,360,714	621,547,418	587,284	3,401	1	89,708,997

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	39,911,866	39,911,866	-	-
Consumer Discretionary	200,729,645	200,729,645	-	-
Consumer Staples	65,200,906	65,200,906	-	-
Energy	81,719,060	81,719,060	-	-
Financials	269,070,710	269,070,710	-	-
Health Care	164,157,554	164,151,108	-	6,446
Industrials	311,463,213	311,463,213	-	-
Information Technology	245,208,575	245,208,575	-	-
Materials	103,588,021	103,588,021	-	-
Real Estate	92,921,114	92,921,114	-	-
Utilities	66,711,654	66,711,654	-	-

U.S. Government and Government Agency Obligations	4,283,540	-	4,283,540	-

Money Market Funds	89,708,997	89,708,997	-	-
Total Investments in Securities:	1,734,674,855	1,730,384,869	4,283,540	6,446
Derivative Instruments: Assets
Futures Contracts	48,099	48,099	-	-
Total Assets	48,099	48,099	-	-
Total Derivative Instruments:	48,099	48,099	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	48,099	0
Total Equity Risk	48,099	0
Total Value of Derivatives	48,099	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Enhanced Mid Cap ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value (including securities loaned of $9,827,924) - See accompanying schedule:
Unaffiliated issuers (cost $1,455,587,841)	$1,644,965,858
Fidelity Central Funds (cost $89,708,996)	89,708,997

Total Investment in Securities (cost $1,545,296,837)		$1,734,674,855
Receivable for investments sold		83,620,752
Receivable for fund shares sold		2,946,807
Dividends receivable		1,200,715
Distributions receivable from Fidelity Central Funds		95,719
Receivable for daily variation margin on futures contracts		109,753
Receivable from investment adviser for expense reductions		30,062
Other receivables		3,442
Total assets		1,822,682,105
Liabilities
Payable to custodian bank	$49,314
Payable for investments purchased	87,847,472
Payable for fund shares redeemed	70,723,378
Accrued management fee	316,698
Other payables and accrued expenses	87,738
Collateral on securities loaned	10,081,429
Total liabilities		169,106,029
Net Assets		$1,653,576,076
Net Assets consist of:
Paid in capital		$1,524,835,092
Total accumulated earnings (loss)		128,740,984
Net Assets		$1,653,576,076
Net Asset Value, offering price and redemption price per share ($1,653,576,076 ÷ 56,116,761 shares)		$29.47
Statement of Operations
	Ten months ended June 30, 2024	Year ended August 31, 2023
Investment Income
Dividends	$18,243,821	26,198,952
Interest	64,890	43,267
Income from Fidelity Central Funds (including $20,112 and $126,747 from security lending)	587,284	1,013,463
Total income	18,895,995	27,255,682
Expenses
Management fee	$3,648,331	7,794,857
Independent trustees' fees and expenses	6,197	9,500
Interest	12,560	2,322
Miscellaneous	95,644	-
Total expenses before reductions	3,762,732	7,806,679
Expense reductions	(36,231)	(1,764)
Total expenses after reductions	3,726,501	7,804,915
Net Investment income (loss)	15,169,494	19,450,767
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	6,384,996	(62,536,880)
Redemptions in-kind	169,834,541	69,766,859
Fidelity Central Funds	3,401	-
Foreign currency transactions	504	-
Futures contracts	2,242,957	1,494,441
Total net realized gain (loss)	178,466,399	8,724,420
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	14,147,893	112,237,090
Fidelity Central Funds	1	-
Futures contracts	(303,694)	(773,128)
Total change in net unrealized appreciation (depreciation)	13,844,200	111,463,962
Net gain (loss)	192,310,599	120,188,382
Net increase (decrease) in net assets resulting from operations	$207,480,093	139,639,149

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund.
Statement of Changes in Net Assets

	Ten months ended June 30, 2024	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,169,494	$19,450,767	$19,011,742
Net realized gain (loss)	178,466,399	8,724,420	101,845,182
Change in net unrealized appreciation (depreciation)	13,844,200	111,463,962	(369,508,755)
Net increase (decrease) in net assets resulting from operations	207,480,093	139,639,149	(248,651,831)
Distributions to shareholders	(25,950,215)	(57,460,804)	(258,245,278)

Share transactions
Proceeds from sales of shares	655,066,382	531,911,323	330,859,667
Reinvestment of distributions	14,294,274	54,197,269	243,001,334
Cost of shares redeemed	(833,830,134)	(686,633,472)	(454,449,105)

Net increase (decrease) in net assets resulting from share transactions	(164,469,478)	(100,524,880)	119,411,896
Total increase (decrease) in net assets	17,060,400	(18,346,535)	(387,485,213)

Net Assets
Beginning of period	1,636,515,676	1,654,862,211	2,042,347,424
End of period	$1,653,576,076	$1,636,515,676	$1,654,862,211

Other Information
Shares
Sold	22,793,530	21,113,682	11,511,431
Issued in reinvestment of distributions	584,792	2,258,425	8,758,517
Redeemed	(30,719,865)	(27,059,804)	(16,614,762)
Net increase (decrease)	(7,341,543)	(3,687,697)	3,655,186

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund.
Share activity is further described in Organization and Merger information notes, amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
Financial Highlights
Fidelity® Enhanced Mid Cap ETF

Years ended June 30,	2024 A,B	2023 B,C	2022 B,C	2021 B,C	2020 B,C	2019 B,C
Selected Per-Share Data
Net asset value, beginning of period	$25.79	$24.65	$32.17	$23.47	$22.59	$25.42
Income from Investment Operations
Net investment income (loss) D,E	.27	.28	.28	.22	.29	.33
Net realized and unrealized gain (loss)	3.86	1.69	(3.81)	9.40	1.50	(1.10)
Total from investment operations	4.13	1.97	(3.53)	9.62	1.79	(.77)
Distributions from net investment income	(.45)	(.23)	(.23)	(.25)	(.34)	(.39)
Distributions from net realized gain	-	(.57)	(3.76)	(.67)	(.59)	(1.69)
Total distributions	(.45)	(.83) F	(3.99)	(.92)	(.91) F	(2.06) F
Net asset value, end of period	$29.47	$25.79	$24.65	$32.17	$23.47	$22.59
Total Return G,H,I	16.23%	8.19%	(12.36)%	41.82%	7.91%	(2.19)%
Ratios to Average Net Assets E,J,K
Expenses before reductions	.29% L,M	.45%	.51%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.29 % L,M	.45%	.51%	.59%	.59%	.59%
Expenses net of all reductions	.29% L,M	.45%	.51%	.59%	.59%	.59%
Net investment income (loss)	1.19% L,M	1.12%	1.00%	.77%	1.33%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$1,653,576	$1,636,516	$1,654,862	$2,042,347	$1,182,253	$1,263,319
Portfolio turnover rate N	73 % L,O	104%	116%	70%	73%	90%

AFor the ten month period ended June 30. The Fund changed its fiscal year end from August 31 to June 30, effective March 1, 2024.
BAs further described in Organization and Merger information notes, per share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
CFor the year ended August 31.
DCalculated based on average shares outstanding during the period.
ENet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
FTotal distributions per share do not sum due to rounding.
GTotal returns for periods of less than one year are not annualized.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
IBased on net asset value.
JFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
LAnnualized.
MProxy expenses are not annualized.
NAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
OPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended June 30, 2024

1. Organization.
Fidelity Enhanced International ETF, Fidelity Enhanced Large Cap Core ETF, Fidelity Enhanced Large Cap Growth ETF, Fidelity Enhanced Large Cap Value ETF and Fidelity Enhanced Mid Cap ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. Fidelity Enhanced Large Cap Growth ETF is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective November 17, 2023, each Fidelity Enhanced Index Fund (Predecessor Fund) reorganized into the newly created exchange traded fund (ETF) as noted in the table below. Each Predecessor Fund was the accounting survivor in the reorganization, and, as such, the financial statements and financial highlights of each Fund reflect the financial information of each Predecessor Fund through November 17, 2023 (see Merger Information note).

Current ETFs	Former Mutual Funds (Predecessor Funds)
Fidelity Enhanced International ETF	Fidelity International Enhanced Index Fund
Fidelity Enhanced Large Cap Core ETF	Fidelity Large Cap Core Enhanced Index Fund
Fidelity Enhanced Large Cap Growth ETF	Fidelity Large Cap Growth Enhanced Index Fund
Fidelity Enhanced Large Cap Value ETF	Fidelity Large Cap Value Enhanced Index Fund
Fidelity Enhanced Mid Cap ETF	Fidelity Mid Cap Enhanced Index Fund

Effective March 1, 2024 each Fund's fiscal year-end changed from August 31 to June 30. Accordingly, the Fund's financial statements and related notes include information as of the ten month period ended June 30, 2024 and the one year periods ended August 31, 2023 and August 31, 2022, as applicable.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	.005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business (normally 4:00 p.m. Eastern time) of the New York Stock Exchange, Archipelago Exchange (NYSE Arca) and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign taxes withheld, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Funds and is not distributed to shareholders of the Funds. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Enhanced International ETF	1,295,415,423	297,487,526	(32,713,968)	264,773,558
Fidelity Enhanced Large Cap Core ETF	2,145,089,914	811,903,767	(46,117,681)	765,786,086
Fidelity Enhanced Large Cap Growth ETF	1,459,926,138	1,289,465,331	(25,027,656)	1,264,437,675
Fidelity Enhanced Large Cap Value ETF	1,697,132,318	209,765,075	(72,448,398)	137,316,677
Fidelity Enhanced Mid Cap ETF	1,547,950,194	245,175,059	(58,450,398)	186,724,661

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Enhanced International ETF	5,151,360	(124,949,980)	264,723,907
Fidelity Enhanced Large Cap Core ETF	-	(60,660,874)	765,786,086
Fidelity Enhanced Large Cap Growth ETF	308,054	(254,608)	1,264,437,675
Fidelity Enhanced Large Cap Value ETF	-	(54,655,669)	137,317,585
Fidelity Enhanced Mid Cap ETF	-	(57,983,678)	186,724,661

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity Enhanced International ETF	(124,949,980)	(-)	(124,949,980)
Fidelity Enhanced Large Cap Core ETF	(60,660,874)	(-)	(60,660,874)
Fidelity Enhanced Large Cap Growth ETF	(254,608)	(-)	(254,608)
Fidelity Enhanced Large Cap Value ETF	(31,743,490)	(22,912,179)	(54,655,669)
Fidelity Enhanced Mid Cap ETF	(57,983,678)	(-)	(57,983,678)

The tax character of distributions paid was as follows:

June 30, 2024
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity Enhanced International ETF	71,077,009	-	71,077,009
Fidelity Enhanced Large Cap Core ETF	35,565,387	-	35,565,387
Fidelity Enhanced Large Cap Growth ETF	21,077,755	601,538	21,679,293
Fidelity Enhanced Large Cap Value ETF	102,487,259	72,971,462	175,458,721
Fidelity Enhanced Mid Cap ETF	25,950,215	-	25,950,215

August 31, 2023
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity International Enhanced Index Fund	33,763,256	-	33,763,256
Fidelity Large Cap Core Enhanced Index Fund	14,695,385	7,597,614	22,292,999
Fidelity Large Cap Growth Enhanced Index Fund	10,050,462	-	10,050,462
Fidelity Large Cap Value Enhanced Index Fund	84,574,965	172,625,609	257,200,574
Fidelity Mid Cap Enhanced Index Fund	16,855,170	40,605,634	57,460,804

August 31, 2022
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity International Enhanced Index Fund	40,640,601	-	40,640,601
Fidelity Large Cap Core Enhanced Index Fund	93,609,903	110,605,741	204,215,644
Fidelity Large Cap Growth Enhanced Index Fund	84,709,586	150,046,589	234,756,175
Fidelity Large Cap Value Enhanced Index Fund	298,040,890	399,041,651	697,082,541
Fidelity Mid Cap Enhanced Index Fund	40,554,225	217,691,053	258,245,278

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Enhanced International ETF	1,186,864,415	1,291,747,707
Fidelity Enhanced Large Cap Core ETF	1,518,276,833	983,060,135
Fidelity Enhanced Large Cap Growth ETF	1,570,226,140	1,037,863,293
Fidelity Enhanced Large Cap Value ETF	2,266,867,914	1,760,524,035
Fidelity Enhanced Mid Cap ETF	1,115,577,326	851,638,788

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below. The net realized gain or (loss) on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)	Total net realized gain or (loss) ($)
Fidelity Enhanced International ETF	62,960,600	118,251,946	25,930,557
Fidelity Enhanced Large Cap Core ETF	639,079,257	773,633,770	224,859,103
Fidelity Enhanced Large Cap Growth ETF	190,819,337	973,172,501	222,950,290
Fidelity Enhanced Large Cap Value ETF	46,401,388	511,959,464	90,947,836
Fidelity Enhanced Mid Cap ETF	140,444,287	517,264,468	159,281,111

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Enhanced Large Cap Growth ETF	2,376,033	30,168,211	67,930,785
Fidelity Enhanced Large Cap Value ETF	269,891,296	408,600,213	3,633,326,017
Fidelity Enhanced Mid Cap ETF	2,515,337	10,553,430	40,748,466

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Large Cap Core Enhanced Index Fund	1,643,260	23,998,066	41,117,535
Fidelity Large Cap Growth Enhanced Index Fund	3,558,843	14,287,867	83,970,422
Fidelity Large Cap Value Enhanced Index Fund	14,611,088	117,706,408	375,867,257
Fidelity Mid Cap Enhanced Index Fund	7,819,926	69,766,859	200,533,885
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of each Fund's average net assets as noted in the table below. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fees are reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

Fee Rate
Fidelity Enhanced International ETF	.28%
Fidelity Enhanced Large Cap Core ETF	.18%
Fidelity Enhanced Large Cap Growth ETF	.18%
Fidelity Enhanced Large Cap Value ETF	.18%
Fidelity Enhanced Mid Cap ETF	.23%

During the period September 1, 2023 through November 17, 2023 and the period ended August 31, 2023, each Predecessor Fund paid an all-inclusive management fee based on the annual rates noted in the following table; and the investment adviser paid all ordinary operating expenses of each Fund, except fees and expenses of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fees were reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

Fee Rate
Fidelity International Enhanced Index Fund	.55%
Fidelity Large Cap Core Enhanced Index Fund	.39%
Fidelity Large Cap Growth Enhanced Index Fund	.39%
Fidelity Large Cap Value Enhanced Index Fund	.39%
Fidelity Mid Cap Enhanced Index Fund	.45%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

June 30, 2024	Amount ($)
Fidelity Enhanced International ETF	2,583
Fidelity Enhanced Large Cap Core ETF	2,742
Fidelity Enhanced Large Cap Growth ETF	2,264
Fidelity Enhanced Large Cap Value ETF	6,571
Fidelity Enhanced Mid Cap ETF	3,624

August 31, 2023	Amount ($)
Fidelity International Enhanced Index Fund	579
Fidelity Large Cap Core Enhanced Index Fund	1,974
Fidelity Large Cap Growth Enhanced Index Fund	4,259
Fidelity Large Cap Value Enhanced Index Fund	3,848
Fidelity Mid Cap Enhanced Index Fund	1,614

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds.

June 30, 2024

At period end, there were no interfund loans outstanding. Activity in the program during the period ended June 30, 2024 for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Enhanced International ETF	Borrower	9,632,077	5.57%	19,359
Fidelity Enhanced Large Cap Core ETF	Borrower	4,991,000	5.57%	3,088
Fidelity Enhanced Large Cap Growth ETF	Borrower	12,409,800	5.57%	19,184
Fidelity Enhanced Large Cap Value ETF	Borrower	13,109,000	5.57%	4,057
Fidelity Enhanced Mid Cap ETF	Borrower	9,026,889	5.57%	12,560

August 31, 2023

At period end, there were no interfund loans outstanding. Activity in the program during the period ended August 31, 2023 for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity International Enhanced Index Fund	Borrower	12,807,600	4.70%	16,731
Fidelity Large Cap Core Enhanced Index Fund	Borrower	22,101,250	3.68%	27,112
Fidelity Large Cap Growth Enhanced Index Fund	Borrower	54,770,800	5.44%	41,394
Fidelity Large Cap Value Enhanced Index Fund	Borrower	61,479,000	4.35%	29,724
Fidelity Mid Cap Enhanced Index Fund	Borrower	4,314,500	4.84%	2,322

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Enhanced International ETF	1,434,524	23,607,800	3,650,536
Fidelity Enhanced Large Cap Core ETF	17,099,874	29,165,147	(2,360,477)
Fidelity Enhanced Large Cap Growth ETF	50,050,683	46,431,231	(1,595,145)
Fidelity Enhanced Large Cap Value ETF	54,149,399	27,378,273	(4,087,871)
Fidelity Enhanced Mid Cap ETF	28,107,684	12,405,491	708,527

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

June 30, 2024	Amount ($)
Fidelity Enhanced International ETF	6,846

August 31, 2023	Amount ($)
Fidelity Large Cap Value Enhanced Index Fund	3,045

7. Committed Line of Credit.
During the period September 1, 2023 through November 17, 2023 and for the period August 31, 2023, each Predecessor Fund participated with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit were borne by the investment adviser. During the respective periods, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

June 30, 2024	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Enhanced International ETF	26,690	-	-
Fidelity Enhanced Large Cap Core ETF	85	-	-
Fidelity Enhanced Large Cap Growth ETF	102	-	-
Fidelity Enhanced Large Cap Value ETF	972	28	-
Fidelity Enhanced Mid Cap ETF	2,051	15	-

August 31, 2023	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Enhanced Index Fund	33,238	9	-
Fidelity Large Cap Core Enhanced Index Fund	3,721	-	-
Fidelity Large Cap Growth Enhanced Index Fund	310	-	-
Fidelity Large Cap Value Enhanced Index Fund	17,561	374	-
Fidelity Mid Cap Enhanced Index Fund	13,555	3,917	-
9. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Activity in this program during the period ended August 31, 2023 for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Core Enhanced Index	$8,149,000	3.58%	$810

10. Expense Reductions.
The investment adviser contractually agreed to reimburse the Funds to the extent proxy and shareholder meeting expenses exceeded .003% of average net assets. This reimbursement will remain in place through October 31, 2025. During the period this reimbursement reduced the Funds' expenses as follows:

Reimbursement ($)
Fidelity Enhanced International ETF	34,752
Fidelity Enhanced Large Cap Core ETF	63,754
Fidelity Enhanced Large Cap Growth ETF	26,209
Fidelity Enhanced Large Cap Value ETF	25,566
Fidelity Enhanced Mid Cap ETF	30,062

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

June 30, 2024	Custodian credits ($)
Fidelity Enhanced International ETF	149
Fidelity Enhanced Large Cap Core ETF	163
Fidelity Enhanced Large Cap Growth ETF	364
Fidelity Enhanced Large Cap Value ETF	14,762
Fidelity Enhanced Mid Cap ETF	6,169

August 31, 2023	Custodian credits ($)
Fidelity International Enhanced Index Fund	441
Fidelity Large Cap Core Enhanced Index Fund	2,087
Fidelity Large Cap Growth Enhanced Index Fund	2,918
Fidelity Large Cap Value Enhanced Index Fund	1,773
Fidelity Mid Cap Enhanced Index Fund	1,764
11. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities and/or cash to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Merger Information.

On November 17, 2023 each Fund (Predecessor Fund) reorganized into a newly created exchange traded fund (ETF) pursuant an Agreement and Plan of Reorganization (the Agreement) approved by its Board of Trustees. Per the Agreement, shareholders of each Predecessor Fund received ETF shares equal in value to the shares of the Predecessor Fund they owned on the day the reorganization was effective. Each Predecessor Fund was the accounting survivor after the reorganization. As such, performance and financial history prior to the reorganization is that of each Predecessor Fund. Historical share transactions and per share information for the Predecessor Fund was retroactively adjusted to reflect the change in capital structure due to the reorganization.
Predecessor Funds	New ETFs
Fidelity International Enhanced Index Fund	Fidelity Enhanced International ETF
Fidelity Large Cap Core Enhanced Index Fund	Fidelity Enhanced Large Cap Core ETF
Fidelity Large Cap Growth Enhanced Index Fund	Fidelity Enhanced Large Cap Growth ETF
Fidelity Large Cap Value Enhanced Index Fund	Fidelity Enhanced Large Cap Value ETF
Fidelity Mid Cap Enhanced Index Fund	Fidelity Enhanced Mid Cap ETF

For financial reporting purposes, the assets and liabilities of each Predecessor Fund and shares issued by each ETF were recorded at fair value; however, the cost basis of the investments received from each Predecessor Fund were carried forward and will be utilized for purposes of each ETF's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to each Predecessor Fund or their shareholders. Costs incurred in connection with the reorganization were paid by each Predecessor Fund.

Predecessor Fund/Accounting Survivor	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity International Enhanced Index Fund	1,368,602,643	195,092,188	1,368,248,892	54,730,068	.4057160000
Fidelity Large Cap Core Enhanced Index Fund	1,840,988,775	537,069,093	1,948,361,461	77,934,309	.8388640000
Fidelity Large Cap Growth Enhanced Index Fund	2,012,959,825	875,152,421	2,145,716,375	85,828,689	1.2032280000
Fidelity Large Cap Value Enhanced Index Fund	1,827,644,613	392,942	2,004,099,301	80,163,716	.5729240000
Fidelity Mid Cap Enhanced Index Fund	1,369,301,709	129,571,229	1,460,889,645	58,435,751	.6458920000

Acquiring ETF	Net Assets $	Total net assets after the acquisition $
Fidelity Enhanced International ETF	25	1,368,248,917
Fidelity Enhanced Large Cap Core ETF	25	1,948,361,486
Fidelity Enhanced Large Cap Growth ETF	25	2,145,716,400
Fidelity Enhanced Large Cap Value ETF	25	2,004,099,326
Fidelity Enhanced Mid Cap ETF	25	1,460,889,670

Pro forma results of operations of the combined entity for the entire period ended June 30, 2024, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

ETF name	Net investment income (loss)	Total net realized gain (loss)	Total change in net unrealized appreciation (depreciation)	Net increase (decrease) in net assets resulting from operations
Fidelity Enhanced International ETF	$35,812,169	$99,267,722	$58,817,853	$193,897,744
Fidelity Enhanced Large Cap Core ETF	22,993,277	209,030,464	246,834,439	478,858,180
Fidelity Enhanced Large Cap Growth ETF	12,362,182	260,568,152	368,592,605	641,522,939
Fidelity Enhanced Large Cap Value ETF	40,907,004	453,402,154	(574,650,497)	(80,341,339)
Fidelity Enhanced Mid Cap ETF	15,874,097	178,466,399	13,844,200	208,184,696

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Predecessor Fund that has been included in each ETF's Statement of Operations since November 17, 2023.

14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Enhanced International ETF, Fidelity Enhanced Large Cap Core ETF, Fidelity Enhanced Large Cap Growth ETF, Fidelity Enhanced Large Cap Value ETF, and Fidelity Enhanced Mid Cap ETF
Opinions on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Fidelity Enhanced International ETF, Fidelity Enhanced Large Cap Core ETF, Fidelity Enhanced Large Cap Growth ETF, Fidelity Enhanced Large Cap Value ETF, and Fidelity Enhanced Mid Cap ETF (five of the funds constituting Fidelity Covington Trust, referred to hereafter as the "Funds") as of June 30, 2024, the related statements of operations for the period September 1, 2023 through June 30, 2024 and the year ended August 31, 2023, the statements of changes in net assets for the period September 1, 2023 through June 30, 2024 and for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2024, the results of each of their operations for the period September 1, 2023 through June 30, 2024 and for the year ended August 31, 2023, the changes in each of their net assets for the period September 1, 2023 through June 30, 2024 and for each of the two years in the period ended August 31, 2023, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
August 19, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Enhanced Large Cap Core ETF
December 2023	100%
March 2024	100%
June 2024	100%
Fidelity Enhanced Large Cap Growth ETF
December 2023	100%
March 2024	100%
June 2024	100%
Fidelity Enhanced Large Cap Value ETF
December 2023	100%
March 2024	100%
June 2024	100%
Fidelity Enhanced Mid Cap ETF
December 2023	100%
March 2024	86%
June 2024	86%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Enhanced International ETF
December 2023	-
March 2024	100%
June 2024	100%
Fidelity Enhanced Large Cap Core ETF
December 2023	100%
March 2024	100%
June 2024	100%
Fidelity Enhanced Large Cap Growth ETF
December 2023	100%
March 2024	100%
June 2024	100%
Fidelity Enhanced Large Cap Value ETF
December 2023	100%
March 2024	100%
June 2024	100%
Fidelity Enhanced Mid Cap ETF
December 2023	100%
March 2024	94.74%
June 2024	94.74%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Enhanced Mid Cap ETF
March 2024	5.27%
June 2024	5.27%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Enhanced International ETF	$456,938
Fidelity Enhanced Mid Cap ETF	$462,145

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Large Cap Core Enhanced Index Fund
October 2023	100%
November 2023	100%
Fidelity Large Cap Growth Enhanced Index Fund
October 2023	100%
November 2023	100%
Fidelity Large Cap Value Enhanced Index Fund
October 2023	100%
November 2023	100%
Fidelity Mid Cap Enhanced Index Fund
October 2023	100%
November 2023	76%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity International Enhanced Index Fund
October 2023	89.31%
November 2023	86.60%
Fidelity Large Cap Core Enhanced Index Fund
October 2023	100%
November 2023	100%
Fidelity Large Cap Growth Enhanced Index Fund
October 2023	100%
November 2023	100%
Fidelity Large Cap Value Enhanced Index Fund
October 2023	100%
November 2023	100%
Fidelity Mid Cap Enhanced Index Fund
October 2023	99.86%
November 2023	92.24%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Mid Cap Enhanced Index Fund
October 2023	0.15%
November 2023	7.77%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Enhanced Index Fund
	10/16/2023	$0.2736	$0.0214
	11/15/2023	$0.0561	$0.0023

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Note: This is not applicable for any fund included in this document.

1.9910053.100
EIE-ANN-0824
Fidelity® Enhanced Small Cap ETF

Annual Report
June 30, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Enhanced Small Cap ETF
Schedule of Investments June 30, 2024
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 0.9%
ATN International, Inc.	24,296	553,949
Bandwidth, Inc. Class A, (a)	108,491	1,831,328
Lumen Technologies, Inc. (a)(b)	2,128,500	2,341,350
Shenandoah Telecommunications Co.	14,690	239,888
		4,966,515
Entertainment - 0.6%
Eventbrite, Inc. (a)	29,678	143,642
Lions Gate Entertainment Corp.:
Class A (a)(b)	99,607	938,298
Class B (a)	111,568	956,138
Madison Square Garden Entertainment Corp. Class A (a)	36,561	1,251,483
		3,289,561
Interactive Media & Services - 0.9%
Shutterstock, Inc. (b)	7,192	278,330
TrueCar, Inc. (a)	159,299	498,606
Vimeo, Inc. (a)	297,321	1,109,007
Yelp, Inc. (a)	91,809	3,392,343
Zedge, Inc. (a)	22,926	69,924
ZipRecruiter, Inc. (a)	16,857	153,230
		5,501,440
Media - 0.2%
John Wiley & Sons, Inc. Class A	36,808	1,498,086
Wireless Telecommunication Services - 0.4%
Spok Holdings, Inc.	8,728	129,262
Telephone & Data Systems, Inc.	96,482	2,000,072
		2,129,334
TOTAL COMMUNICATION SERVICES		17,384,936
CONSUMER DISCRETIONARY - 10.3%
Automobile Components - 0.8%
American Axle & Manufacturing Holdings, Inc. (a)	228,912	1,600,095
Cooper-Standard Holding, Inc. (a)(b)	64,049	796,770
The Goodyear Tire & Rubber Co. (a)	181,098	2,055,462
		4,452,327
Diversified Consumer Services - 0.9%
2U, Inc. (a)(b)	19,211	98,552
Chegg, Inc. (a)(b)	173,005	546,696
Duolingo, Inc. (a)	14,312	2,986,485
Frontdoor, Inc. (a)	49,243	1,663,921
		5,295,654
Hotels, Restaurants & Leisure - 2.0%
Dine Brands Global, Inc.	3,320	120,184
Everi Holdings, Inc. (a)	78,214	656,998
International Game Technology PLC	163,664	3,348,565
Light & Wonder, Inc. Class A (a)	22,115	2,319,421
PlayAGS, Inc. (a)	56,623	651,165
Shake Shack, Inc. Class A (a)	12,110	1,089,900
Sweetgreen, Inc. Class A (a)	12,858	387,540
Texas Roadhouse, Inc.	1,602	275,079
Wingstop, Inc.	5,965	2,521,167
		11,370,019
Household Durables - 3.4%
Flexsteel Industries, Inc.	17,102	531,188
Installed Building Products, Inc. (b)	19,391	3,988,341
KB Home	7,366	516,946
M/I Homes, Inc. (a)	29,663	3,623,039
Meritage Homes Corp.	19,022	3,078,711
Taylor Morrison Home Corp. (a)	74,674	4,139,927
TRI Pointe Homes, Inc. (a)	100,185	3,731,891
		19,610,043
Specialty Retail - 3.2%
Abercrombie & Fitch Co. Class A (a)	27,459	4,883,309
American Eagle Outfitters, Inc.	55,577	1,109,317
CarParts.com, Inc. (a)	198,007	198,007
Carvana Co. Class A (a)(b)	23,218	2,988,621
Murphy U.S.A., Inc.	1,411	662,408
Petco Health & Wellness Co., Inc. Class A (a)	43,300	163,674
Sally Beauty Holdings, Inc. (a)	89,718	962,674
Sonic Automotive, Inc. Class A (sub. vtg.)	25,671	1,398,299
The Container Store Group, Inc. (a)	81,939	44,247
The ODP Corp. (a)	52,760	2,071,885
Upbound Group, Inc.	80,086	2,458,640
Urban Outfitters, Inc. (a)	31,973	1,312,492
		18,253,573
Textiles, Apparel & Luxury Goods - 0.0%
Rocky Brands, Inc.	7,381	272,802
TOTAL CONSUMER DISCRETIONARY		59,254,418
CONSUMER STAPLES - 3.5%
Beverages - 1.2%
Coca-Cola Consolidated, Inc.	2,881	3,125,885
Primo Water Corp.	169,758	3,710,910
		6,836,795
Consumer Staples Distribution & Retail - 0.7%
Ingles Markets, Inc. Class A	8,948	613,922
Natural Grocers by Vitamin Cottage, Inc.	20,376	431,971
PriceSmart, Inc.	2,405	195,286
Sprouts Farmers Market LLC (a)	24,761	2,071,505
Weis Markets, Inc.	10,239	642,702
		3,955,386
Food Products - 0.8%
B&G Foods, Inc. (b)	43,463	351,181
Fresh Del Monte Produce, Inc.	89,406	1,953,521
John B. Sanfilippo & Son, Inc.	8,876	862,481
Vital Farms, Inc. (a)	27,653	1,293,331
		4,460,514
Household Products - 0.3%
WD-40 Co.	7,247	1,591,731
Personal Care Products - 0.5%
elf Beauty, Inc. (a)	14,153	2,982,320
Tobacco - 0.0%
Turning Point Brands, Inc.	8,242	264,486
TOTAL CONSUMER STAPLES		20,091,232
ENERGY - 5.9%
Energy Equipment & Services - 1.7%
Archrock, Inc.	4,313	87,209
Bristow Group, Inc. (a)	19,272	646,190
Championx Corp.	28,221	937,219
Helix Energy Solutions Group, Inc. (a)	108,060	1,290,236
Kodiak Gas Services, Inc.	40,142	1,094,271
Nabors Industries Ltd. (a)(b)	26,304	1,871,793
Nabors Industries Ltd. warrants 6/11/26 (a)	10,764	71,042
Oceaneering International, Inc. (a)	3,820	90,381
Oil States International, Inc. (a)	42,348	188,025
Tidewater, Inc. (a)	10,611	1,010,273
Transocean Ltd. (United States) (a)	104,848	560,937
Weatherford International PLC (a)	14,569	1,783,974
		9,631,550
Oil, Gas & Consumable Fuels - 4.2%
Ardmore Shipping Corp.	37,805	851,747
California Resources Corp.	40,262	2,142,744
Civitas Resources, Inc.	34,184	2,358,696
CONSOL Energy, Inc. (a)	3,802	387,918
Crescent Energy, Inc. Class A	135,443	1,605,000
Delek U.S. Holdings, Inc.	61,807	1,530,341
DHT Holdings, Inc.	2,532	29,295
Equitrans Midstream Corp.	44,934	583,243
Excelerate Energy, Inc.	5,556	102,453
Green Plains, Inc. (a)(b)	116,041	1,840,410
Kinetik Holdings, Inc.	4,586	190,044
Matador Resources Co.	51,740	3,083,704
Murphy Oil Corp.	95,615	3,943,163
Overseas Shipholding Group, Inc. Class A	45,371	384,746
PBF Energy, Inc. Class A	7,415	341,238
Riley Exploration Permian, Inc. (b)	25,328	717,036
Scorpio Tankers, Inc.	17,072	1,387,783
SFL Corp. Ltd.	16,891	234,447
Teekay Tankers Ltd.	18,106	1,245,874
Uranium Energy Corp. (a)(b)	40,168	241,410
World Kinect Corp.	34,819	898,330
		24,099,622
TOTAL ENERGY		33,731,172
FINANCIALS - 15.0%
Banks - 6.6%
1st Source Corp.	13,970	749,071
Amalgamated Financial Corp.	5,327	145,960
Ameris Bancorp	41,150	2,071,903
Atlantic Union Bankshares Corp. (b)	35,156	1,154,875
Axos Financial, Inc. (a)	24,024	1,372,972
BancFirst Corp.	34,023	2,983,817
Bancorp, Inc., Delaware (a)	42,277	1,596,380
Banner Corp.	21,942	1,089,201
Byline Bancorp, Inc.	11,106	263,656
Cadence Bank	48,427	1,369,516
Capital City Bank Group, Inc.	2,715	77,215
Central Pacific Financial Corp.	33,899	718,659
Community Bank System, Inc.	23,393	1,104,384
Community Trust Bancorp, Inc.	8,194	357,750
CVB Financial Corp. (b)	50,350	868,034
Financial Institutions, Inc.	17,255	333,367
First Bancorp, Puerto Rico	139,452	2,550,577
First Busey Corp.	34,254	829,289
First Commonwealth Financial Corp.	8,212	113,408
First Financial Bankshares, Inc.	21,202	626,095
Great Southern Bancorp, Inc. (b)	26,378	1,466,881
Hancock Whitney Corp.	19,442	929,911
Hope Bancorp, Inc.	15,036	161,487
Lakeland Financial Corp. (b)	36,450	2,242,404
Mercantile Bank Corp.	3,872	157,087
Midland States Bancorp, Inc.	10,124	229,309
NBT Bancorp, Inc.	5,048	194,853
Northfield Bancorp, Inc.	37,545	355,927
Northwest Bancshares, Inc.	138,276	1,597,088
OFG Bancorp	31,713	1,187,652
Peapack-Gladstone Financial Corp.	12,984	294,088
Provident Financial Services, Inc.	169,558	2,433,157
Renasant Corp.	56,272	1,718,547
Sierra Bancorp	16,592	371,329
Stellar Bancorp, Inc. (b)	5,502	126,326
UMB Financial Corp.	29,211	2,436,782
Univest Corp. of Pennsylvania	10,072	229,944
Westamerica Bancorp.	24,902	1,208,494
		37,717,395
Capital Markets - 3.4%
Assetmark Financial Holdings, Inc. (a)	80,407	2,778,062
BGC Group, Inc. Class A	432,926	3,593,286
Federated Hermes, Inc.	78,107	2,568,158
Oppenheimer Holdings, Inc. Class A (non-vtg.)	5,632	269,829
Piper Sandler Cos.	3,594	827,231
Stifel Financial Corp.	26,736	2,249,834
StoneX Group, Inc. (a)	26,192	1,972,520
Virtus Investment Partners, Inc.	9,745	2,200,908
WisdomTree Investments, Inc. (b)	339,721	3,366,635
		19,826,463
Consumer Finance - 0.8%
EZCORP, Inc. (non-vtg.) Class A (a)(b)	96,356	1,008,847
PROG Holdings, Inc.	86,331	2,993,959
Regional Management Corp.	13,844	397,877
		4,400,683
Financial Services - 1.8%
AvidXchange Holdings, Inc. (a)	169,946	2,049,549
Compass Diversified Holdings	68,975	1,509,863
Enact Holdings, Inc.	44,810	1,373,875
Flywire Corp. (a)	22,903	375,380
Jackson Financial, Inc.	18,379	1,364,825
Payoneer Global, Inc. (a)	566,424	3,137,989
Waterstone Financial, Inc.	32,952	421,456
		10,232,937
Insurance - 1.7%
Amerisafe, Inc.	20,061	880,477
CNO Financial Group, Inc.	14,958	414,636
Genworth Financial, Inc. Class A (a)	218,149	1,317,620
HCI Group, Inc. (b)	14,777	1,361,996
Horace Mann Educators Corp. (b)	4,368	142,484
Lemonade, Inc. (a)(b)	87,245	1,439,543
Oscar Health, Inc. Class A (a)	50,777	803,292
Palomar Holdings, Inc. (a)	300	24,345
Selective Insurance Group, Inc.	40,000	3,753,200
		10,137,593
Mortgage Real Estate Investment Trusts - 0.7%
Apollo Commercial Real Estate Finance, Inc.	49,233	481,991
BrightSpire Capital, Inc.	87,594	499,286
KKR Real Estate Finance Trust, Inc. (b)	127,874	1,157,260
Ladder Capital Corp. Class A	58,866	664,597
TPG RE Finance Trust, Inc.	118,881	1,027,132
		3,830,266
TOTAL FINANCIALS		86,145,337
HEALTH CARE - 14.9%
Biotechnology - 7.7%
2seventy bio, Inc. (a)(b)	58,072	223,577
ACADIA Pharmaceuticals, Inc. (a)	41,488	674,180
Acelyrin, Inc. (a)	34,650	152,807
Adaptimmune Therapeutics PLC sponsored ADR (a)(b)	111,698	108,894
Adicet Bio, Inc. (a)(b)	153,842	186,149
ADMA Biologics, Inc. (a)	26,227	293,218
Adverum Biotechnologies, Inc. (a)	13,361	91,656
Affimed NV (a)(b)	9,142	49,824
Agenus, Inc. (a)(b)	35,183	589,315
Agios Pharmaceuticals, Inc. (a)	6,360	274,243
Akebia Therapeutics, Inc. (a)	293,477	299,347
Alector, Inc. (a)	44,330	201,258
Alkermes PLC (a)	45,699	1,101,346
Allakos, Inc. (a)	233,829	233,829
Allovir, Inc. (a)(b)	83,484	60,384
ALX Oncology Holdings, Inc. (a)	18,232	109,939
Amicus Therapeutics, Inc. (a)	95,846	950,792
Anika Therapeutics, Inc. (a)	10,801	273,589
Annexon, Inc. (a)	58,386	286,091
Apogee Therapeutics, Inc.	1,800	70,830
Arbutus Biopharma Corp. (a)(b)	38,294	118,328
Arcturus Therapeutics Holdings, Inc. (a)	20,392	496,545
Arcutis Biotherapeutics, Inc. (a)(b)	64,366	598,604
Ardelyx, Inc. (a)	20,284	150,304
Arrowhead Pharmaceuticals, Inc. (a)	12,570	326,694
Assembly Biosciences, Inc. (a)	8,206	112,586
Atara Biotherapeutics, Inc. (a)	6,352	53,992
Atreca, Inc. (a)(c)	1,061	95
Avidity Biosciences, Inc. (a)	4,938	201,717
Beam Therapeutics, Inc. (a)	7,045	165,064
BioCryst Pharmaceuticals, Inc. (a)	93,470	577,645
Biohaven Ltd. (a)	23,571	818,149
bluebird bio, Inc. (a)	27,396	26,963
Blueprint Medicines Corp. (a)	11,889	1,281,396
Bolt Biotherapeutics, Inc. (a)(b)	56,717	42,538
BridgeBio Pharma, Inc. (a)	21,228	537,705
CareDx, Inc. (a)	39,483	613,171
Carisma Therapeutics, Inc. (a)(b)	17,028	25,883
Carisma Therapeutics, Inc. rights (a)(c)	304,482	3
Cartesian Therapeutics, Inc. rights (a)(c)	85,524	11,973
Catalyst Pharmaceutical Partners, Inc. (a)	41,479	642,510
Celldex Therapeutics, Inc. (a)	16,103	595,972
Cogent Biosciences, Inc. (a)	20,047	168,996
Coherus BioSciences, Inc. (a)(b)	101,824	176,156
Corbus Pharmaceuticals Holdings, Inc. (a)	5,405	244,576
Crinetics Pharmaceuticals, Inc. (a)	11,460	513,293
Cytokinetics, Inc. (a)	20,499	1,110,636
CytomX Therapeutics, Inc. (a)	119,373	145,635
Denali Therapeutics, Inc. (a)	11,664	270,838
Design Therapeutics, Inc. (a)(b)	47,305	158,472
Disc Medicine, Inc. (a)	5,131	231,254
Dynavax Technologies Corp. (a)	9,881	110,964
Dyne Therapeutics, Inc. (a)	17,355	612,458
Eagle Pharmaceuticals, Inc. (a)(b)	13,232	74,099
Editas Medicine, Inc. (a)(b)	46,898	219,014
Emergent BioSolutions, Inc. (a)(b)	56,790	387,308
Enanta Pharmaceuticals, Inc. (a)	17,765	230,412
Erasca, Inc. (a)	129,651	305,976
Fate Therapeutics, Inc. (a)	99,316	325,756
FibroGen, Inc. (a)	189,644	169,219
Fortress Biotech, Inc. (a)(b)	4,032	6,895
G1 Therapeutics, Inc. (a)	51,389	117,167
Geron Corp. (a)	69,386	294,197
Gritstone Bio, Inc. (a)(b)	224,374	138,641
Halozyme Therapeutics, Inc. (a)	34,149	1,788,042
Heron Therapeutics, Inc. (a)(b)	196,713	688,496
Humacyte, Inc. Class A (a)(b)	43,619	209,371
Ideaya Biosciences, Inc. (a)	6,592	231,445
Immunovant, Inc. (a)	7,406	195,518
Inhibrx Biosciences, Inc. (b)	15,936	225,813
Insmed, Inc. (a)	41,844	2,803,548
Intellia Therapeutics, Inc. (a)	7,782	174,161
Iovance Biotherapeutics, Inc. (a)	17,683	141,818
Ironwood Pharmaceuticals, Inc. Class A (a)	78,328	510,699
Jounce Therapeutics, Inc. rights (a)(c)	118,367	1
Kalvista Pharmaceuticals, Inc. (a)(b)	27,119	319,462
Karyopharm Therapeutics, Inc. (a)	189,548	164,452
Kodiak Sciences, Inc. (a)	91,420	214,837
Krystal Biotech, Inc. (a)	2,953	542,289
Kura Oncology, Inc. (a)	39,447	812,214
Madrigal Pharmaceuticals, Inc. (a)(b)	3,056	856,169
Mersana Therapeutics, Inc. (a)(b)	67,383	135,440
MiMedx Group, Inc. (a)	22,505	155,960
Mustang Bio, Inc. (a)(b)	5,203	2,461
Myriad Genetics, Inc. (a)	30,405	743,706
Nkarta, Inc. (a)	33,564	198,363
Novavax, Inc. (a)	10,570	133,816
Nurix Therapeutics, Inc. (a)(b)	35,746	746,019
Nuvalent, Inc. Class A (a)	1,727	131,010
Oncternal Therapeutics, Inc. rights (a)(c)	1,148	0
Organogenesis Holdings, Inc. Class A (a)	95,945	268,646
ORIC Pharmaceuticals, Inc. (a)	45,084	318,744
Precigen, Inc. (a)(b)	157,096	248,212
Protagonist Therapeutics, Inc. (a)	4,159	144,109
PTC Therapeutics, Inc. (a)	23,365	714,502
Puma Biotechnology, Inc. (a)(b)	53,472	174,319
Q32 Bio, Inc. (a)	2,531	45,431
Q32 Bio, Inc. rights (a)(c)	40,603	0
RAPT Therapeutics, Inc. (a)	8,720	26,596
Recursion Pharmaceuticals, Inc. Class A (a)(b)	24,699	185,243
Relay Therapeutics, Inc. (a)(b)	34,569	225,390
Revolution Medicines, Inc. (a)	27,797	1,078,802
Rhythm Pharmaceuticals, Inc. (a)(b)	3,841	157,711
Rigel Pharmaceuticals, Inc. (a)	13,826	113,650
Rocket Pharmaceuticals, Inc. (a)	26,050	560,857
Sage Therapeutics, Inc. (a)	23,732	257,730
Sana Biotechnology, Inc. (a)(b)	45,675	249,386
Sangamo Therapeutics, Inc. (a)(b)	198,275	71,042
Scholar Rock Holding Corp. (a)	7,904	65,840
SpringWorks Therapeutics, Inc. (a)	7,122	268,286
Summit Therapeutics, Inc. (a)(b)	15,886	123,911
Surface Oncology, Inc. rights (a)(c)	60,289	1
Sutro Biopharma, Inc. (a)	86,806	254,342
Syndax Pharmaceuticals, Inc. (a)	24,584	504,710
Taysha Gene Therapies, Inc. (a)	166,373	372,676
Tenaya Therapeutics, Inc. (a)	54,264	168,218
TG Therapeutics, Inc. (a)	15,132	269,198
Travere Therapeutics, Inc. (a)	66,491	546,556
Twist Bioscience Corp. (a)	22,040	1,086,131
Vanda Pharmaceuticals, Inc. (a)(b)	65,874	372,188
Vaxcyte, Inc. (a)	21,572	1,628,902
Vera Therapeutics, Inc. (a)	20,278	733,658
Veracyte, Inc. (a)(b)	26,746	579,586
Vericel Corp. (a)	3,571	163,837
Voyager Therapeutics, Inc. (a)(b)	41,743	330,187
Xbiotech, Inc. (a)	14,492	74,489
Y-mAbs Therapeutics, Inc. (a)	14,661	177,105
Zentalis Pharmaceuticals, Inc. (a)	12,499	51,121
		44,377,489
Health Care Equipment & Supplies - 3.5%
Accuray, Inc. (a)	275,189	500,844
Alphatec Holdings, Inc. (a)	12,477	130,385
Angiodynamics, Inc. (a)	14,911	90,212
Artivion, Inc. (a)	56,405	1,446,788
Atricure, Inc. (a)	43,194	983,527
Avanos Medical, Inc. (a)	64,663	1,288,087
AxoGen, Inc. (a)	13,943	100,947
Axonics, Inc. (a)	2,975	200,009
Cerus Corp. (a)(b)	231,868	408,088
CONMED Corp.	48,652	3,372,557
Haemonetics Corp. (a)	10,577	875,035
Inari Medical, Inc. (a)	22,147	1,066,378
Integra LifeSciences Holdings Corp. (a)	30,086	876,706
IRadimed Corp.	9	395
Lantheus Holdings, Inc. (a)	16,120	1,294,275
LivaNova PLC (a)	8,725	478,305
Merit Medical Systems, Inc. (a)	29,044	2,496,332
RxSight, Inc. (a)	55,289	3,326,739
Tactile Systems Technology, Inc. (a)	36,209	432,335
Treace Medical Concepts, Inc. (a)	19,485	129,575
Zimvie, Inc. (a)	18,249	333,044
		19,830,563
Health Care Providers & Services - 1.7%
23andMe Holding Co. Class A (a)(b)	468,196	183,158
Addus HomeCare Corp. (a)	7,722	896,601
AMN Healthcare Services, Inc. (a)	17,333	887,970
BrightSpring Health Services, Inc.	165,248	1,877,217
Brookdale Senior Living, Inc. (a)	78,689	537,446
Guardant Health, Inc. (a)	81,684	2,359,034
HealthEquity, Inc. (a)	7,830	674,946
Hims & Hers Health, Inc. (a)	9,160	184,940
Option Care Health, Inc. (a)	61,613	1,706,680
Patterson Companies, Inc.	17,044	411,101
Talkspace, Inc. Class A (a)	52,842	121,537
		9,840,630
Health Care Technology - 0.5%
Health Catalyst, Inc. (a)	93,560	597,848
HealthStream, Inc.	43,303	1,208,154
Phreesia, Inc. (a)	39,291	832,969
Veradigm, Inc. (a)(b)	42,522	403,959
		3,042,930
Life Sciences Tools & Services - 0.3%
Adaptive Biotechnologies Corp. (a)(b)	63,760	230,811
Codexis, Inc. (a)(b)	100,489	311,516
Cytek Biosciences, Inc. (a)	65,404	364,954
Medpace Holdings, Inc. (a)	1,418	584,003
Nanostring Technologies, Inc. (a)(b)(c)	84,939	6,099
OmniAb, Inc. (a)(b)	72,199	270,746
Pacific Biosciences of California, Inc. (a)(b)	26,060	35,702
		1,803,831
Pharmaceuticals - 1.2%
Amneal Intermediate, Inc. Class A, (a)	93,405	593,122
Amphastar Pharmaceuticals, Inc. (a)	14,469	578,760
Amylyx Pharmaceuticals, Inc. (a)	12,268	23,309
ANI Pharmaceuticals, Inc. (a)	8,702	554,143
Arvinas Holding Co. LLC (a)	16,463	438,245
Atea Pharmaceuticals, Inc. (a)	43,885	145,259
Axsome Therapeutics, Inc. (a)	4,780	384,790
Cara Therapeutics, Inc. (a)	107,219	27,663
Corcept Therapeutics, Inc. (a)	9,800	318,402
Edgewise Therapeutics, Inc. (a)	13,732	247,313
Evolus, Inc. (a)	27,585	299,297
Harmony Biosciences Holdings, Inc. (a)	13,554	408,924
Pacira Biosciences, Inc. (a)	3,621	103,597
Phibro Animal Health Corp. Class A	13,119	220,006
Prestige Consumer Healthcare, Inc. (a)	17,845	1,228,628
Relmada Therapeutics, Inc. (a)	58,393	175,179
Revance Therapeutics, Inc. (a)(b)	96,408	247,769
SIGA Technologies, Inc.	19,003	144,233
Supernus Pharmaceuticals, Inc. (a)	2,822	75,489
Terns Pharmaceuticals, Inc. (a)	37,916	258,208
Ventyx Biosciences, Inc. (a)	7,077	16,348
WAVE Life Sciences (a)	36,059	179,934
		6,668,618
TOTAL HEALTH CARE		85,564,061
INDUSTRIALS - 18.9%
Aerospace & Defense - 0.9%
AAR Corp. (a)	50,499	3,671,277
Astronics Corp. (a)	19,520	390,986
Ducommun, Inc. (a)	15,209	883,035
Park Aerospace Corp.	11,796	161,369
Virgin Galactic Holdings, Inc. (a)(b)	12,963	109,278
		5,215,945
Building Products - 1.3%
American Woodmark Corp. (a)	7,033	552,794
Apogee Enterprises, Inc.	30,983	1,946,817
Gibraltar Industries, Inc. (a)	21,714	1,488,495
Griffon Corp.	26,482	1,691,141
Janus International Group, Inc. (a)	49,087	619,969
Resideo Technologies, Inc. (a)	68,368	1,337,278
		7,636,494
Commercial Services & Supplies - 3.1%
ABM Industries, Inc.	39,329	1,988,868
Brady Corp. Class A	42,993	2,838,398
CECO Environmental Corp. (a)	97,170	2,803,355
Cimpress PLC (a)(b)	36,210	3,172,358
HNI Corp.	24,394	1,098,218
Interface, Inc. (b)	24,368	357,722
OpenLane, Inc. (a)	189,496	3,143,739
The Brink's Co.	17,740	1,816,576
The GEO Group, Inc. (a)	40,671	584,036
		17,803,270
Construction & Engineering - 1.9%
Arcosa, Inc.	5,594	466,596
Comfort Systems U.S.A., Inc.	6,930	2,107,552
Dycom Industries, Inc. (a)	5,480	924,805
EMCOR Group, Inc.	7,886	2,879,021
Fluor Corp. (a)	72,801	3,170,484
IES Holdings, Inc. (a)	1,133	157,861
Limbach Holdings, Inc. (a)(b)	19,270	1,097,041
		10,803,360
Electrical Equipment - 1.9%
Array Technologies, Inc. (a)	63,598	652,515
Atkore, Inc.	7,570	1,021,420
EnerSys	36,610	3,789,867
Enovix Corp. (a)	16,338	252,585
Fluence Energy, Inc. (a)	24,190	419,455
LSI Industries, Inc.	37,674	545,143
Powell Industries, Inc. (b)	2,487	356,636
Preformed Line Products Co. (b)	12,242	1,524,619
Thermon Group Holdings, Inc. (a)	16,774	515,968
Vicor Corp. (a)	46,033	1,526,454
		10,604,662
Ground Transportation - 0.3%
Marten Transport Ltd.	100,278	1,850,129
Machinery - 3.7%
Albany International Corp. Class A	7,230	610,574
Blue Bird Corp. (a)	6,557	353,094
Chart Industries, Inc. (a)	10,066	1,452,926
Enerpac Tool Group Corp. Class A	42,606	1,626,697
Federal Signal Corp.	8,275	692,369
Gorman-Rupp Co.	5,665	207,962
Hurco Companies, Inc.	19,036	290,489
Hyster-Yale Materials Handling, Inc. Class A	24,289	1,693,672
L.B. Foster Co. Class A (a)	7,447	160,259
Mueller Water Products, Inc.	195,499	3,503,342
Proto Labs, Inc. (a)	13,475	416,243
Tennant Co.	20,752	2,042,827
Terex Corp.	62,951	3,452,233
Trinity Industries, Inc.	48,369	1,447,200
Watts Water Technologies, Inc. Class A	17,435	3,197,056
		21,146,943
Marine Transportation - 0.6%
Matson, Inc.	28,216	3,695,450
Passenger Airlines - 0.7%
Joby Aviation, Inc. (a)	37,520	191,352
SkyWest, Inc. (a)	46,527	3,818,471
		4,009,823
Professional Services - 2.2%
Barrett Business Services, Inc.	48,632	1,593,671
CRA International, Inc.	4,548	783,257
CSG Systems International, Inc.	73,892	3,042,134
ExlService Holdings, Inc. (a)	80,101	2,511,967
Huron Consulting Group, Inc. (a)	11,580	1,140,630
Parsons Corp. (a)	22,940	1,876,721
Planet Labs PBC Class A (a)(b)	185,871	345,720
TriNet Group, Inc.	1,474	147,400
Ttec Holdings, Inc.	61	359
Upwork, Inc. (a)	90,534	973,241
		12,415,100
Trading Companies & Distributors - 2.3%
Applied Industrial Technologies, Inc.	22,692	4,402,248
Beacon Roofing Supply, Inc. (a)	1,945	176,023
Boise Cascade Co.	1,777	211,854
DXP Enterprises, Inc. (a)	10,501	481,366
FTAI Aviation Ltd.	31,347	3,235,951
GATX Corp. (b)	5,979	791,380
Global Industrial Co.	14,859	465,978
H&E Equipment Services, Inc.	36,145	1,596,525
McGrath RentCorp.	1,112	118,484
MRC Global, Inc. (a)	42,955	554,549
Rush Enterprises, Inc. Class A	28,711	1,202,130
		13,236,488
TOTAL INDUSTRIALS		108,417,664
INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 0.3%
CommScope Holding Co., Inc. (a)	522,714	642,938
Extreme Networks, Inc. (a)	78,492	1,055,717
		1,698,655
Electronic Equipment, Instruments & Components - 4.0%
Arlo Technologies, Inc. (a)	101,122	1,318,631
Badger Meter, Inc.	12,543	2,337,388
Belden, Inc.	36,964	3,467,223
Benchmark Electronics, Inc.	57,520	2,269,739
Fabrinet (a)	20,144	4,931,034
Itron, Inc. (a)	33,057	3,271,321
Kimball Electronics, Inc. (a)	23,042	506,463
OSI Systems, Inc. (a)	1,705	234,472
Ouster, Inc. Class A (a)	38,241	375,909
PC Connection, Inc.	17,829	1,144,622
Sanmina Corp. (a)	49,170	3,257,513
		23,114,315
Semiconductors & Semiconductor Equipment - 3.5%
Ambarella, Inc. (a)	4,197	226,428
Axcelis Technologies, Inc. (a)	6,170	877,312
Credo Technology Group Holding Ltd. (a)	78,818	2,517,447
Diodes, Inc. (a)	2,863	205,936
Lattice Semiconductor Corp. (a)	29,475	1,709,255
MaxLinear, Inc. Class A (a)	104,903	2,112,746
Onto Innovation, Inc. (a)	2,155	473,152
PDF Solutions, Inc. (a)	67,801	2,466,600
Photronics, Inc. (a)	49,959	1,232,489
Rambus, Inc. (a)	24,578	1,444,203
Semtech Corp. (a)	112,677	3,366,789
SMART Global Holdings, Inc. (a)	140,999	3,224,647
		19,857,004
Software - 6.5%
8x8, Inc. (a)(b)	698,446	1,550,550
AppFolio, Inc. Class A, (a)(b)	2,411	589,658
Aurora Innovation, Inc. Class A, (a)(b)	80,177	222,090
BlackLine, Inc. (a)	49,577	2,402,006
Clear Secure, Inc. (b)	73,750	1,379,863
CommVault Systems, Inc. (a)	31,686	3,852,067
Domo, Inc. Class B (a)(b)	114,022	880,250
E2open Parent Holdings, Inc. (a)	69,713	313,011
Everbridge, Inc. (a)	6,660	233,033
Intapp, Inc. (a)	20,688	758,629
Jamf Holding Corp. (a)	30,260	499,290
LivePerson, Inc. (a)(b)	297,541	172,723
Liveramp Holdings, Inc. (a)	88,050	2,724,267
MeridianLink, Inc. (a)	13,632	291,180
N-able, Inc. (a)	41,197	627,430
ON24, Inc.	17,677	106,239
Pagerduty, Inc. (a)(b)	62,112	1,424,228
Progress Software Corp.	13,742	745,641
PROS Holdings, Inc. (a)	26,858	769,482
Q2 Holdings, Inc. (a)	62,347	3,761,395
Qualys, Inc. (a)	25,174	3,589,812
Sapiens International Corp. NV	4,500	152,685
SecureWorks Corp. (a)	8,890	62,230
Sprinklr, Inc. (a)(b)	33,885	325,974
Sprout Social, Inc. (a)(b)	20,463	730,120
SPS Commerce, Inc. (a)	22,888	4,306,606
Tenable Holdings, Inc. (a)	31,261	1,362,354
Upland Software, Inc. (a)	40,385	100,559
Weave Communications, Inc. (a)	20,924	188,734
Workiva, Inc. (a)	5,610	409,474
Xperi, Inc. (a)	69,334	569,232
Yext, Inc. (a)	246,584	1,319,224
Zuora, Inc. (a)	118,643	1,178,125
		37,598,161
Technology Hardware, Storage & Peripherals - 0.6%
Super Micro Computer, Inc. (a)	3,465	2,839,048
Xerox Holdings Corp.	30,115	349,936
		3,188,984
TOTAL INFORMATION TECHNOLOGY		85,457,119
MATERIALS - 5.3%
Chemicals - 2.3%
American Vanguard Corp.	73,624	633,166
Balchem Corp.	3,717	572,232
H.B. Fuller Co.	48,173	3,707,394
Hawkins, Inc.	13,996	1,273,636
Innospec, Inc.	18,452	2,280,483
Minerals Technologies, Inc.	43,922	3,652,554
Sensient Technologies Corp.	15,801	1,172,276
Trinseo PLC	43,852	101,298
		13,393,039
Containers & Packaging - 0.3%
Myers Industries, Inc.	39,899	533,849
Pactiv Evergreen, Inc.	33,000	373,560
TriMas Corp.	27,367	699,501
		1,606,910
Metals & Mining - 2.3%
ATI, Inc. (a)	40,139	2,225,708
Carpenter Technology Corp.	38,621	4,232,089
Constellium NV (a)	70,220	1,323,647
Hecla Mining Co.	112,727	546,726
Materion Corp.	4,684	506,481
Olympic Steel, Inc.	5,824	261,090
SunCoke Energy, Inc.	155,523	1,524,125
Warrior Metropolitan Coal, Inc.	23,430	1,470,701
Worthington Steel, Inc.	24,169	806,278
		12,896,845
Paper & Forest Products - 0.4%
Clearwater Paper Corp. (a)	20,919	1,013,944
Sylvamo Corp.	19,721	1,352,861
		2,366,805
TOTAL MATERIALS		30,263,599
REAL ESTATE - 4.1%
Equity Real Estate Investment Trusts (REITs) - 3.5%
Alexanders, Inc.	1,319	296,590
American Assets Trust, Inc.	90,583	2,027,248
Ashford Hospitality Trust, Inc. (a)(b)	88,598	86,073
CareTrust (REIT), Inc.	44,625	1,120,088
Community Healthcare Trust, Inc.	11,873	277,709
EastGroup Properties, Inc.	14,101	2,398,580
Empire State Realty Trust, Inc.	226,599	2,125,499
Equity Commonwealth (a)	67,792	1,315,165
Global Medical REIT, Inc.	80,921	734,763
National Health Investors, Inc.	21,853	1,480,104
NexPoint Residential Trust, Inc.	5,985	236,467
Outfront Media, Inc.	57,327	819,776
Phillips Edison & Co., Inc.	61,475	2,010,847
Retail Opportunity Investments Corp.	45,243	562,370
Ryman Hospitality Properties, Inc.	16,319	1,629,615
SITE Centers Corp.	48,717	706,397
Tanger, Inc.	20,949	567,927
Terreno Realty Corp.	7,998	473,322
The Macerich Co.	14,099	217,689
Uniti Group, Inc.	133,386	389,487
Universal Health Realty Income Trust (SBI)	7,997	313,003
Urban Edge Properties	2,007	37,069
Whitestone REIT	40,794	542,968
		20,368,756
Real Estate Management & Development - 0.6%
Anywhere Real Estate, Inc. (a)	243,962	807,514
Compass, Inc. (a)	522,356	1,880,482
Opendoor Technologies, Inc. Class A (a)(b)	275,345	506,635
RE/MAX Holdings, Inc. Class A	16,240	131,544
		3,326,175
TOTAL REAL ESTATE		23,694,931
UTILITIES - 2.2%
Electric Utilities - 0.7%
Allete, Inc.	16,464	1,026,530
Otter Tail Corp.	30,845	2,701,714
		3,728,244
Gas Utilities - 0.6%
New Jersey Resources Corp.	76,671	3,276,919
Independent Power and Renewable Electricity Producers - 0.0%
Altus Power, Inc. Class A (a)(b)	38,693	151,677
Water Utilities - 0.9%
American States Water Co.	28,929	2,099,378
California Water Service Group	18,727	908,072
Consolidated Water Co., Inc. (b)	7,627	202,421
SJW Group	38,902	2,109,266
		5,319,137
TOTAL UTILITIES		12,475,977
TOTAL COMMON STOCKS (Cost $509,769,192)		562,480,446

U.S. Treasury Obligations - 0.4%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.32% 7/5/24 to 9/26/24 (e) (Cost $2,100,578)	2,120,000	2,100,613

Money Market Funds - 10.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (f)	31,385,324	31,391,601
Fidelity Securities Lending Cash Central Fund 5.38% (f)(g)	29,675,042	29,678,010
TOTAL MONEY MARKET FUNDS (Cost $61,069,610)		61,069,611

TOTAL INVESTMENT IN SECURITIES - 109.0% (Cost $572,939,380)	625,650,670
NET OTHER ASSETS (LIABILITIES) - (9.0)%	(51,478,214)
NET ASSETS - 100.0%	574,172,456

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	98	Sep 2024	10,118,500	160,719	160,719

The notional amount of futures purchased as a percentage of Net Assets is 1.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $11,803,840.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,005,668.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	8,990,995	57,678,758	35,278,124	210,997	(28)	-	31,391,601	0.1%
Fidelity Securities Lending Cash Central Fund 5.38%	21,311,490	68,242,224	59,875,704	15,256	-	-	29,678,010	0.1%
Total	30,302,485	125,920,982	95,153,828	226,253	(28)	-	61,069,611

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of June 30, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	17,384,936	17,384,936	-	-
Consumer Discretionary	59,254,418	59,254,418	-	-
Consumer Staples	20,091,232	20,091,232	-	-
Energy	33,731,172	33,731,172	-	-
Financials	86,145,337	86,145,337	-	-
Health Care	85,564,061	85,545,889	-	18,172
Industrials	108,417,664	108,417,664	-	-
Information Technology	85,457,119	85,457,119	-	-
Materials	30,263,599	30,263,599	-	-
Real Estate	23,694,931	23,694,931	-	-
Utilities	12,475,977	12,475,977	-	-

U.S. Government and Government Agency Obligations	2,100,613	-	2,100,613	-

Money Market Funds	61,069,611	61,069,611	-	-
Total Investments in Securities:	625,650,670	623,531,885	2,100,613	18,172
Derivative Instruments: Assets
Futures Contracts	160,719	160,719	-	-
Total Assets	160,719	160,719	-	-
Total Derivative Instruments:	160,719	160,719	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	160,719	0
Total Equity Risk	160,719	0
Total Value of Derivatives	160,719	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Enhanced Small Cap ETF
Financial Statements
Statement of Assets and Liabilities
		June 30, 2024

Assets
Investment in securities, at value (including securities loaned of $28,375,344) - See accompanying schedule:
Unaffiliated issuers (cost $511,869,770)	$564,581,059
Fidelity Central Funds (cost $61,069,610)	61,069,611

Total Investment in Securities (cost $572,939,380)		$625,650,670
Cash		2,768
Receivable for investments sold		22,851,124
Dividends receivable		416,442
Distributions receivable from Fidelity Central Funds		61,267
Receivable for daily variation margin on futures contracts		58,306
Receivable from investment adviser for expense reductions		16,210
Other receivables		22
Total assets		649,056,809
Liabilities
Payable for investments purchased	$21,760,437
Payable for fund shares redeemed	23,289,390
Accrued management fee	133,084
Other payables and accrued expenses	29,577
Collateral on securities loaned	29,671,865
Total liabilities		74,884,353
Net Assets		$574,172,456
Net Assets consist of:
Paid in capital		$547,279,769
Total accumulated earnings (loss)		26,892,687
Net Assets		$574,172,456
Net Asset Value, offering price and redemption price per share ($574,172,456 ÷ 19,721,356 shares)		$29.11
Statement of Operations
	Four months ended June 30, 2024	Year ended February 29, 2024
Investment Income
Dividends	$2,461,415	6,718,777
Interest	19,082	26,617
Income from Fidelity Central Funds (including $15,256 and $88,263 from security lending)	226,253	467,252
Total income	2,706,750	7,212,646
Expenses
Management fee	$514,102	2,551,454
Independent trustees' fees and expenses	765	3,413
Miscellaneous	25,690	11,754
Total expenses before reductions	540,557	2,566,621
Expense reductions	(16,301)	(3,509)
Total expenses after reductions	524,256	2,563,112
Net Investment income (loss)	2,182,494	4,649,534
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	4,089,824	3,174,058
Redemptions in-kind	23,751,146	29,724,397
Fidelity Central Funds	(28)	2,245
Futures contracts	233,575	(106,111)
Total net realized gain (loss)	28,074,517	32,794,589
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(29,628,072)	27,423,408
Fidelity Central Funds	-	(2,244)
Futures contracts	(339,928)	283,082
Total change in net unrealized appreciation (depreciation)	(29,968,000)	27,704,246
Net gain (loss)	(1,893,483)	60,498,835
Net increase (decrease) in net assets resulting from operations	$289,011	65,148,369

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund during the prior fiscal year.
Statement of Changes in Net Assets

	Four months ended June 30, 2024	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,182,494	$4,649,534	$5,449,677
Net realized gain (loss)	28,074,517	32,794,589	(26,454,327)
Change in net unrealized appreciation (depreciation)	(29,968,000)	27,704,246	865,031
Net increase (decrease) in net assets resulting from operations	289,011	65,148,369	(20,139,619)
Distributions to shareholders	(2,247,305)	(4,715,442)	(28,460,527)

Share transactions
Proceeds from sales of shares	113,489,919	117,577,525	54,476,948
Reinvestment of distributions	-	4,092,903	26,941,979
Cost of shares redeemed	(43,439,075)	(261,496,096)	(102,513,711)

Net increase (decrease) in net assets resulting from share transactions	70,050,844	(139,825,668)	(21,094,784)
Total increase (decrease) in net assets	68,092,550	(79,392,741)	(69,694,930)

Net Assets
Beginning of period	506,079,906	585,472,647	655,167,577
End of period	$574,172,456	$506,079,906	$585,472,647

Other Information
Shares
Sold	3,900,000	4,564,341	2,217,524
Issued in reinvestment of distributions	-	163,135	1,060,903
Redeemed	(1,500,000)	(10,287,720)	(4,201,984)
Net increase (decrease)	2,400,000	(5,560,244)	(923,557)

See Organization and Merger information note regarding reorganization from mutual fund to exchange traded fund during the prior fiscal year.

Share activity is further described in Organization and Merger information notes, and amounts for the prior fiscal years have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
Financial Highlights
Fidelity® Enhanced Small Cap ETF

Years ended June 30,	2024 A	2024 B,C	2023 B,D	2022 B,D	2021 B,D	2020 B,C
Selected Per-Share Data
Net asset value, beginning of period	$29.22	$25.58	$27.53	$34.05	$22.27	$24.75
Income from Investment Operations
Net investment income (loss) E,F	.11	.22	.24	.14	.16	.24
Net realized and unrealized gain (loss)	(.10)	3.65	(.99)	(.40)	11.80	(2.48)
Total from investment operations	.01	3.87	(.75)	(.26)	11.96	(2.24)
Distributions from net investment income	(.12)	(.23)	(.22)	(.14)	(.18)	(.24)
Distributions from net realized gain	-	-	(1.00)	(6.12)	-	-
Total distributions	(.12)	(.23)	(1.20) G	(6.26)	(.18)	(.24)
Net asset value, end of period	$29.11	$29.22	$25.58	$27.53	$34.05	$22.27
Total Return H,I,J	.06%	15.26%	(2.62)%	(1.64)%	53.78%	(9.18)%
Ratios to Average Net Assets F,K,L
Expenses before reductions	.28% M,N	.48%	.55%	.63%	.64%	.64%
Expenses net of fee waivers, if any	.28 % M,N	.48%	.55%	.63%	.64%	.64%
Expenses net of all reductions	.28% M,N	.48%	.55%	.63%	.64%	.64%
Net investment income (loss)	1.20% M,N	.87%	.94%	.41%	.62%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$574,172	$506,080	$585,473	$655,168	$689,131	$515,960
Portfolio turnover rate O	71 % M,P	97% P	98%	96%	44%	79%

AFor the four month period ended June 30. The Fund changed its fiscal year end from February 29 to June 30, effective March 1, 2024.
BAs further described in Organization and Merger information notes, per share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger. All financial information prior to the merger is that of the Predecessor Fund.
CFor the year ended February 29.
DFor the year ended February 28.
ECalculated based on average shares outstanding during the period.
FNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
GTotal distributions per share do not sum due to rounding.
HTotal returns for periods of less than one year are not annualized.
ITotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
JBased on net asset value.
KFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
LExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
MAnnualized.
NProxy expenses are not annualized.
OAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
PPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended June 30, 2024

1. Organization.
Fidelity Enhanced Small Cap ETF (the Fund) is an exchange-traded fund of Fidelity Covington Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective November 17, 2023, Fidelity Small Cap Enhanced Index Fund (Predecessor Fund) reorganized into the newly created Fidelity Enhanced Small Cap ETF. The Predecessor Fund was the accounting survivor in the reorganization, and, as such, the financial statements and financial highlights for the fiscal year ended February 29, 2024 and prior reflect the financial information of the Predecessor Fund through November 17, 2023 (see Prior Fiscal Year Merger Information note).

Effective March 1, 2024 the Fund's fiscal year-end changed from February 28 to June 30. Accordingly, the Fund's financial statements and related notes include information as of the four month period ended June 30, 2024 and the one year periods ended February 29, 2024 and February 28, 2023, as applicable.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE)business (normally 4:00 p.m. Eastern time) of the New York Stock Exchange, Archipelago Exchange (NYSE Arca), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,254,015
Gross unrealized depreciation	(51,636,053)
Net unrealized appreciation (depreciation)	$49,617,962
Tax Cost	$576,032,708

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$458,582
Capital loss carryforward	$(23,183,857)
Net unrealized appreciation (depreciation) on securities and other investments	$49,617,962

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(23,183,857)
Total capital loss carryforward	$(23,183,857)

The tax character of distributions paid was as follows:

	June 30, 2024	February 29, 2024	February 28, 2023
Ordinary Income	$2,247,305	$ 4,715,442	$ 4,900,302
Long-term Capital Gains	-	-	23,560,225
Total	$2,247,305	$ 4,715,442	$ 28,460,527
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Enhanced Small Cap ETF	166,037,952	122,930,939

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity Enhanced Small Cap ETF	66,555,131	40,758,295

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of .28% of average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholders meeting expenses. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

During the period March 1, 2023 through November 17, 2023, the Predecessor Fund paid an all-inclusive management fee based on annual rate of .55% of the Fund's average net assets; and the investment adviser paid all ordinary operating expenses of the Fund, except fees and expenses of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fee was reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

June 30, 2024	Amount ($)
Fidelity Enhanced Small Cap ETF	4,530

February 29, 2024	Amount ($)
Fidelity Enhanced Small Cap ETF	1,756

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Enhanced Small Cap ETF	6,655,391	4,273,376	847,342

7. Committed Line of Credit.
During the period September 1, 2023 through November 17, 2023, the Predecessor Fund participated with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit were borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

June 30, 2024	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Enhanced Small Cap ETF	1,545	366	141,265

February 29, 2024	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Enhanced Small Cap ETF	8,684	2,414	57,346

9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent proxy and shareholder meeting expenses exceeded .003% of average net assets. This reimbursement will remain in place through October 31, 2025. During the period this reimbursement reduced the Fund's expenses as follows:
Reimbursement ($)
Fidelity Enhanced Small Cap ETF	16,210

June 30, 2024
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $91.

February 29, 2024
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,509.

10. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Prior Fiscal Year Merger Information.
On November 17, 2023, Fidelity Small Cap Enhanced Index Fund (Predecessor Fund) reorganized into a newly created Fidelity Enhanced Small Cap ETF (ETF) pursuant an Agreement and Plan of Reorganization (the Agreement) approved by its Board of Trustees. Per the Agreement, shareholders of the Predecessor Fund received ETF shares equal in value to the shares of the Predecessor Fund they owned on the day the reorganization was effective. The Predecessor Fund was the accounting survivor after the reorganization. As such, performance and financial history prior to the reorganization is that of the Predecessor Fund. Historical share transactions and per share information for the Predecessor Fund was retroactively adjusted to reflect the change in capital structure due to the reorganization.

For financial reporting purposes, the assets and liabilities of the Predecessor Fund and shares issued by the ETF were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund were carried forward and will be utilized for purposes of the ETF's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Costs incurred in connection with the reorganization were paid by the Predecessor Fund.

Predecessor Fund/Accounting Survivor	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Small Cap Enhanced Index Fund	510,635,061	30,515,551	511,993,789	20,479,785	.5077880000

Acquiring ETF	Net Assets $	Total net assets after the acquisition $
Fidelity Enhanced Small Cap ETF	25	511,993,814

Pro forma results of operations of the combined entity for the entire period ended February 29, 2024, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$5,714,131
Total net realized gain (loss)	32,794,589
Total change in net unrealized appreciation (depreciation)	27,704,246
Net increase (decrease) in net assets resulting from operations	$66,212,966

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Fund that has been included in the ETF's Statement of Operations since November 17, 2023.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Enhanced Small Cap ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Enhanced Small Cap ETF (one of the funds constituting Fidelity Covington Trust, referred to hereafter as the "Fund") as of June 30, 2024, the related statement of operations for the period March 1, 2024 through June 30, 2024 and the year ended February 29, 2024, the statement of changes in net assets for the period March 1, 2024 through June 30, 2024 and for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations for the period March 1, 2024 through June 30, 2024 and for the year ended February 29, 2024, the changes in its net assets for the period March 1, 2024 through June 30, 2024 and for each of the two years in the period ended February 29, 2024, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
August 19, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $255,612 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 85% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.55% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.45% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Note: This is not applicable for any fund included in this document.

1.9910154.101
CPE-ANN-0824

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Covington Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	August 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	August 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer (Principal Financial Officer)

Date:	August 22, 2024